                    As Filed with the Securities and Exchange
                         Commission on December 31, 1998



                            1933 Act File No. 2-78609
                           1940 Act File No. 811-3519

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A



REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                  /    /
                                                                         -----
Pre-Effective Amendment No.                                              /    /
                                                                         -----
Post-Effective Amendment No. 23                                          / X  /
                             --                                          -----


                                     and/or


REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940          /    /
                                                                         -----
Amendment No. 25                                                         / X  /
              --                                                         -----
                        (Check appropriate box or boxes.)


                        FREEDOM GROUP OF TAX EXEMPT FUNDS
                           (Exact Name of Registrant)

                       One Beacon Street, Boston, MA 02108
                    (Address of Principal Executive Offices)

                                 (617) 523-3170
                         (Registrant's Telephone Number)

                             Regina M. Pisa, P.C.
                             Goodwin, Procter & Hoar LLP
                        Exchange Place, Boston, MA 02109
               (Name and Address of Agent for Service of Process)

                  Approximate date of proposed public offering:

     It is proposed that this filing will become effective under Rule 485 (check appropriate box):


         / / Immediately upon filing pursuant to paragraph (b) / / On _____ pursuant to paragraph (b) / X / 60 days after filing pursuant to paragraph (a)(1) / / On _____ pursuant to paragraph (a)(1) / / 75 days after filing pursuant to paragraph (a)(2) / / On _____ pursuant to paragraph (a)(2).


         If appropriate check the following box:

         / / This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                     PART A

                To the Registration Statement of Freedom Group of
               Tax Exempt Funds including Freedom Tax Exempt Money Fund (the "Tax Exempt Fund") and Freedom California
                  Tax Exempt Money Fund (the "California Fund")

[Front Cover]                                                             [LOGO]


                    FREEDOM CALIFORNIA TAX EXEMPT MONEY FUND



         A money market fund investing in a portfolio of high quality, short-term securities that generate income generally exempt from federal and California personal income taxes.

         The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.


                                   PROSPECTUS
                                  March 1, 1999

                                  ANNUAL REPORT
                      for the year ended December 31, 1998
                               begins on page 20.

                                TABLE OF CONTENTS

                                                                            Page

FUND INVESTMENT OBJECTIVES AND STRATEGIES......................................1

VOLATILITY AND PERFORMANCE.....................................................3

INVESTOR FEES AND FUND EXPENSES................................................6

INVESTMENT MANAGEMENT..........................................................7

BUYING, SELLING, EXCHANGING FUND SHARES........................................7

DISTRIBUTIONS AND TAXES.......................................................15

ADDITIONAL INFORMATION ON FUND INVESTMENTS....................................16

FINANCIAL HIGHLIGHTS..........................................................18

ADDITIONAL INFORMATION ABOUT THE FUNDS........................................19


                                       (i)

                    FUND INVESTMENT OBJECTIVES AND STRATEGIES

Fundamental Objective

         The Fund seeks to achieve as high a rate of current income exempt from federal and California personal income taxes as is consistent with the maintenance of liquidity and preservation of capital.

Principal Investment Strategies

         The Fund invests at least 80% of its total assets in California municipal securities, which include fixed and variable rate debt obligations issued by the State of California, its counties, towns and public authorities. Those securities tend to be:

- general obligation bonds - where principal and interest are paid from the general tax revenues received by the issuer

- revenue bonds - where principal and interest are paid only from the revenues received from one or more public projects or special excise taxes. These bonds tend to be issued in connection with the financing of infrastructure projects, such as toll roads and housing projects. They are not general obligations of the issuer

- industrial development bonds - where principal and interest are paid only from revenues received from privately-operated facilities. Generally, these bonds are issued in the name of a public finance authority to finance infrastructure used by a private entity. However they are the general obligations of the private entity, not the issuer

The income generated by those securities generally is exempt from federal income tax and California personal income tax.

         The Fund has the right to invest up to [20%] of its [total] assets in short-term, high-quality municipal securities issued outside of California and certain high-quality, taxable fixed-income securities.

         The Fund manages its portfolio subject to strict guidelines established by the Securities and Exchange Commission. These guidelines are designed so that the Fund may maintain a stable $1.00 share price, although there is no guarantee that it will do so. Among other things, the guidelines require the Fund to maintain a dollar-weighted average portfolio maturity of not more than 90 days.

         In addition, all of the Fund's investments must be high-quality securities. At least 95% of total assets must be "first tier" securities, which must be rated by such firms as Standard & Poor's and Moody's in their highest short-term major rating category, or must be unrated securities that are considered equivalent by the investment manager. The remaining amount, up to 5% of total assets, must be invested in "second tier" securities, which, at the time of purchase, must be rated

                                                                      Prospectus
by Standard & Poor's or Moody's in their second highest short-term major rating category, or must be unrated securities but considered equivalent by the investment manager.

         The Fund may adjust the composition of its portfolio as market conditions and economic outlooks change.

         For more information about the Fund's investments and practices, see page 16.

Principal Risks

         The Fund's principal risks are those risks that could affect the overall yield of the Fund and thus, the return on your investment. They include factors that would cause short-term interest rates to decline, such as a weak economy, strong equity markets and changes by the Federal Reserve in its monetary policies.

         Because the Fund's securities are issued by California, its cities, towns and public authorities, the Fund's performance also may be affected by political and economic conditions at the state or local level. They may include state or city budgetary problems, declines in the tax base and generally, any factor that may cause rating agencies to downgrade the credit ratings on state or municipal securities. Actual or proposed changes in tax rates, regulations or government-sponsored programs also could affect the yield on your investment.

         As a nondiversified fund, the Fund may invest more than 5% of its assets in a specific issuer. To the extent the Fund makes significant investments in a particular issuer, its exposure to the credit and market risks associated with that issuer is increased.

         The Fund's ability to meet redemption obligations could be burdened by its investments in securities restricted as to resale. Restricted securities generally trade among institutions in markets that are not as developed or which do not function as efficiently as more established markets.

         An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

                                                                      Prospectus

                           VOLATILITY AND PERFORMANCE

         The information provided in the chart and table on the opposite page gives some indication of the risks of investing in the Fund by showing two aspects of the Fund's performance:

         Year-by-Year Total Return

         Year-by-year total return illustrates the Fund's performance from year to year beginning with the Fund's first full calendar year. It indicates risk by showing how much returns can differ from one year to the next. Generally, funds with higher average annual total returns will also have higher volatility. The Fund can also experience swings in short-term performance, as depicted below by the best and worst calendar quarter returns. The graph includes the effects of Fund expenses. No sales charges apply to purchases, exchanges or redemptions of fund shares.

         Average Annual Total Return

         Average annual total return is a measure of the Fund's performance over time. It is calculated by taking the performance of the Fund over a given period and expressing it as an average annual rate. Average annual total return includes the effects of Fund expenses and maximum management fees for each class. It also assumes that you sold your shares at the end of the period.

         [Two] independent measures of performance are listed with the Fund's average annual returns. [Describe indexes] These indexes can be used as a rough guide when gauging the return of this and other investments. [Keep in mind that none/both of the indices includes the effects of sales charges.]

         Of course the Fund's performance in the past is not necessarily an indication of how the Fund will perform in the future.


                                                                      Prospectus

Year-by-Year Total Returns
--------------------------


[BAR GRAPH]


10% --

 8% --

 6% --

 4% --
        3.94
                                                3.29
                                                                    3.02
                                                          2.90
                  2.45                2.32
 2% --                      1.96

 0% ----------------------------------------------------------------------------
        1991      1992      1993      1994      1995      1996      1997    1998



                                      Quarter Ended               Total Return

         Best Quarter
         Worst Quarter

                                                                      Prospectus

Average Annual Total Returns

                                                                 As of December 31, 1998

                                                                                     Since Inception
                                                  1 Year            5 Years         (August 27, 1990)
                                                  ------            -------         -----------------
Fund
Consumer Price Index
IBC California Tax Free Funds Average

To obtain current yield information, please contact (800) 453-8206.

                                                                      Prospectus

                         INVESTOR FEES AND FUND EXPENSES


UNDERSTANDING INVESTOR EXPENSES

        The information below gives you an idea of certain fees that you should expect to pay as an investor in the Fund and certain expenses may be deducted from Fund assets.

SHAREHOLDER FEES

      Sales Charge (Load) Imposed on Purchases..............................None
      Sales Charge (Load) Imposed on Reinvested Dividends...................None
      Redemption Fees.......................................................None
      Exchange Fees.........................................................None
      Account Fees..........................................................None

ANNUAL FUND OPERATING EXPENSES*

      Management Fees (net of reimbursement or waiver)................._________
      12b-1 Fees.......................................................None
      [Other Expenses]................................................._________

             Total Fund Operating Expenses............................._________

--------------

* Based on fund operating expenses for the fiscal year ended December 31, 1998.


EXAMPLE

        This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It illustrates the effect of the Fund's expenses on the value of a hypothetical $10,000 investment in the Fund at the end of one-, three-, five- and ten-year periods, assuming a 5% annual return and that Fund operating expenses remain constant.

                                  1 Year       3 Years      5 Years     10 Years
                                  ------       -------      -------     --------
                                  $--          $--          $--          $--

                                                                      Prospectus

        The example should not be considered a representation of past or future expenses or investment returns. Actual expenses and investment returns may be greater or less than those shown.


                              INVESTMENT MANAGEMENT

        The Fund's investment manager is Freedom Capital Management Corporation, One Beacon Street, Boston, Massachusetts 02108. The investment manager first began managing assets in 19__, and as of December 31, 1998, had approximately $__ billion of assets under management.

        The investment manager provides the Fund with overall investment advisory and administrative services, as well as general office facilities, as provided in its advisory agreement with the Funds. The investment manager receives a fee computed and paid monthly based upon the average daily net asset value of the Fund, payable at the annual rate of 0.50% on the first $500 million of net assets and 0.45% on net assets in excess of that amount.


                     BUYING, SELLING, EXCHANGING FUND SHARES

OPENING AN ACCOUNT AND BUYING FUND SHARES

        Opening an Account

        You may open an account with the Fund through Sutro & Co., Incorporated ("Sutro") utilizing a securities brokerage account, or by yourself directly through Freedom Services Corporation. If you are using a Sutro brokerage account to invest in the Fund, your Sutro account executive can assist you through all phases of your investment, including initial and additional purchases, exchange and redemption. To open an account on your own, in addition to sending payment for your investment, you must submit a signed and completed application.
See below "--Purchases By Other Investors."

        Freedom Asset Account.

        You may also open an account in the Fund with available cash in your Freedom Asset Account. A Freedom Asset Account is available through [Sutro], and is composed of:

-        a Sutro securities margin account

-        an account with the Fund or any of the other Freedom money market funds

-        a check writing account through Banc One

-        a Visa Gold(R) Debit Card with ATM access from Banc One

                                                                      Prospectus

        Once you have opened a Freedom Asset Account, your [Sutro] account executive can assist you through all phases of your investment, including initial and additional purchases, exchange and redemption. For further information on a Freedom Asset Account, please contact your [Sutro] account executive and review carefully the Freedom Asset Account agreement.

Minimum Investments in the Fund

                Initial Investment            Additional Investments
                       $1,000                      $100 or more

        Exceptions

        There is no minimum amount for initial or subsequent investment in connection with purchases through the automatic "sweep" program sponsored by Sutro. See below "--Purchases By Clients of Sutro."

        Where a bank, investment manager or similar institution has a large number of accounts and is willing to receive a monthly summary of accounts in lieu of the regular statement for each account under its control, the minimum amount for initial investments by individual accounts covered by the summary of accounts is reduced to $100. All payments will be invested in full and fractional shares.

General Timing of Requests

        The processing of your order will depend upon the method of payment you choose, as well as the time your order is received. Shares of the Fund are offered on a continuing basis without a sales charge at a public offering price equal to the net asset value next determined after a purchase order is received in proper form.

        Purchases by Clients of Sutro

        Generally If a properly completed order to purchase Fund shares is received at any Sutro office before 12:00 noon New York time and paid utilizing a free credit balance available on a Sutro brokerage account, your order will be executed on the same business day [and you will receive dividends on such shares beginning on that day]. If a properly completed order to purchase Fund shares is received at any Sutro office after 12:00 noon New York time and paid utilizing a free credit balance available on a brokerage account, your order will be executed on the next business day and dividends on such shares will begin on that day. Any purchase utilizing funds other than a free credit balance available on your brokerage account will be effected the same as a purchase by any other investor. (See below.) You should note that Sutro may benefit from the use of free credit balances in your account prior to their transfer to the Fund.

                                                                      Prospectus

        Sutro "Sweep" Program Under the terms of the Sutro "sweep" program, you may have your free credit balance invested in shares of the Fund or any Freedom money market fund although at any one time your free credit balance may be invested automatically in only one fund. Free credit cash balances in available funds of $2,000 or more will be invested automatically on the next business day in shares of the fund you designate. Automatic purchases using free credit balances of less than $2,000 will be made weekly, generally on Monday, based upon the free credit balance in your account at the close of business on the preceding Friday.

        Purchases by Other Investors

        By Check When you pay by check, your order for additional shares of the Fund will be executed at the price next determined after payment has been credited to the Fund at the account of Freedom Services Corporation. If the Fund receives credit before 12:00 noon New York time, your order will be executed at 12:00 noon New York time on that day. If the Fund receives credit after 12:00 noon New York time, your order will be executed at 12:00 New York time on the next business day. You should note that when payment is made by check, it normally is not credited to a Fund for at least two business days after the check is deposited. Checks drawn on banks which are not members of the Federal Reserve System may take longer. When you purchase shares by check, the Fund may withhold any payment on a redemption until it reasonably is satisfied that the investment has been collected.

        By Wire If you transfer payment by wire, the transfer may be subject to a service charge by your bank. If notice from your bank of the wire transfer is received by Freedom Services Corporation before 12:00 noon New York time, your order will be executed at 12:00 noon New York time on that day. If notice from you bank of the wire transfer is received by Freedom Services Corporation after 12:00 noon New York time, your order will be executed at 12:00 noon New York time on the next business day.

                                                                      Prospectus

                                To Open An Account                           To Purchase Additional Shares
                                ------------------                           -----------------------------
By Mail                 -       Complete and sign the                -       Fill out the detachable stub from
                                Purchase Application                         your account statement or send a
                                included in this Prospectus,                 letter containing your name,
                                indicating that you intend to                account number(s), the Fund
                                invest in the Fund and each                  and the amount you want to
                                of the services you wish to                  invest in each Fund.
                                use.
                                                                     -       Make your check payable to
                        -       Mail your signed Purchase                    Freedom California Tax Exempt
                                Application, together with a                 Money Fund and mail to:
                                check written on a U.S. bank
                                account, payable to                          Freedom Services Corporation
                                Freedom California Tax                       One World Financial Center
                                Exempt Money Fund, to:                       200 Liberty Street
                                                                             New York, New York  10281

                                Freedom Services Corporation
                                One World Financial Center
                                200 Liberty Street
                                New York, New York  10281

                                                                      Prospectus

                        To Open An Account                           To Purchase Additional Shares
                        ------------------                           -----------------------------
By Wire                 [Not Available.]                             Please call Freedom Services
                                                                     Corporation at (800) 453-8206 for
                                                                     wire instructions.  You should then
                                                                     give instructions to your wiring bank
                                                                     to transmit the specified amount in
                                                                     Federal Funds to:

                                                                     Bank of New York
                                                                     ABA-021000018
                                                                     A/C 890032661
                                                                     Wexford Clearing Services

                                                                     Further Credit to:
                                                                     Shareholder Account
                                                                     No.____________________
                                                                     Shareholder
                                                                     Name:__________________

                                                                     Neither the Fund nor its agents are
                                                                     responsible for the consequences of
                                                                     delays resulting from the banking
                                                                     or Federal Reserve wire system or
                                                                     from incomplete instructions.


SELLING FUND SHARES

Redemption Through Your Sutro Brokerage Account

         In order to redeem shares purchased through a Sutro brokerage account, you should advise your account executive, by telephone or mail, to execute the redemption. [If a properly completed order to redeem Fund shares is received by a Sutro office prior to 12:00 noon New York time, your order will be forwarded to the Fund and will be executed that day.] If a properly completed order to redeem Fund shares is received by a Sutro office after 12:00 noon New York time, your order will be forwarded to the Fund and will be executed on the following business day. Redemption proceeds will be held in your brokerage account unless you give instructions to your account executive to reinvest or remit the proceeds to you. Generally, redemption proceeds will not be invested for your benefit without specific instruction, and Sutro may benefit from the use of temporarily uninvested funds. Shares purchased through a Sutro brokerage account may also be redeemed by check redemption as described below.

                                                                      Prospectus

          Redemptions will be effected automatically to satisfy any debit balances in your brokerage account. Each brokerage account will be scanned automatically for debits as of the close of business on each business day and, after application of any free credit cash balances in the account to such debits, a sufficient number of shares of the Fund owned by you will be redeemed at 12:00 noon the following business day to satisfy any remaining debits. You should be aware that Sutro may benefit from the use of free credit balances in you account prior to their transfer to a Fund.

Direct Redemption

         Redemptions by mail and expedited redemptions are not available for Fund shares purchased through a Sutro brokerage account. Any such redemption requests received by Freedom Securities Corporation will be forwarded to the appropriate Sutro account executive who will process them as described above.

         Redemption by Mail.

         You may redeem shares you own by sending written instructions to:

                          Freedom Services Corporation
                    Freedom California Tax Exempt Money Fund
                           One World Financial Center
                               200 Liberty Street
                            New York, New York 10281

         Your instructions should identify the Fund and either the number of shares or amount of investment to be redeemed. Your instructions must be signed by all registered owners of the shares in the exact names in which they were registered. Proceeds will be mailed to your address of record.

         Expedited Redemptions

         If you have elected the expedited redemption option on the purchase application on file with Freedom Securities Corporation and wish to redeem $5,000 or more from the Fund, you may request that proceeds be sent by federal fund wire. A fee of $ ________ will be deducted from all proceeds sent by wire, and your bank may charge an additional fee to receive wired funds.

         Signature Guarantees

         For each redemption over $25,000, or for any amount if the proceeds are to be sent elsewhere than the address of record, generally, you must provide a guarantee of the signature of each registered owner of the Fund shares. No signature guarantee is required for expedited

                                                                      Prospectus
redemptions if the proceeds are sent by wire or to a bank or trust company account that you previously have designated in writing.

         A signature guarantee may only be provided by a commercial bank that is a member of the Federal Deposit Insurance Corporation, a trust company or a member of a recognized stock exchange. A savings bank or a notary public may not provide a signature guarantee.

         Check Redemptions

         You may redeem Fund shares by writing checks drawn on State Street Bank and Trust Company. In order to redeem shares with this check writing feature, you must complete a purchase application electing the feature and return the application to your Sutro account executive or, if you do not have a Sutro brokerage account, directly to Freedom Securities Corporation.

          If you redeem shares by using the check writing feature, and you recently have purchased Fund shares with a check, the amount redeemed by check may be delayed for up to 10 days after the purchase in order to allow the check you used for your purchase to clear. There is no delay for Fund shares purchased by wire.

         The Fund reserves the right to terminate or alter the check writing service at any time after giving shareholders 30 days' written notice. Your Fund account will be charged $20.00 for each stop payment order or check returned for "insufficient funds."

         Timing of Redemptions

         Redemption orders accepted by Freedom Services Corporation prior to 12:00 noon New York time will be priced at 12:00 noon New York time that day. Redemption orders accepted by Freedom Services Corporation subsequent to 12:00 noon New York time will be priced at 12:00 noon New York time the next day that net asset value is computed.

EXCHANGE PRIVILEGES

         You may exchange you Fund shares without charge for shares of the following Freedom money market funds:

         Freedom Cash Management Fund -- A money market fund investing in a diversified portfolio of high-grade money market instruments.

         Freedom Government Securities Fund -- A money market fund investing exclusively in U.S. Government securities.

                                                                      Prospectus

         Freedom Tax Exempt Money Fund -- A money market fund investing in a diversified portfolio of high quality short-term municipal securities, the income of which generally is exempt from federal income tax.

         Before exchanging your Fund shares for the shares of any of those funds, you should ask for a prospectus from your Sutro account executive or by calling Freedom Services Corporation at (800) 453-8206.

         If you have a brokerage account with Sutro, you must place exchange orders through your account executive. Otherwise, you may make an exchange in writing or by telephone. [Your exchange will be made on the basis of the net asset value per share of each Fund on the date [at the time] Freedom Services Corporation receives you exchange request.] [Exchange orders accepted by Freedom Services Corporation prior to 12:00 noon New York time will be exchanged on the basis of the net asset value per share of each Fund at 12:00 noon New York time that day. Exchange orders accepted by Freedom Services Corporation subsequent to 12:00 noon New York time will be exchanged on the basis of the net asset value per share of each Fund at 12:00 noon New York time the at least next day that net asset value is computed.] If your exchange into the Fund is an initial investment in the Fund, you must make an exchange of at least $1,000. After your initial investment, you may make subsequent exchanges in amounts of at least $100.

         Timing of Exchanges

         Exchanges accepted by Freedom Services Corporation prior to 12:00 noon New York time will be priced at 12:00 noon New York time that day. Exchanges accepted by Freedom Services Corporation subsequent to 12:00 noon New York time will be priced at 12:00 noon New York time the next day that the Fund's net asset value is computed.

GENERAL ACCOUNT POLICIES

Business Hours

         The Fund is open on the same days as the New York Stock Exchange is open for regular trading (generally, Monday through Friday). Fund representatives are available from ___ a.m. to ___ p.m., New York time. Please call Freedom Services Corporation toll free at (800) 453-8206.

Net Asset Value

         Net asset value per share is computed by taking the value of all assets of the Fund, less liabilities, and dividing by the number of shares of the Fund outstanding. To determine the value of the assets of the Fund for the purpose of obtaining the net asset value, portfolio securities are valued at amortized cost, and interest is accrued daily. The net asset value per share of the Fund is determined daily as of 12:00 noon New York time on each day that the New
York Stock Exchange is open for regular trading.

                                                                      Prospectus

Minimum Account Balance

         If the value of your account falls below $500, the Fund may mail you a notice requesting that your bring you account back up to $500. If you do not bring your account up to $500 within 30 days, the Fund may sell your shares and mail the proceeds to you at the address of record. The Fund will not redeem accounts which fall below $500 as a result of reduction in net asset value per share.

Additional Policies

         The Fund maintains additional policies and reserves certain rights, including:

         - The Fund may vary its requirements for initial or additional investments, exchanges, reinvestments, periodic investment plans, retirement and employee benefit plans, sponsored arrangements and similar programs.

         - All orders to purchase shares are subject to acceptance by the Fund.

         - The Fund may change or discontinue its sales charge waivers and orders acceptable practices and it may suspend sale of its shares.

         - The Fund may delay sending you redemption proceeds for up to seven days, or longer if permitted by the Securities and Exchange Commission.

         - The Fund holds investment professionals responsible for transmission of all orders to the Fund.


                             DISTRIBUTIONS AND TAXES

Dividends and Distributions

         The Fund distributes its net income to shareholders; it declares dividends daily and pays them monthly. The Fund does not anticipate paying any capital gains distributions.

         You may have your distributions reinvested in the Fund, mailed out by check or deposited in a bank account. If you do not give Freedom Services Corporation other instructions, your distributions will be reinvested in the Fund.

Tax Effects of Distributions and Transactions

         The Fund's dividends generally are exempt from federal and California personal income taxes. However, you may have federal or state tax liability to the extent that the Fund realizes net capital gains or earns income from taxable securities. In addition, tax-exempt

                                                                      Prospectus
income may be subject to the federal alternative minimum tax or certain state or local taxes, including California corporate income and franchise taxes. Under unusual circumstances, the Fund may invest in securities other than California state and municipal securities. In such cases, a portion of the Fund's income may be subject to California personal income taxes, federal income taxes, or both.

        The Fund will inform you of the amount and nature of its distributions annually. The information will detail the amount of federal and California state tax-exempt income, and the taxable ordinary income and capital gains distributed to you during the previous year.

        The sale of your Fund shares is a taxable event and may produce a gain or loss. An exchange is the same as a sale for tax purposes.

         Your investment in the Fund could have additional tax consequences, particularly for corporate investors. We recommend that you consult your tax professional for advice regarding the tax implications of investing in the Fund.

Federal Alternative Minimum Tax

         The alternative minimum tax is a federal tax that could affect you if you have high income but pay relatively little tax under the ordinary tax schedules. This may be the case if you have substantial deductions or certain types of tax-free income. Interest from so-called private activity bonds, such as industrial revenue bonds, is generally subject to the alternative minimum tax.

Backup Withholding

         The Fund is required by federal law to withhold 31% of your distributions and proceeds if you do not provide complete and correct taxpayer information, including your social security or taxpayer identification number.


                   ADDITIONAL INFORMATION ON FUND INVESTMENTS

        The Fund's principal investment strategies and risk factors are outlined beginning on page 1. Below are brief descriptions of other securities and practices, along with their associated risks.

Securities Ratings

         When securities are rated by one or more independent rating agencies, the Fund uses these ratings to determine credit quality. In cases where a security has received a rating from only one independent rating agency, it may rely on that rating. If a security has received ratings from two or more rating agencies and at least two of the ratings are equivalent, the

                                                                      Prospectus

Fund may rely on the two equivalent ratings even if the other ratings are lower. In cases where a security's two highest ratings are in conflicting categories, the Fund must follow the lower rating. If a security is unrated, the Fund may assign it to a given category based on its own research.

Repurchase Agreements

         The Fund may enter into repurchase agreements with a bank, financial institution or broker-dealer as a means of earning income for periods as short as overnight. These transactions must be fully collateralized at all times, but involve some credit risk to the Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral.

When-Issued Securities

         The Fund may invest in "when-issued" securities. When-issued securities involve commitments to buy a new issue with settlement up to 45 days later. During the time between the commitment and settlement, the Fund does not accrue interest but the market value may fluctuate. If the Fund invests in securities of this type, it will maintain a segregated account with its custodian to pay for them and mark it to market daily.

Borrowing

         The Fund may borrow up to 10% of the value of its net assets from banks for temporary purposes (not for leveraging or investment) but will not make any new investments so long as such borrowings exceed 5% of the value of its net assets.

Illiquid Securities

        Illiquid securities are those securities that cannot be disposed of in the ordinary course of business, seven days or less, at approximately the value at which the Fund has valued the securities. They may be thinly traded or traded in markets that do not function as efficiently as established markets, which may make them difficult to sell if the Fund must raise cash to meet redemptions. Because they generally are traded in inefficient markets, their value may have a subjective element. The Fund may not invest more than 10% of its net assets in securities for which no readily available market exists or which are otherwise illiquid.

Year 2000

        The investment manager does not currently anticipate that computer problems related to the year 2000 will have a material effect on the Fund. However, there can be no assurances in this area, including the possibility that year 2000 computer problems could negatively affect communication systems, investment markets or the economy in general.

                                                                      Prospectus

                              FINANCIAL HIGHLIGHTS

         The financial highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP whose report, along with the Fund's financial statements, are included in the Annual Report, which begins on page 20.

                                                                                               Net         Ratio of    Ratio of Net
                             Net Asset                 Dividends    Net Asset                Assets        Expenses     Investment
                               Value         Net       from Net       Value                  End of       to Average     Income to
       Year                  Beginning   Investment   Investment     End of       Total       Year           Daily     Average Daily
       Ended                  of Year     Income(a)     Income        Year       Return*   (Thousands)   Net Assets(a)   Net Assets
       -----                -----------   ---------   ----------   ----------    ------    -----------   ------------- -------------

December 31, 1998              _____        _____        _____        _____       _____       _____        _____(b)      _____(c)

December 31, 1997..........   $1.00       $0.0297      $(0.0297)      $1.00       3.02%      $114,729         0.52%       2.97%

December 31, 1996..........    1.00        0.0286       (0.0286)       1.00        2.90       115,337          0.46        2.86

December 31, 1995..........    1.00        0.0325       (0.0325)       1.00        3.29        85,204          0.47        3.25

December 31, 1994..........    1.00        0.0228       (0.0228)       1.00        2.32        72,659          0.46        2.28

---------------

+       Annualized.

(a) Net of fees waived by the investment manager which amounted to $.0011, $.0018, $.0020, $.0028, $.0033, $.0042 and $.0010 per share, respectively.

(b) Ratio of expenses to average daily net assets prior to expense credits was 0.55% for 1997.

(c) Ratio of net investment income to average daily net assets prior to expense credits was 2.94% for 1997.

         * Total return would have been lower had the investment manager not waived fees and without credits allowed by custodian. Periods less than a year are not annualized.

                                                                      Prospectus

[Back Cover]

                     ADDITIONAL INFORMATION ABOUT THE FUNDS

A Statement of Additional Information (SAI), which is incorporated by reference into this Prospectus, contains additional information about the Fund. The Fund's most recent annual and semi-annual reports contain information about the Fund's investments.

You may request free of charge the current SAI or the most recent annual and semi-annual reports, or other information about the Fund, by calling (800) 453-8206 or writing to:

                          Freedom Services Corporation
                           One World Financial Center
                               200 Liberty Street
                            New York, New York 10281

The SEC also makes available to the public reports and information about the Fund. Certain reports and information, including the SAI, are available on the SEC's website (http://www.sec.gov) or at the SEC's Public Reference Room in Washington, D.C. You may call (800) SEC-0330 to get information on the operations of the Public Reference Room or you may write to Public Reference Section, Washington, D.C. 20549-6009 to get information from the Public Reference Section. The Public Reference Section will charge a duplicating fee for copying and sending any information you request.

Investment Company Act File No. 811-3519.

                                                                      Prospectus

[Front Cover]                                             [LOGO]

                          FREEDOM CASH MANAGEMENT FUND

     A money market fund investing in a diversified portfolio of high-grade money market instruments.

                       FREEDOM GOVERNMENT SECURITIES FUND

     A money market fund investing exclusively in U.S. Government securities.

                          FREEDOM TAX EXEMPT MONEY FUND

     A money market fund investing in a diversified portfolio of high quality short-term municipal securities, the income of which generally is exempt from federal income tax.

     The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                                   PROSPECTUS
                                  March 1, 1999

                                 ANNUAL REPORTS
                      for the year ended December 31, 1998
                               begin on page 21.

                                TABLE OF CONTENTS

                                                                          Page
                                                                          ----
FUND INVESTMENT OBJECTIVES AND STRATEGIES..............................    1

VOLATILITY AND PERFORMANCE.............................................    3

INVESTOR FEES AND FUND EXPENSES........................................    6

INVESTMENT MANAGEMENT..................................................    7

BUYING, SELLING, EXCHANGING FUND SHARES................................    7

DISTRIBUTIONS AND TAXES................................................    15

ADDITIONAL INFORMATION ON FUND INVESTMENTS.............................    16

FINANCIAL HIGHLIGHTS...................................................    18

ADDITIONAL INFORMATION ABOUT THE FUNDS.................................    20


                                       (i)

                   FUND INVESTMENT OBJECTIVES AND STRATEGIES

Fundamental Objectives

     Cash Management Fund seeks to achieve as high a rate of current income as is consistent with the maintenance of liquidity and preservation of capital.

     Government Securities Fund seeks to achieve as high a rate of current income as is consistent with the maintenance of liquidity and preservation of capital.

     Tax Exempt Money Fund seeks to achieve as high a rate of current income exempt from federal income taxes as is consistent with the maintenance of liquidity and preservation of capital.

Principal Investments

     Cash Management Fund invests in a diversified portfolio of high quality, short-term money market instruments. These instruments may include: short-term corporate debt, such as, commercial paper; U.S. and foreign bank certificates of deposit and bankers' acceptances; securities issued or guaranteed as to principal and interest by the U.S. or foreign governments, their agencies or instrumentalities; asset and mortgage backed securities; and repurchase agreements.

     Government Securities Fund invests exclusively in short-term U.S. government securities. These securities are issued or guaranteed as to principal and interest by the U.S. government, its agencies and instrumentalities, and may include certain mortgage backed securities.

     Tax Exempt Money Fund invests at least [80%] of its total assets in a diversified portfolio of municipal securities, which include fixed and variable rate debt obligations issued by various states, their counties, towns and public authorities. Those securities tend to be:

- general obligation bonds - where principal and interest are paid from the general tax revenues received by the issuer

- revenue bonds - where principal and interest are paid only from the revenues received from one or more public projects or special excise taxes. These bonds tend to be issued in connection with the financing of infrastructure projects, such as toll roads and housing projects. They are not general obligations of the issuer

- industrial development bonds - where principal and interest are paid only from revenues received from privately-operated facilities. Generally, these bonds are issued in the name of a public finance authority to finance infrastructure used by a private entity. However, they are the general obligations of the private entity, not the issuer

     The income generated by municipal securities generally is exempt from federal income tax.

     The Tax Exempt Money Fund has the right to invest up to [20%] of its [total] assets in short-term, high-quality taxable fixed-income securities.


                                                                      Prospectus

Principal Investment Strategies

     Each Fund manages its portfolio subject to strict guidelines established by the Securities and Exchange Commission. These guidelines are designed so that the Fund may maintain a stable $1.00 share price, although there is no guarantee that it will do so.

     Among other things, the guidelines require each Fund to maintain a dollar-weighted average portfolio maturity of not more than 90 days. In addition, all securities are denominated in U.S. dollars.

     Moreover, all of a Fund's investments must be high-quality securities. At least 95% of total assets must be "first tier" securities, which must be rated by such firms as Standard & Poor's and Moody's in their highest short-term major rating category, or must be unrated securities that are considered equivalent by the investment manager. The remaining amount, up to 5% of total assets, must be invested in "second tier" securities, which, at the time of purchase, must be rated by Standard & Poor's or Moody's in their second highest short-term major rating category, or must be unrated securities but considered equivalent by the investment manager.

     Each Fund may adjust the composition of its portfolio as market conditions and economic outlooks change.

     For more information about the Funds' investments and practices, see page
16.

Principal Risks

     Each Fund's principal risks are those risks that could affect the overall yield of the Fund and thus, the return on your investment. They include factors that would cause short-term interest rates to decline, such as a weak economy, strong equity markets and changes by the Federal Reserve in its monetary policies.

     Because the Tax Exempt Money Fund's securities are issued by states, their cities, towns and public authorities, the Fund's performance also may be affected by political and economic conditions at the state or local level. They may include state or city budgetary problems, declines in the tax base and generally, any factor that may cause rating agencies to downgrade the credit ratings on state or municipal securities. Actual or proposed changes in tax rates, regulations or government-sponsored programs also could affect the yield on your investment.

     Each Fund's ability to meet redemption obligations could be burdened by its investments in securities restricted as to resale. Restricted securities generally trade among institutions in markets that are not as developed or function as efficiently as more established markets.

     An investment in any of the Funds is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in any Fund.


                                                                      Prospectus

                           VOLATILITY AND PERFORMANCE

     The information provided in the charts and tables below and on the opposite page gives some indication of the risks of investing in each Fund by showing two aspects of a Fund's performance:

     Year-by-Year Total Return

     Year-by-year total return illustrates a Fund's performance for each of the last 10 calendar years. It indicates risk by showing how much returns can differ from one year to the next. Generally, funds with higher average annual total returns will also have higher volatility. Each Fund can also experience swings in short-term performance, as depicted below by the best and worst calendar quarter returns. The graphs include the effects of each Fund's expenses. No sales charges apply to purchases, exchanges or redemptions of Fund shares.

     Average Annual Total Return

     Average annual total return is a measure of a Fund's performance over time. It is calculated by taking the performance of a Fund over a given period and expressing it as an average annual rate. Average annual total return includes the effects of each Fund's expenses and maximum management fees for each class. It also assumes that you sold your shares at the end of the period.

     [Two] independent measures of performance are listed with each Fund's average annual returns. [Describe indexes] These indexes can be used as a rough guide when gauging the return of these and other investments. [Keep in mind that none/both of the indices includes the effects of sales charges.]

     Of course, a Fund's performance in the past is not necessarily an indication of how the Fund will perform in the future.

Cash Management Fund

                                                 Years   Ended   December 31
                         ----------------------------------------------------------------------------
                         1989    1990    1991    1992    1993    1994    1995    1996    1997    1998
                         ----    ----    ----    ----    ----    ----    ----    ----    ----    ----
Year-by-Year Return

Best Quarter
Worst Quarter


                                                                      Prospectus

                                          As of December 31, 1998
                                          -----------------------
                                    1 Year         5 Years        10 Years
                                    ------         -------        --------
Average Annual Total Return

*Consumer Price Index
+IBC First Tier Money Funds Average

---------------

*[Index description]
+[Index description]


Government Securities Fund

                                                 Years   Ended   December 31
                         ----------------------------------------------------------------------------
                         1989    1990    1991    1992    1993    1994    1995    1996    1997    1998
                         ----    ----    ----    ----    ----    ----    ----    ----    ----    ----
Year-by-Year Return

Best Quarter
Worst Quarter



                                          As of December 31, 1998
                                          -----------------------
                                    1 Year         5 Years        10 Years
                                    ------         -------        --------
Average Annual Total Return

*Consumer Price Index
+IBC US Government & Agencies Taxable Funds Average

---------------

*[Index description]
+[Index description]

                                                                      Prospectus

Tax Exempt Money Fund

                                                 Years   Ended   December 31
                         ----------------------------------------------------------------------------
                         1989    1990    1991    1992    1993    1994    1995    1996    1997    1998
                         ----    ----    ----    ----    ----    ----    ----    ----    ----    ----
Year-by-Year Return

Best Quarter
Worst Quarter


                                          As of December 31, 1998
                                          -----------------------
                                    1 Year         5 Years        10 Years
                                    ------         -------        --------
Average Annual Total Return

*Consumer Price Index
+IBC Stockbroker & General Purpose Tax Free Funds Average

---------------

*[Index description]
+[Index description]

     To obtain current yield information for any of the Funds, please contact 1-800-453-8206



                                                                      Prospectus

                         INVESTOR FEES AND FUND EXPENSES

UNDERSTANDING INVESTOR EXPENSES

     The information below gives you an idea of certain fees that you should expect to pay as an investor in each Fund and certain expenses may be deducted from a Fund's assets.

SHAREHOLDER FEES


                                                  CASH         GOVERNMENT        TAX
                                               MANAGEMENT      SECURITIES      EXEMPT
                                                  FUND            FUND       MONEY FUND
Sales Charge (Load) Imposed
  on Purchases............................         None          None           None
Sales Charge (Load) Imposed
  on Reinvested Dividends.................         None          None           None
Redemption Fees...........................         None          None           None
Exchange Fees.............................         None          None           None
Account Fees..............................         None          None           None

ANNUAL FUND OPERATING EXPENSES*

Management Fees..........................
                                                   ----          ----           ----
12b-1 Fees...............................
                                                   ----          ----           ----
Other Expenses...........................
                                                   ----          ----           ----
         [Total Fund Operating Expenses]
                                                   ----          ----           ----


----------------

* Based on Fund operating expenses for the fiscal year ended December 31, 1998.

                                                                      Prospectus

EXAMPLE

     This example is intended to help you compare the cost of investing in each Fund with the cost of investing in other mutual funds. It illustrates the effect of expenses on the value of a hypothetical $10,000 investment in a Fund at the end of one-, three-, five- and ten-year periods, assuming a 5% annual return and that a Fund's operating expenses remain constant:


                                   1 Year     3 Years    5 Years    10 Years
                                   ------     -------    -------    --------
Cash Management Fund               $ _____    $ _____    $ _____     $_____
Government Securities Fund           _____      _____      _____      _____
Tax Exempt Money Fund                _____      _____      _____      _____

     This example should not be considered a representation of past or future expenses or investment returns. Actual expenses and investment returns may be greater or less than those shown.

                             INVESTMENT MANAGEMENT

     Freedom Capital Management Corporation, One Beacon Street, Boston, Massachusetts 02108, is the investment manager for each of the Funds. The investment manager first began managing assets in 19__, and as of December 31, 1998, had approximately $__ billion of assets under management.

     The investment manager provides each Fund with overall investment advisory and administrative services, as well as general office facilities, as provided in its advisory agreement with the Funds. The investment manager receives a fee computed and paid monthly based upon the average daily net asset value of each Fund, payable at the annual rate of 0.50% on the first $500 million of net assets of such Fund and 0.45% on net assets in excess of that amount.

                    BUYING, SELLING, EXCHANGING FUND SHARES

OPENING AN ACCOUNT AND BUYING FUND SHARES

     Opening an Account

     You may open an account with a Fund through Tucker Anthony Incorporated ("Tucker Anthony") or Sutro & Co., Incorporated ("Sutro") utilizing a securities brokerage account, or by yourself directly through Freedom Services Corporation. If you are using a Tucker Anthony or Sutro brokerage account to invest in a Fund, your Tucker Anthony or Sutro account executive can assist you through all phases of your investment, including initial and additional purchases, exchange and redemption. To open an account on your own, in addition to sending payment for your investment, you must submit a signed and completed application.
See below "--Purchases By Other Investors."


                                                                      Prospectus

     Freedom Asset Account.

     You may also open an account in a Fund with available cash in your Freedom Asset Account. A Freedom Asset Account is available through [Tucker Anthony or Sutro], and is composed of:

-    a Tucker Anthony or Sutro securities margin account

-    an account with one of the Funds

-    a check writing account through Banc One

-    a Visa Gold(R) Debit Card with ATM access from Banc One

     Once you have opened a Freedom Asset Account, your [Tucker Anthony or Sutro] account executive can assist you through all phases of your investment, including initial and additional purchases, exchange and redemption. For further information on a Freedom Asset Account, please contact your [Tucker Anthony or Sutro] account executive and review carefully the Freedom Asset Account agreement.

Minimum Investments in the Funds

                        Initial Investment      Additional Investments
                        ------------------      ----------------------
                             $1,000             $100 or more

     Exceptions

     There is no minimum amount for initial or subsequent investment in connection with purchases through the automatic "sweep" program sponsored by Tucker Anthony and Sutro. See below "--Purchases By Clients of Tucker Anthony and Sutro."

     Where a bank, investment manager or similar institution has a large number of accounts and is willing to receive a monthly summary of accounts in lieu of the regular statement for each account under its control, the minimum amount for initial investments by individual accounts covered by the summary of accounts is reduced to $100. All payments will be invested in full and fractional shares.

General Timing of Requests

     The processing of your order will depend upon the method of payment you choose, as well as the time your order is received. Shares of each Fund are offered on a continuing basis without a sales charge at a public offering price equal to the net asset value next determined after a purchase order is received in proper form.

Purchases by Clients of Tucker Anthony or Sutro

     Generally If a properly completed order to purchase Fund shares is received at any Tucker Anthony or Sutro office before 12:00 noon New York time and paid utilizing a free credit balance available on a brokerage account, your order will be executed on the same

                                                                      Prospectus
business day [and you will receive dividends on such shares beginning on that day]. If a properly completed order to purchase Fund shares is received at any Tucker Anthony or Sutro office after 12:00 noon New York time and paid utilizing a free credit balance available on a brokerage account, your order will be executed on the next business day and dividends on such shares will begin on that day. Any purchase utilizing funds other than a free credit balance available or your brokerage account will be effected the same as a purchase by any other investor. (See below). You should note that Tucker Anthony or Sutro may benefit from the use of free credit balances in your account prior to their transfer to a Fund.

     Tucker Anthony or Sutro Sweep Program Under the terms of the "sweep" program, you may have your free credit balance invested in shares of any Fund or any Freedom money market fund although at any one time your free credit balance may be invested automatically in only one fund. Free credit cash balances in available funds of $2,000 or more will be invested automatically on the next business day in shares of the fund you designate. Automatic purchases using free credit balances of less than $2,000 will be made weekly, generally on Monday, based upon the free credit balance in the account at the close of business on the preceding Friday.

     Purchases by Other Investors

     By Check When you pay by check, your order for additional shares of a Fund will be executed at the price next determined after payment has been credited to the Fund at the account of Freedom Services Corporation. If a Fund receives credit before 12:00 noon New York time, your order will be executed at 12:00 noon New York time on that day. If a Fund receives credit after 12:00 noon New York time, your order will be executed at 12:00 New York time on the next business day. You should note that when payment is made by check, it normally is not credited to a Fund for at least two business days after the check is deposited. Checks drawn on banks which are not members of the Federal Reserve System may take longer. When you purchase shares by check, a Fund may withhold any payment on a redemption until it is reasonably satisfied that the investment has been collected.

     By Wire If you transfer payment by wire, the transfer may be subject to a service charge by your bank. If notice from your bank of the wire transfer is received by Freedom Services Corporation before 12:00 noon New York time, your order will be executed at 12:00 noon New York time on that day. If notice from you bank of the wire transfer is received by Freedom Services Corporation after 12:00 noon New York time, your order will be executed at 12:00 noon New York time on the next business day.

                                                                      Prospectus

--------------------------------------------------------------------------------------------------------------
                              To Open An Account                              To Purchase Additional Shares

By Mail               -       Complete and sign the                   -       Fill out the detachable stub
                              Purchase Application included                   from your account statement or
                              in this Prospectus, indicating                  send a letter containing your
                              which of the Funds you wish                     name, account number(s), the
                              to invest in and each of the                    Fund in which you wish to
                              services you wish to use.                       invest and the amount you want
                                                                              to invest in each Fund.

                      -       Mail your signed Purchase               -       Make your check payable to the
                              Application, together with a                    Fund you select, i.e., Freedom
                              check written on a U.S.                         Cash Management Fund,
                              bank account payable to Freedom                 Freedom Government
                              Cash Management Fund,                           Securities Fund or Freedom
                              Freedom Government                              Tax Exempt Money Fund, and
                              Securities Fund or Freedom                      mail to:
                              Tax Exempt Money Fund, to:

                                                                              Freedom Services Corporation
                              Freedom Services Corporation                    One World Financial Center
                              One World Financial Center                      200 Liberty Street
                              200 Liberty Street                              New York, New York  10281
                              New York, New York  10281
--------------------------------------------------------------------------------------------------------------


                                                                      Prospectus

--------------------------------------------------------------------------------------
               To Open An Account               To Purchase Additional Shares
--------------------------------------------------------------------------------------
By Wire        [Not Available.]                 Please call Freedom Services
                                                Corporation at (800) 453-8206 for
                                                wire instructions.  You should then
                                                give instructions to your wiring bank
                                                to transmit the specified amount in
                                                Federal Funds to:

                                                Bank of New York
                                                ABA-021000018
                                                A/C 890032661
                                                Wexford Clearing Services

                                                Further Credit to:

                                                Shareholder Account
                                                No.____________________
                                                Shareholder
                                                Name:__________________

                                                Neither the Funds nor their
                                                agents are responsible for the
                                                consequences of delays resulting
                                                from the banking or Federal
                                                Reserve wire system or from
                                                incomplete instructions.
--------------------------------------------------------------------------------------

SELLING FUND SHARES

Redemption Through Your Tucker Anthony or Sutro Brokerage Account

     In order to redeem shares purchased through a Tucker Anthony or Sutro brokerage account, you should advise your account executive, by telephone or mail, to execute the redemption. [If a properly completed order to redeem Fund shares is received by a Tucker Anthony or Sutro office prior to 12:00 noon New York time, your order will be forwarded to the Fund and will be executed that day.] If a properly completed order to redeem Fund shares is received by a Tucker Anthony or Sutro office after 12:00 noon New York time, your order will be forwarded to the Fund and will be executed on the following business day. Redemption proceeds will be held in your brokerage account unless you give instructions to your account executive to reinvest or remit the proceeds to you. Generally, redemption proceeds will not be invested for your benefit without specific instruction, and Tucker Anthony or Sutro may benefit from the use of temporarily uninvested funds. Shares purchased through a Tucker Anthony or Sutro brokerage account may also be redeemed by check redemption as described below.

     Redemptions will be effected automatically to satisfy any debit balances in your brokerage account. Each brokerage account will be scanned automatically for


                                                                      Prospectus
debits as of the close of business on each business day and, after application of any free credit cash balances in the account to such debits, a sufficient number of shares of the Fund owned by you will be redeemed at 12:00 noon the following business day to satisfy any remaining debits. You should be aware that Tucker Anthony or Sutro may benefit from the use of free credit balances in you account prior to their transfer to a Fund.

Direct Redemption

     Redemptions by mail and expedited redemptions are not available for Fund shares purchased through a Tucker Anthony or Sutro brokerage account. Any such redemption requests received by Freedom Securities Corporation will be forwarded to the appropriate Tucker Anthony or Sutro account executive who will process them as described above.

     Redemption by Mail.

     You may redeem shares you own by sending written instructions to:

                         Freedom Services Corporation
                              [Name of Fund(s)]
                          One World Financial Center
                              200 Liberty Street
                           New York, New York 10281

     Your instructions should identify the Fund and either the number of shares or amount of investment to be redeemed. Your instructions must be signed by all registered owners of the shares in the exact names in which they were registered. Proceeds will be mailed to your address of record.

     Expedited Redemptions

     If you have elected the expedited redemption option on the purchase application on file with Freedom Securities Corporation and wish to redeem $5,000 or more from a Fund, you may request that proceeds be sent by federal fund wire. A fee of $ ________ will be deducted from all proceeds sent by wire, and your bank may charge an additional fee to receive wired funds.

     Signature Guarantees

     For each redemption over $25,000, or for any amount if the proceeds are to be sent elsewhere than the address of record, generally, you must provide a guarantee of the signature of each registered owner of Fund shares. No signature guarantee is required for expedited redemptions if the proceeds are sent by wire or to a bank or trust company account that you previously have designated in writing.


                                                                      Prospectus

     A signature guarantee may only be provided by a commercial bank that is a member of the Federal Deposit Insurance Corporation, a trust company or a member of a recognized stock exchange. A savings bank or a notary public may not provide a signature guarantee.

     Check Redemptions

     You may redeem Fund shares by writing checks drawn on State Street Bank and Trust Company. In order to redeem shares with this check writing feature, you must complete a purchase application electing the feature and return the application to your Tucker Anthony or Sutro account executive or, if you do not have a Tucker Anthony or Sutro brokerage account, directly to Freedom Securities Corporation.

     If you redeem shares by using the check writing feature, and you recently have purchased Fund shares with a check, the amount redeemed by check may be delayed for up to 10 days after the purchase in order to allow the check you used for your purchase to clear. There is no delay for Fund shares purchased by wire.

     The Funds reserve the right to terminate or alter the check writing service at any time after giving shareholders 30 days' written notice. Your Fund account will be charged $20.00 for each stop payment order or check returned for "insufficient funds."

     Timing of Redemptions

     Redemption orders accepted by Freedom Services Corporation prior to 12:00 noon New York time will be priced at 12:00 noon New York time that day. Redemption orders accepted by Freedom Services Corporation subsequent to 12:00 noon New York time will be priced at 12:00 noon New York time the next day that net asset value is computed.

EXCHANGE PRIVILEGES

     Shares of each Fund may be exchanged for shares of the other Funds described in this Prospectus. In addition, if you are a resident of the State of California, shares of the Funds may be exchanged for shares of the Freedom California Tax Exempt Money Fund, a no-load money market fund investing in high quality short-term California municipal securities the income of which is exempt from federal income tax and California personal income tax.

     Before exchanging your Fund shares for the shares of the Freedom California Tax Exempt Money Market Fund, you should ask for a prospectus from your Tucker Anthony or Sutro account executive or by calling Freedom Services Corporation at
(800) 453-8206.

      If you have a brokerage account with Tucker Anthony or Sutro, you must place exchange orders through your account executive. Otherwise, you may make an exchange in writing or by telephone. [Your exchange will be made on the basis of the net asset value per share of each Fund on the date [at the time] Freedom Services Corporation receives you exchange request.] [Exchange orders accepted by Freedom Services Corporation prior to 12:00 noon New York time will be exchanged on the basis of the net asset value per share of each Fund at 12:00 noon New York time that day. Exchange orders accepted by Freedom Services


                                                                      Prospectus

Corporation subsequent to 12:00 noon New York time will be exchanged on the basis of the net asset value per share of each Fund at 12:00 noon New York time the next day that net asset value is computed.] If your exchange into a Fund is an initial investment in that Fund, you must make an exchange of at least $1,000. After your initial investment, you may make subsequent exchanges in amounts of at least $100.

     Timing of Exchanges

     Exchanges accepted by Freedom Services Corporation prior to 12:00 noon New York time will be priced at 12:00 noon New York time that day. Exchanges accepted by Freedom Services Corporation subsequent to 12:00 noon New York time will be priced at 12:00 noon New York time the next day that any Fund's net asset value is computed.

GENERAL ACCOUNT POLICIES

Business Hours

     The Funds are open on the same days as the New York Stock Exchange is open for general trading (generally, Monday through Friday). Fund representatives are available from ___ a.m. to ___ p.m., New York time. Please call Freedom Services Corporation toll free at (800) 453-8206.

Net Asset Value

     Net asset value per share for each Fund is computed by taking the value of all assets of a Fund, less liabilities, and dividing by the number of shares of the Fund outstanding. To determine the value of the assets of the Fund for the purpose of obtaining the net asset value, portfolio securities are valued at amortized cost, and interest is accrued daily. The net asset value per share of each Fund is determined daily as of 12:00 noon New York time on each day that the New York Stock Exchange is open for regular trading.

Minimum Account Balance

     If the value of your account falls below $500, a Fund may mail you a notice requesting that your bring you account back up to $500. If you do not bring your account up to $500 within 30 days, the Fund may sell your shares and mail the proceeds to you at the address of record. The Funds will not redeem accounts which fall below $500 as a result of reductions in net asset value per share.

Additional Policies

     The Funds maintain additional policies and reserve certain rights, including:

     - Each Fund may vary its requirements for initial or additional investments, exchanges, reinvestments, periodic investment plans, retirement and employee benefit plans, sponsored arrangements and similar programs.

     - All orders to purchase shares of a Fund are subject to acceptance by that Fund.

                                                                      Prospectus

     - Each Fund may change or discontinue its sales charge waivers and order acceptable practices and they may suspend sales of their shares.

     - Each Fund may delay sending you redemption proceeds for up to seven days, or longer if permitted by the Securities and Exchange Commission.

     - Each Fund holds investment professionals responsible for transmission of all orders to that Fund.


                             DISTRIBUTIONS AND TAXES

Dividends and Distributions

     Each Fund distributes net income to shareholders; the Funds declare dividends daily and pay monthly. The Funds do not anticipate paying any capital gains distributions.

     You may have your distributions reinvested in your Fund, mailed out by check or deposited in a bank account. If you do not give Freedom Services Corporation other instructions, your distributions will be reinvested in your Fund.

Tax Effects of Distributions and Transactions

     In general, any dividends and short-term capital gains distributions you receive from a Fund are taxable as ordinary income. Distributions of other capital gains, on the other hand, generally are taxable as capital gains. Ordinary income and capital gains are taxed at different rates. The rates that you will pay on capital gains distributions will depend on how long your Fund holds its portfolio securities. This is the case no matter how long you have owned your shares in a Fund and regardless of whether your distributions are reinvested or paid out in cash.

     The sale of shares in your account is a taxable event and may produce a gain or loss. An exchange is the same as a sale for tax purposes.

     Each Fund will inform you of the amount and nature of its distributions annually. Your investment in each Fund could have additional tax consequences, particularly for corporate investors. We recommend that you consult your tax professional for advice regarding the tax implications of investing in the Funds.

Back-up Withholding

     Backup Withholding By law, the Funds must withhold 31% of your distributions and proceeds if you have not provided complete and correct taxpayer information including your social security or taxpayer identification number.

Government Securities Fund

     For mutual funds organized as business trusts (such as the Fund) most states laws provide for a pass-through of the state and local income tax exemption afforded to direct


                                                                      Prospectus
owners of U.S. Government securities. Thus, for residents of most states, the portion of distributions derived from the Fund's income from investment in U.S. Government securities should be free from state and local income taxes. You may wish to consult your own tax adviser regrading the tax laws in your state.

Tax Exempt Money Fund

     The Tax Exempt Money Fund may pass on to you dividends which are exempt from federal and state personal income taxes. However, you may have federal or state tax liability to the extent that the Tax Exempt Money Fund realizes net capital gains or earns income from taxable securities. In addition, tax-exempt income may be subject to the federal alternative minimum tax or certain state or local taxes. Under unusual circumstances, the Fund may invest [more than 20% of its portfolio] in securities which are not exempt from federal and state personal income taxes. In such cases, a portion of the Tax Exempt Money Fund's income may be subject to federal and state personal income taxes.

     The Tax Exempt Money Fund will inform you of the amount and nature of its distributions annually. The information will detail the amount of federal [and state] tax-exempt income, and the taxable ordinary income and capital gains distributed to you during the previous year.

Federal Alternative Minimum Tax

     The alternative minimum tax is a federal tax that could affect you if you have high income but pay relatively little tax under the ordinary tax schedules. This may be the case if you have substantial deductions or certain types of tax-free income. Interest from so-called private activity bonds such as industrial revenue bonds is generally subject to the alternative minimum tax. [Consequently, the Tax Exempt Money Fund does not invest more than 20% of its total assets in taxable securities including those subject to the alternative minimum tax.]

                   ADDITIONAL INFORMATION ON FUND INVESTMENTS

     Each Fund's principal investment strategies and risk factors are outlined beginning on page 1. Below are brief descriptions of other securities and practices, along with their associated risks.

Securities Ratings

     When securities are rated by one or more independent rating agencies, each Fund uses these ratings to determine credit quality. In cases where a security has received a rating from only one independent rating agency, it may rely on that rating. If a security has received ratings from two or more rating agencies and at least two of the ratings are equivalent, a Fund may rely on the two equivalent ratings even if the other ratings are lower. In cases where a security's two highest ratings are in conflicting categories, a Fund must follow the lower rating. If a security is unrated, a Fund may assign it to a given category based on its own research.


                                                                      Prospectus

Repurchase Agreements

     Each Fund may enter into repurchase agreements with a bank, financial institution or broker-dealer as a means of earning income for periods as short as overnight. These transactions must be fully collateralized at all times, but involve some credit risk to the Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral.

When-Issued Securities

     Each Fund may invest in "when-issued" securities. When-issued securities involve commitments to buy a new issue with settlement up to 45 days later. During the time between the commitment and settlement, the Fund does not accrue interest but the market value may fluctuate. If a Fund invests in securities of this type, it will maintain a segregated account with its custodian to pay for them and mark it to market daily.

Borrowing

     Each Fund may borrow up to 10% of the value of its net assets from banks for temporary purposes (not for leveraging or investment) but will not make any new investments so long as such borrowings exceed 5% of the value of its net assets.

Illiquid Securities

     Illiquid securities are those securities that cannot be disposed of in the ordinary course of business, seven days or less, at approximately the value at which a Fund has valued the securities. They may be thinly traded or traded in markets that do not function as efficiently as established markets, which may make them difficult to sell if a Fund must raise cash to meet redemptions. Because they generally are traded in inefficient markets, their value may have a subjective element. Each Fund may not invest more than 10% of its net assets in securities for which no readily available market exists or which are otherwise illiquid.

Year 2000

     The investment manager does not currently anticipate that computer problems related to the year 2000 will have a material effect on any Fund. However, there can be no assurances in this area, including the possibility that year 2000 computer problems could negatively affect communication systems, investment markets or the economy in general.


                                                                      Prospectus

                              FINANCIAL HIGHLIGHTS

     The financial highlights tables are intended to help you understand each Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in each Fund assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP whose report, along with each Fund's financial statements, are included in the Annual Report, which begins on page 21.

                                                                                              Net         Ratio of    Ratio of Net
                            Net Asset                 Dividends    Net Asset                Assets        Expenses     Investment
                              Value         Net       from Net       Value                  End of       to Average     Income to
       Year                 Beginning   Investment   Investment     End of       Total       Year           Daily     Average Daily
       Ended                 of Year      Income       Income        Year       Return    (Thousands)    Net Assets     Net Assets
       -----               -----------  ----------   ----------   ----------    ------    -----------    ----------   -------------
CASH MANAGEMENT FUND

December 31, 1998

December 31, 1997......... $1.00        $0.0492      $(0.0492)    $1.00         5.03%     $1,746,837      0.69%        4.92%

December 31, 1996.........  1.00         0.0476       (0.0476)     1.00         4.86       1,637,286      0.71         4.76

December 31, 1995.........  1.00         0.0526       (0.0526)     1.00         5.38       1,346,625      0.73         5.26

December 31, 1994.........  1.00         0.0353       (0.0353)     1.00         3.59       1,083,661      0.75         3.54

GOVERNMENT SECURITIES FUND

December 31, 1998

December 31, 1997......... $1.00        $0.0485      $(0.0485)    $1.00         4.96%     $  370,358      0.65%        4.86%

December 31, 1996.........  1.00         0.0460       (0.0460)     1.00         4.69         309,938      0.65         4.60

December 31, 1995.........  1.00         0.0500       (0.0500)     1.00         5.10         317,400      0.65         5.00

December 31, 1994.........  1.00         0.0331       (0.0331)     1.00         3.36         268,434      0.65         3.31

                                                                      Prospectus

                                                                                              Net         Ratio of    Ratio of Net
                            Net Asset                 Dividends    Net Asset                Assets        Expenses     Investment
                              Value         Net       from Net       Value                  End of       to Average     Income to
       Year                 Beginning   Investment   Investment     End of       Total       Year           Daily     Average Daily
       Ended                 of Year      Income       Income        Year       Return    (Thousands)    Net Assets     Net Assets
       -----               -----------  ----------   ----------   ----------    ------    -----------    ----------   -------------
TAX EXEMPT MONEY FUND

December 31, 1998

December 31, 1997....      $1.00        $0.0300      $(0.0300)    $1.00         3.04%*    $  289,904     0.64%(a)     3.00%(b)

December 31, 1996....       1.00         0.0283       (0.0283)     1.00         2.86         263,089     0.63         2.82

December 31, 1995....       1.00         0.0319       (0.0319)     1.00         3.23         274,076     0.64         3.19

December 31, 1994....       1.00         0.0216       (0.0216)     1.00         2.19         248,045     0.65         2.16

-------------

(a) Ratio of expenses to average daily net assets prior to expense credits was 0.66% for 1997.

(b) Ratio of net investment income to average daily net assets prior to expense credits was 2.98% for 1997.

 *  Total return would have been lower without credits allowed by the custodian.


                                                                      Prospectus

{Back Cover Page}

                     ADDITIONAL INFORMATION ABOUT THE FUNDS

     A Statement of Additional Information (SAI), which is incorporated by reference into this Prospectus, contains additional information about the Funds. The Funds' most recent annual and semi-annual reports contain additional information about the Funds' investments.

     You may request free of charge the current SAI or the most recent annual and semi-annual reports, or other information about each Fund, by calling 1-800-453-8206 or writing to:

                         Freedom Services Corporation
                          One World Financial Center
                              200 Liberty Street
                           New York, New York  10281

     The SEC also makes available to the public reports and information about each Fund. Certain reports and information, including the SAI, are available on the SEC's website (http://www.sec.gov) or at the SEC's Public Reference Room in Washington, D.C. You may call 1-800-SEC-0330 to get information on the operations of the Public Reference Room or you may write to Public Reference Section, Washington, D.C. 20549-6009 to get information from the Public Reference Section. The Public Reference Section will charge a duplicating fee for copying and sending any information you request.

Freedom Cash Management Fund.
Freedom Government Securities Fund.
Investment Company Act File No. 811-3126.
Freedom Tax Exempt Money Fund.
Investment Company Act File No. 811-3126.

                                                                    Prospectus

                                     PART B

                To the Registration Statement of Freedom Group of
               Tax Exempt Funds including Freedom Tax Exempt Money Fund (the "Tax Exempt Fund") and Freedom California
                  Tax Exempt Money Fund (the "California Fund")

                       STATEMENT OF ADDITIONAL INFORMATION

                    FREEDOM CALIFORNIA TAX EXEMPT MONEY FUND
                                   A SERIES OF
                        FREEDOM GROUP OF TAX EXEMPT FUNDS
                                  (THE "FUND")

     This Statement of Additional Information is not a prospectus but should be read in conjunction with the Fund's Prospectus dated March 1, 1999, which may be obtained at no charge from Freedom Distributors Corporation, One Beacon Street, Boston, Massachusetts 02108. Unless otherwise defined herein, capitalized terms have the meanings given to them in the Prospectus.

     The date of this Statement of Additional Information is March 1, 1999.

                                TABLE OF CONTENTS

                                                                            Page

GENERAL INFORMATION............................................................1

INVESTORS FOR WHOM THE FUND IS DESIGNED........................................2

INVESTMENT POLICIES............................................................3

INVESTMENT RESTRICTIONS.......................................................15

PORTFOLIO TRANSACTIONS........................................................17

CURRENT YIELD.................................................................18

ADDITIONAL INFORMATION ON REDEMPTION..........................................18

NET ASSET VALUE...............................................................19

ADDITIONAL INFORMATION ON TAXES...............................................20

MANAGEMENT OF THE FUND........................................................24

THE INVESTMENT ADVISER........................................................26

DISTRIBUTION OF SHARES OF THE FUND............................................28

TRANSFER AGENT................................................................29

CUSTODIAN.....................................................................29

FINANCIAL STATEMENTS AND INDEPENDENT ACCOUNTANTS..............................29

INFORMATION ABOUT SECURITIES RATINGS OF NATIONALLY RECOGNIZED STATISTICAL
RATING ORGANIZATIONS ("NRSROs"................................................30

     Each of the Fund's financial statements as of and for the year ended December 31, 1998, which are included in the Fund's Annual Report for that year, are incorporated by reference. The Annual Report is available with the Prospectus, without charge, upon request by calling (800) 453-8206.

                               GENERAL INFORMATION

        Freedom Group of Tax Exempt Funds (the "Trust") is a Massachusetts business trust, having been organized on June 1, 1982. The Trust currently has two series, Freedom Tax Exempt Money Fund, a tax exempt money market fund which is described in a separate prospectus and statement of additional information, and Freedom California Tax Exempt Money Fund (the "Fund"). The Trustees of the Trust have authority to issue an unlimited number of shares of beneficial interest, [$.__] par value per share. The Trustees also have authority, without the necessity of a shareholder vote, to create any number of new series or classes or to commence the public offering of shares of any previously established series or classes. The Trustees have authorized shares of the Fund to be issued in only one class.

        The assets received by the Fund from the issue and sale of its shares, and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, constitute the underlying assets of the Fund. The underlying assets of the Fund are required to be segregated on the books of account and are to be charged with the expenses in respect to the Fund and with a share of the general expenses of the Trust. Any general expenses of the Trust not readily identifiable as belonging to a particular Fund shall be allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the Funds.

        Each share of the Fund has equal dividend, redemption and liquidation rights with other shares of the Fund and when issued is fully paid and nonassessable by the Trust. Under the Trust's Master Trust Agreement, no annual or regular meeting of shareholders is required. Thus, there will ordinarily be no annual shareholder meetings, unless otherwise required by the Investment Company Act of 1940 (the "1940 Act"). The Trust called a meeting of shareholders on December 16, 1996 at which time shareholders elected the Board of Trustees. Thereafter, the Trustees are a self-perpetuating body until fewer than 50% of the Trustees serving as such are Trustees who were elected by shareholders. At that time another meeting of shareholders will be called to elect Trustees. On any matter submitted to the shareholders for a vote, the holder of each share of the Fund is entitled to one vote per share (with proportionate voting for fractional shares) regardless of the relative net asset value thereof. Under the Master Trust Agreement, any Trustee may be removed by vote of two-thirds of the outstanding Trust shares, and holders of ten percent or more of the outstanding shares of the Trust can require Trustees to call a meeting of shareholders for purposes of voting on the removal of one or more Trustees. The Master Trust Agreement also provides that if ten or more shareholders who have been such for at least six months and who hold in the aggregate shares with a net asset value of at least $25,000 inform the Trustees that they wish to communicate with other shareholders, the Trustees will either give such shareholders access to the shareholder lists or inform them of the cost involved if the Trust forwards materials to the shareholders on their behalf. If the Trustees object to mailing such materials, they must inform the Securities and Exchange Commission and thereafter comply with the requirements of the 1940 Act.

        Shares do not have cumulative voting rights, which means that in situations in which shareholders elect Trustees, holders of more than 50% of the shares voting for the election of

Trustees can elect 100% of the Trust's Trustees, and the holders of less than 50% of the shares voting for the election of Trustees will not be able to elect any person as a Trustee.

        Shares have no preemptive or subscription rights and are fully transferable. There are no conversion rights.

        Under Massachusetts law, the shareholders of the Trust could, under certain circumstances, be held personally liable for the obligations for the Trust. However, the Master Trust Agreement of the Trust disclaims shareholder liability for acts or obligations of the Trust and provides for indemnification for all losses and expenses of any shareholder of the Fund held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations. The Advisor believes that, in view of the above, the risk of personal liability to shareholders is remote.

        The Trust is an "open-end" management investment company, and is a "diversified company" as those terms are defined in the 1940 Act. The Fund intends to qualify as a "money market fund" within the meaning of Rule 2a-7 under the 1940 Act, which includes complying with the portfolio quality, maturity and diversification requirements of that rule. Pursuant to Rule 2a-7, compliance with the diversification requirements under the rule constitutes meeting the definitional requirements of a diversified company under the 1940 Act. Generally, a fund that intends to meet its diversification requirements under Rule 2a-7 may not invest more than 5% of its total assets in any one issuer, although this limit may be greater if the securities are held for short periods, are guaranteed or are subject to certain redemption or resale rights, and there is no limit on investments in U.S. Government securities.

        The Trust called a meeting of shareholders on May 20, 1998, at which time the shareholders approved (i) a new investment advisory agreement between the Trust and the Advisor and (ii) the election of PricewaterhouseCoopers LLP as the Trust's independent auditors.


                     INVESTORS FOR WHOM THE FUND IS DESIGNED

        The Fund is designed for investors who, because of their tax bracket, would benefit from receiving income exempt from federal and California personal income taxes. The Fund is not appropriate for retirement plans where income is already tax-deferred.

        The Fund offers the economic advantages of block purchases of securities and diversification. Securities and instruments of the types in which the Fund invests are not generally available in denominations of less than $100,000, and in many cases the minimum denominations are substantially higher. Typically, higher yields are not available unless money market instruments are bought directly from issuers in amounts of $1,000,000 or more. The Fund also offers investors the opportunity to participate in a more diversified selection of short-term securities than the size of each investor's own portfolio might otherwise permit.

        Investment in the Fund may also relieve the investor of several administrative burdens usually associated with the direct purchase of money market instruments, such as coordinating maturities and reinvestments, safekeeping of securities, surveying the market for the best price at which to buy and/or sell and maintaining separate principal and income records. Furthermore, purchasers electing and complying with the procedures for expedited redemption have the convenience, if a redemption order is received before 12:00 noon, New York time, on a business day on which the New York Stock Exchange is open for regular trading, of having the proceeds from the redemption of their shares remitted to their bank account at a member bank of the Federal Reserve System by Federal Funds wire for use on the same business day, provided that the federal wire system is open. In addition, shareholders availing themselves of the Fund's check redemption program have the convenience of making redemptions merely by writing a check. See "How to Redeem Shares" in the Prospectus. All such advantages, however, will be reduced to the extent of the expenses and losses of the Fund in which you invest (including losses from portfolio transactions or from defaults, if any, in payments of interest or principal by issuers).

                               INVESTMENT POLICIES

        The following information supplements the discussion of the Fund's investment policies discussed in the Prospectus. The policies described above in this section are not fundamental and may be changed upon notice to shareholders.

OPERATING AS A MONEY MARKET FUND--GENERALLY

        In order to provide you with liquidity, the Fund follows practices to maintain a $1.00 share price: limiting its portfolio's average maturity to 90 days or less; buying securities which mature in 397 days or less; and buying only high quality securities with minimal credit risks. Of course, the Fund cannot guarantee a $1.00 share price, but these practices help to minimize any price fluctuations that might result from rising or declining interest rates. While the Fund invests in high quality securities, you should be aware that your investment is not without risk even if all the securities in the portfolio are paid in full at maturity. The Fund has a fundamental investment objective with an investment program to aid in achieving its objective. There is no assurance that the Fund will achieve its investment objectives. All money market instruments and debt securities, including short-term municipal securities, can change in value when interest rates change or when an issuer's creditworthiness changes.

        The Fund will limit its portfolio investments to securities that, at the time of acquisition, (i) are rated in the two highest categories by at least two nationally recognized statistical rating organizations ("NRSROs") (or by one NRSRO if only one NRSRO has rated the security), (ii) if not rated, are obligations of an issuer whose other outstanding short-term debt obligations are so rated, or (iii) if not rated, are of comparable quality as determined by the Adviser in accordance with procedures established by the Trustees (collectively, "Eligible Securities"). The Fund will limit its investments to Eligible Securities that present minimal credit risk, as determined by the Adviser in accordance with procedures established by the Trustees.

        All Eligible Securities may be classified as "first tier" securities and "second tier" securities. In general, first tier securities consist of Eligible Securities that have received the highest rating by at least two NRSROs (or by one NRSRO, if only one NRSRO has rated the security) or which are unrated but determined to be of comparable quality. All other Eligible

Securities are classified as second tier securities. A description of the ratings of the NRSROs is contained in the Statement of Additional Information.

ADDITIONAL INFORMATION ON CALIFORNIA MUNICIPAL SECURITIES

        "California Municipal Securities" are generally understood to include debt obligations issued by the State of California and its political subdivisions to obtain funds for various public purposes. Such securities may have fixed or adjustable rates of interest. Following purchase by the Fund, a California Municipal Security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event requires a sale of such security by the Fund, although Freedom Capital Management Corporation (the "Adviser") will consider such event to be relevant in determining whether the Fund should continue to hold such security in its portfolio. If the rating accorded by Moody's or S&P for California Municipal Securities changes due to changes in the rating systems, the Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained herein.

         The two principal classifications of California Municipal Securities are "municipal notes" and "municipal bonds."

        Municipal Notes. Municipal notes generally are used to provide for short-term capital needs and generally have maturities of one year or less and are sold in anticipation of a bond sale, collection of taxes or receipt of other revenues. Municipal notes include:

        1. Tax Anticipation Notes. Tax anticipation notes are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various seasonal tax revenues, such as income, sales, use and business taxes, and are payable from these specific future taxes.

        2. Revenue Anticipation Notes. Revenue anticipation notes are issued in expectation of receipt of other types of revenue, such as revenues available under federal revenue sharing programs.

        3. Bond Anticipation Notes. Bond anticipation notes are issued to provide interim financing until long-term financing can be arranged. In most cases, the long-term bonds then provide the money for the repayment of the notes.

        4. Construction Loan Notes. Construction loan notes are sold to provide construction financing. After successful completion and acceptance, many projects receive permanent financing through the Federal Housing Administration under "Fannie Mae" (the Federal National Mortgage Association) or "Ginnie Mae" (the Government National Mortgage Association).

        5. Tax-Exempt Commercial Paper. Tax-exempt commercial paper is a short-term obligation with a stated maturity of 365 days or less. It is issued by agencies of state and local governments to finance seasonal working capital needs or as short-term financing in anticipation of longer term financing.

         6. Other. The Fund may invest in certain variable and floating rate demand notes. Such securities have interest rates that are adjusted periodically. Variable and floating rate demand notes generally have a maturity in excess of one year but permit their holder to demand prepayment upon a specified number of days' notice and so may be treated as short-term investments under certain circumstances.

         Municipal Bonds. Municipal bonds, which meet longer term capital needs and generally have maturities of more than one year when issued, have two principal classifications: general obligation bonds, revenue bonds.

        1. General Obligation Bonds. Issuers of general obligation bonds include states, counties, cities, towns and regional districts. The proceeds of these obligations are used to fund a wide range of public projects, including construction or improvement of schools, highways and roads, and waste and sewer systems. The basic security behind a general obligation bond is the issuer's pledge of its full faith and credit and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to the rate or amount of special assessments.

        2. Revenue Bonds. Revenue bonds fund two sorts of projects, publicly-operated facilities ("revenue bonds") and privately-operated facilities ("industrial development bonds").

               (a) Revenue Bonds. The principal security for a revenue bond is generally the net revenues derived from a particular facility, group of facilities, or, in some cases, the proceeds of a special excise or other specific revenue source. Revenue bonds are issued to finance a wide variety of capital projects including: electric, gas, waste and sewer systems; highways, bridges and tunnels; port and airport facilities; colleges and universities; and hospitals. Although the principal security behind these bonds may vary, many provide additional security in the form of a debt service reserve fund which may be used to make principal and interest payments on the issuer's obligations. Housing finance authorities have a wide range of security, including partially or fully insured mortgages, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. Some authorities provide further security in the form of a governmental entity's ability (without obligation) to make up deficiencies in the debt service reserve fund.

               (b) Industrial Development Bonds. Industrial development bonds, which are considered municipal bonds if the interest paid thereon is exempt from federal income tax, are issued by or on behalf of public authorities to raise money to finance various privately-operated facilities for business and manufacturing, housing, sports, and pollution control. These bonds are also used to finance privately-operated public facilities such as airports, mass transit systems, ports, and parking. The payment of the principal and interest on such bonds is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. Tax exempt industrial development bonds do not generally carry the pledge of the issuing municipality.

        Certain of the California Municipal Securities may be backed by a letter of credit issued by a domestic or foreign bank in order to improve their credit rating. In that case, the Fund considers the bank to be the ultimate obligor and credit risk. See "Special Considerations and Risk Factors."

        There are also other types of California Municipal Securities that are, or may become, available which are similar to the foregoing municipal notes and municipal bonds. California Municipal Securities are sometimes supported by an irrevocable, unconditional external agreement (normally a bank letter of credit) from a bank whose own securities are of high quality in order to improve the credit rating of the California Municipal Security. Such external agreement may be issued by a foreign bank.

        For the purpose of the Fund's investment restrictions set forth beginning on page 9, the identification of the "issuer" of California Municipal Securities which are not general obligation bonds is made by the Adviser on the basis of the characteristics of the obligation as described above, the most significant of which is the source of funds for the payment of principal and interest on such securities. In the case of industrial development bonds, the "issuer" is the user of the facility, which is usually a non-governmental entity.

        The Fund will not generally invest more than 25% of its total assets in any industry. Tax exempt California Municipal Securities issued by the State of California and its political subdivisions are not considered part of any industry. However, "industrial development bonds" described above will be subject to this limitation. It is possible that the Fund may from time to time invest more than 25% of its assets in a particular segment of the California Municipal Securities market, such as hospital revenue obligations, housing agency obligations, or airport revenue obligations. This would be the case only if the Adviser determined that the yields available from obligations in a particular segment of the market justified the additional risks associated with such concentration. Economic, business, political and other developments generally affecting the revenues of issuers in a market segment (e.g. proposed legislation or pending court decisions affecting the financing of projects and market factors affecting the demand for their services or products) may have a general adverse effect on all municipal securities in the segment. The Fund reserves the right to invest more than 25% of its assets in industrial development bonds. However, the interest on certain tax exempt securities which the Fund may purchase will be included in income subject to the federal alternative minimum tax. The Fund's present policy is to invest no more than 20% of its total assets in taxable securities including those subject to the alternative minimum tax.

        Obligations of issuers of California Municipal Securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code. In addition, the obligations of such issuers may become subject to laws enacted in the future by Congress, state legislatures, or referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon municipalities to levy taxes. There is also the possibility that, as a result of litigation or other conditions, the power or ability of any issuer to pay, when due, the principal of and interest on its California Municipal Securities may be materially affected. The Fund may invest more than 25% of its total assets in California Municipal Securities the interest upon which is paid from revenues of similar types of projects. There could be economic, business or political developments which might affect all California Municipal Securities of a similar type. However, the Fund believes that the most important consideration affecting the credit risk is the quality of particular issues of California Municipal Securities, rather than factors affecting all, or broad classes of, California Municipal Securities.

CERTAIN INVESTMENT STRATEGIES

        Repurchase Agreements. The Fund may enter into repurchase agreements with a bank, financial institution or broker-dealer as a means of earning income for periods as short as overnight. These transactions must be fully collateralized at all times, but involve some credit risk to the Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral. Repurchase agreements maturing in more than seven days, together with any other illiquid instruments held by the Fund (excluding restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 which the Board of Trustees or the Adviser has determined under Board-approved guidelines are liquid), will not, at the time entered into, exceed 10% of the net assets of the Fund. Because of their short maturity, repurchase agreements provide liquidity to the Fund while allowing the Fund to remain fully or substantially invested. The Fund will only enter into repurchase agreements of one business day's maturity and only with broker/dealers with substantial capital or major U.S. banks. Each repurchase agreement will be fully collateralized with respect to both principal and interest by U.S. Treasury instruments for the entire term of the agreement. Upon payment, possession of all underlying collateral will be transferred to an agent of the Fund for the term of the agreement. If a particular securities dealer or bank defaults on its obligation to repurchase the underlying security as required by the terms of a repurchase agreement, the Fund will incur a loss to the extent that the proceeds it realizes on the sale of the collateral are less than the repurchase price of the security. In addition, should the defaulting securities dealer or bank file for bankruptcy, the Fund could incur certain costs in establishing that it is entitled to dispose of the collateral and its realization on the collateral may be delayed or limited.

        Borrowing. The Fund may borrow up to 10% of the value of its net assets from banks for temporary purposes (not for leveraging or investment) but will not make any new investments so long as such borrowings exceed 5% of the value of its net assets.

        Illiquid Securities. The Fund may invest up to 10% of its net assets in securities for which no readily available market exists or which are otherwise illiquid (including repurchase agreements maturing in more than one week). The Fund may purchase restricted securities eligible for resale to "qualified institutional buyers" pursuant to Rule 144A under the Securities Act of 1933. However, if the Trustees determine that they are liquid, based upon a continuing review of the trading markets for specific Rule 144A securities, then they may be purchased without regard to the 10% limit. The Trustees will carefully monitor the Fund's investments in these securities, focusing on factors, among others, such as valuation, liquidity and availability of information. This investment practice could have the effect of increasing the level of illiquidity in the Fund to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities.

RISK CONSIDERATIONS

        The ability of the Fund to achieve its investment objectives is dependent on the continuing ability of the issuers of California Municipal Securities in which the Fund invests to meet their obligations for the payment of principal and interest when due. It should also be pointed out that, unlike other types of investments, California Municipal Securities traditionally have not been subject to regulation by, or registration with, the Securities and Exchange Commission, although there have been proposals which would provide for regulation in the future.

        With respect to California Municipal Securities that are backed by a letter of credit issued by a foreign bank, the Fund considers the bank to be the ultimate obligor and credit risk. Investment in foreign banks may involve risks not present in domestic investments. These include the fact that the foreign bank may be subject to different, and in some cases less comprehensive, regulatory, accounting, financial reporting and disclosure standards than are domestic banks.

        There are risks in any investment program, and there is no assurance that the Fund will achieve its investment objective. California Municipal Securities are subject to relative degrees of credit risk and market volatility. Credit risk relates to the issuer's (and any guarantor's) ability to make timely payments of principal and interest. Market volatility relates to the changes in market price that occur as a result of variations in the level of prevailing interest rates and yield relationships between sectors in the tax exempt securities market and other market factors.

        You should be aware that certain California constitutional amendments, legislative measures, executive orders, administrative regulations, voter initiatives and judicial decisions could result in certain adverse consequences affecting California Municipal Securities. For instance, certain provisions of the California Constitution and statutes that limit the taxing and spending authority of California governmental entities may impair the ability of the issuers of some California Municipal Securities to maintain debt service on their obligations, particularly if adverse economic developments should reduce public revenues. Other measures affecting the taxing or spending authority of California or its political subdivisions may be approved or enacted in the future. Finally, the Fund will be affected by general changes in interest rates nationally which will result in increases or decreases in the value of the securities held by the Fund. For a more detailed discussion of the risks to which California Municipal Securities are subject, see the Statement of Additional Information.

        The Fund is a "non-diversified" fund as defined in the Investment Company Act of 1940. As a non-diversified fund, the Fund may invest a larger percentage of its assets in individual issuers than a diversified fund. To the extent the Fund makes investments in excess of five percent of its assets in a particular issuer, its exposure to credit and market risks associated with that issuer is increased and such investments, therefore, may make an investment in the Fund riskier than an investment in a diversified fund. However, the Fund will be subject to diversification requirements imposed under the Internal Revenue Code.

        Except for the Fund's investment objective and certain investment restrictions designated as fundamental in the Statement of Additional Information, the investment policies described in this Prospectus and in the Statement of Additional Information are not fundamental policies. The Trustees may change any non-fundamental investment policies without shareholder approval.

        Since the Fund's portfolio concentrates its investments in California Municipal Securities, the Fund is affected by any political, economic, regulatory or other developments which constrain the taxing and spending authority of California issuers or otherwise affect the ability of California issuers to pay interest or repay principal. The following information constitutes only a brief summary of some of such developments and does not purport to be a complete description.

        Certain of the California Municipal Securities in which the Fund invests may be obligations of issuers that rely, as a source of revenue, in whole or in part, directly or indirectly, on ad valorem real property taxes. In 1978, state voters approved an amendment to the State Constitution known as Proposition 13, which added Article XIIIA to the State Constitution. The effect of Article XIIIA is to limit ad valorem taxes on real property and to restrict the ability of taxing entities to increase real property tax revenues. In addition, Article XIIIA provides that additional taxes may be levied by cities, counties and special districts only upon approval of not less than a two-thirds vote of the "qualified electors" of such city, county or district, and requires not less than a two-thirds vote of each of the two houses of the State Legislature to enact any changes in state taxes for the purpose of increasing revenues, whether by increased rates or changes in methods of computation.

        Certain California Municipal Securities may be obligations of issuers which rely in whole or in part on state revenues for payment of such obligations. After the adoption of Article XIIIA, legislation was adopted which provided for the reallocation of property taxes and other revenues to local public agencies, the increase of state aid to such agencies, and the assumption by the state of certain obligations previously paid out of local funds. More recent legislation has, however, reduced state assistance payments to local governments. There can be no assurance that any particular level of state aid to local governments will be maintained in future years.

        In 1979, an amendment was passed adding Article XIIIB to the State Constitution. As amended in 1990, Article XIIIB imposes an "appropriations limit" on the spending authority of the state and local government entities. In general, the appropriations limit is based on certain 1978-1979 expenditures, adjusted annually to reflect changes in the cost of living, population and certain services provided by state and local government entities. If a governmental entity raises revenues beyond its "appropriations limit" in any year, a portion of the excess which cannot be appropriated within the following year's limit must be returned to the entity's taxpayers within the two subsequent fiscal years, generally by a tax credit, refund, or temporary suspension of tax rates or fee schedules. One of the exclusions from these limitations is "debt service" (defined as "appropriations required to pay the cost of interest and redemption charges, including the funding of any reserve or sinking fund required in connection therewith, on indebtedness existing or legally authorized as of January 1, 1979 or on bonded indebtedness thereafter approved" by the voters). During the 1986-87 fiscal year, when excess revenues could not be carried over to the following year, the State General Fund collected approximately $1 billion more than could be spent under the Article XIIIB limitation. These excess revenues were returned to taxpayers, and no assurance exists that similar excess tax collections will not recur in the future.

        In 1988 and 1990, Article XIIIB was amended to require the State Legislature to establish a prudent state reserve, and to require the transfer of 50% of excess revenues to the State School Fund; any amounts allocated to the State School Fund will increase the appropriations limit. It was further amended in 1990 to exclude from the appropriations limit appropriations for qualified capital outlay projects, certain increases in transportation-related taxes, and certain emergency appropriations. In 1988, California voters approved an initiative known as Proposition 98, which, in addition to amending Article XIIIB, amended Article XVI to require a minimum level of funding for public schools and community colleges.

        In addition to the adoption of Articles XIIIA and XIIIB, in June 1982 state voters approved initiative measures which: (1) repealed the state gift and inheritance taxes and enacted a California death tax, and (2) reduced state personal income tax revenues by increasing the amount by which personal income tax brackets will be adjusted for inflation. The State Legislature has also adopted other changes in revenue laws which reduce state tax revenues by exempting business inventories from state personal property taxation, excluding acquisitions of real estate to replace property transferred to a public entity from the definition of "change of ownership" for property tax purposes, and adopting a variety of tax credits.

        In 1986, state voters approved an initiative measure known as Proposition 62, which among other things requires that any tax for general governmental purposes imposed by local governments be approved by a two-thirds vote of the governmental entity's legislative body and by a majority of its electorate, requires that any special tax (levied for other than general governmental purposes) imposed by a local government be approved by a two-thirds vote of its electorate, and restricts the use of revenues from a special tax to the purposes or for the service for which the special tax was imposed. In 1996, state voters approved an initiative measure known as Proposition 218, which imposed similar voter approval requirements for local taxes imposed by charter cities in California. In September 1995, the California Supreme Court upheld the constitutionality of Proposition 62, creating uncertainty as to the legality of certain local taxes enacted by non-charter cities in California without voter approval. It is not possible to predict the impact of the decision.

        In July 1991, California increased taxes by adding two new marginal tax rates, at 10% and 11%, effective for tax years 1991 through 1995. After 1995, the maximum personal income tax rate returned to 9.3%, and the alternative minimum tax rate dropped from 8.5% to 7%. In addition, legislation in July 1991 raised the sales tax by 1.25%, 0.5% of which was a permanent addition to counties that was specifically earmarked to trust funds to pay for health and welfare programs whose administration had been transferred to such counties. An additional 0.5% of the sales tax rate was scheduled for termination on June 30, 1993, but was extended by legislation through December 31, 1993. The approval of Proposition 172 on the November 1993 ballot by the voters extended this increase permanently.

        The application and interpretation of a number of the foregoing provisions of the State Constitution and laws are currently and will probably continue to be the subject of numerous lawsuits in the California courts. It is not possible to predict the outcome of litigation or the ultimate scope and impact of such provisions, their implementing legislation and regulations issued by the State Board of Equalization. However, the outcome of such litigation, legislation and regulations could substantially impact local property tax collections and the ability of state agencies, local governments and districts to make future payments on outstanding debt obligations.

        Certain debt obligations in which the Fund invests may be payable solely from the revenues of specific institutions, or may be secured by specific properties, which are subject to provisions of California law that could adversely affect the holders of such obligations. For example, the revenues of California health care institutions may be subject to state laws, and California laws limit the remedies of a creditor secured by a mortgage or deed of trust.

        The effects of these various constitutional and statutory provisions upon the ability of the issuers of California Municipal Securities to pay interest and principal on their obligations remains unclear. In addition, other measures affecting the taxing or spending authority of the state or its political subdivisions may be enacted in the future.

        California is the most populous state in the nation with a total population at the 1990 census of 29,976,000 (estimated at over 32.9 million as of July 1, 1997). The State now comprises 12.3% of the nation's population and 12.5% of its total personal income. Its economy is broad and diversified with major concentrations in high technology research and manufacturing, aerospace and defense-related manufacturing, trade, entertainment, real estate, and financial services. After experiencing strong growth throughout much of the 1980's, from 1990-1993, California suffered through a severe recession, the worst since the 1930's, heavily influenced by large cutbacks in defense/aerospace industries and military base closures and a major drop in real estate construction. California's economy has been recovering and growing steadily stronger since the start of 1994, to the point where the State's economic growth is outpacing the rest of the nation. The unemployment rate, while still higher than the national average, was 5.9% in October 1998, compared to over 10% at the worst of the recession. Recent economic reports indicate that, while the rate of economic growth is expected to be moderate over the next three years, the increases in employment and income may exceed those of the nation as a whole. The unsettled financial situation occurring in certain Asian economies and its spillover effects elsewhere may adversely affect the State's export-related industries and, therefore, the State's rate of economic growth.

        Notwithstanding California's recent positive operating results, there are long-term State budget uncertainties resulting from strict property tax limits and the share of the budget which must be devoted to education as well as the issues which necessarily accompany an economy in transition from defense-related aerospace to the diverse clusters of high technology, manufacturing and service industries, best described as the information economy.

        The Governor signed the 1998-99 Budget Act on August 21, 1998. The 1998-99 Budget Act is based on projected General Fund revenues and transfers of $57.0 billion (after giving effect to various tax reductions enacted in 1997 and 1998), a 4.2% increase from the revised 1997-98 figures. Special Fund revenues were estimated at $14.3 billion. The revenue projections were based on the Governor's May Revision to the 1998-99 Budget and may be overstated in light of the possible effect on California's economic growth of worsening economic problems in various international markets.

        The Budget Act provides authority for expenditures of $57.3 billion from the General Fund (a 7.3% increase from 1997-98), $14.7 billion from Special Funds, and $3.4 billion from bond funds. The Budget Act projects a balance in the SFEU at June 30, 1999 of $1.255 billion, a little more than 2% of General Fund revenues. The Budget Act assumes the State will carry out its normal intra-year cash flow borrowing in the amount of $1.7 billion of revenue anticipation notes issued in October, 1998.

        The most significant feature of the 1998-99 budget was agreement on a total of $1.4 billion of tax cuts. The central element is a bill which provides for a phased-in reduction of the Vehicle License Fee (VLF). Since the VLF is currently transferred to cities and counties, the bill provides for the General Fund to replace the lost revenues. Starting on January 1, 1999, the VLF will be reduced by 25%, at a cost to the General Fund of approximately $500 million in the 1998-99 Fiscal Year and about $1 billion annually thereafter.

        In addition to the cut in the VLF, the 1998-99 budget includes both temporary and permanent increases in the personal income tax dependent credit ($612 million General Fund cost in 1998-99, but less in future years), a nonrefundable renters tax credit ($133 million), and various targeted business tax credits ($106 million). About half of the business tax credits will only become effective if Proposition 7, an initiative measure which includes various tax credits, is rejected by the voters on the November 3, 1998 ballot.

        The 1998-99 Budget Act includes increased funding for schools, higher education, health, welfare and social service programs, and trial courts and prisons. The Budget also includes new funding for natural resources projects, dedication of $376 million of General Fund moneys for capital outlay projects, funding of a 3% State employee salary increase, funding of 2,000 new Department of Transportation positions to accelerate transportation construction projects, and funding of the California Infrastructure and Economic Development Bank ($50 million).

        Because of the State of California's continuing budget problems, the rating of the State's general obligation bonds was downgraded in July 1994 from Aa to A1 by Moody's Investors Service, Inc.("Moody's"), from A+ to A by Standard & Poor's Corporation, and from AA to A by Fitch IBCA, Inc.("Fitch"), All three rating agencies expressed uncertainty in the State's ability to balance the budget by 1996. However, in 1996, citing California's improving economy and budget situation, both Fitch and Standard & Poor's raised their ratings from A to A+. In October, 1997, Fitch raised its rating from A+ to AA- referring to the State's fundamental strengths, the extent of its economic recovery and the return of financial stability. In October 1998, Moody's raised its rating from A1 to Aa3 citing the State's continuing economic recovery and a number of actions taken to improve the State's credit condition, including the rebuilding of cash and budget reserves.

        On December 6, 1994, Orange County (California) became the largest municipality in the United States to file for protection under the federal bankruptcy laws. On June 12, 1996, it emerged from bankruptcy after the successful sale of $880 million in municipal bonds allowed the county to pay off the last of its creditors. On January 7, 1997, Orange County returned to the municipal bond market with a $136 million bond issue maturing in 13 years at an insured yield of 7.23%. In December, 1997, Moody's raised its ratings on $325 million of Orange County pension obligation bonds to Baa3 from Ba. In December 1997, Moody's raised its ratings on $325 million of Orange County pension obligation bonds to Baa3 from Ba. In February 1998, Fitch assigned outstanding Orange County pension obligation bonds a BBB rating.

        Los Angeles County, the nation's largest county, has also experienced financial difficulty. It has not yet recovered from the ongoing loss of revenue caused by state property tax shift initiatives in 1993 through 1995. In April 1998, the Los Angeles County Chief Administrative Officer proposed an approximately $13.2 billion 1998-99 budget, which would be 5.3% larger than the 1997-98 budget, and which would not require cuts in services and jobs to close a projected deficit. In June 1998, the Los Angeles County Board of Supervisors approved an approximately $13.6 billion 1998-99 budget, reserving the right to make further changes to reflect revenue allocation decisions in the final State budget. In December 1998, Moody's raised the ratings on the County's general obligation bonds to A1 from A2.

Year 2000

        In October 1997 the Governor issued Executive Order W-163-97 stating that Year 2000 solutions would be a State priority and requiring each agency of the State, no later than December 31, 1998, to address Year 2000 problems in their essential systems and protect those systems from corruption by non-compliant systems, in accordance with the Department of Information Technology's California 2000 Program. There can be no assurance that steps being taken by state or local government agencies with respect to the Year 2000 problem will be sufficient to avoid any adverse impact upon the budgets or operations of those agencies or upon the Fund.

Special Types of California Municipal Securities

        In addition to the general types of California Municipal Securities discussed above, the Fund may invest in the following special types of California Municipal Securities.

         When-Issued Securities. California Municipal Securities are frequently offered on a "when-issued" basis. When so offered, the price, which is generally expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued securities take place at a later date. Normally, the settlement date occurs within one month of the purchase of municipal notes; during the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund. To the extent that assets of the Fund are not invested prior to the settlement of a purchase of securities, the Fund will earn no income. It is the Fund's intention, however, to be fully invested to the extent practicable, subject to the policies stated above. While when-issued securities may be sold prior to the settlement date, the Fund intends to purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time the Fund makes the commitment to purchase a California Municipal Security on a when-issued basis, it will record the transaction and reflect the value of the security in determining its net asset value.

        In accordance with Securities and Exchange Commission policy, whenever the Fund agrees to purchase securities on a when-issued basis, its custodian will set aside cash or portfolio securities equal to the amount of the commitment in a separate account. If necessary, additional assets will be placed in the account daily so that the value of the account will equal the amount of the Fund's purchase commitment. When the time comes to pay for when-issued securities, the Fund will meet its obligations from the then-available cash flow, sale of securities held in the separate account, cash held in the separate account or otherwise, sale of other securities or, although it would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a value greater or less than the Fund's payment obligations). To the extent that the Fund sets aside portfolio securities to satisfy its purchase commitment for when-issued securities, there will be a greater possibility of fluctuation in market value of the Fund's shares (see "Pricing of Our Shares" in the Prospectus) than if the Fund were to set aside cash. The Fund does not intend to purchase when-issued securities for speculative purposes, but only in furtherance of its investment objectives.

        Variable and Floating Rate Instruments. The Fund may invest in certain variable rate instruments (where the coupon interest rate adjusts on set dates) or floating rate instruments (where the coupon interest rate adjusts whenever a specific interest rate changes). The Fund may invest, subject to various conditions, in any variable or floating rate instrument that is scheduled to mature in more than 397 days if the Fund has certain demand rights to sell the instrument. For the purposes of qualifying the Fund as a money market fund, which includes complying with Rule 2a-7 under the Investment Company Act of 1940, each such long-term variable rate instrument shall be deemed to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or until the principal amount can be recovered through demand, and each such long-term floating rate instrument shall be deemed to have a maturity equal to the period remaining until the principal amount can be recovered through demand. The Fund also may invest, subject to various conditions, in variable or floating rate securities where the principal amount of each such security is unconditionally to be paid in full in 397 days or less. For the purposes of qualifying as a money market fund, the maturity of each such short-term variable rate instrument shall be deemed to be the earlier of the period remaining until the next adjustment of the interest rate or until the principal amount can be recovered through demand, and the maturity of each such short-term floating rate security shall be deemed to be one day. Any variable or floating rate instrument in which the Fund may invest must be reasonably expected to have a market value that approximates its amortized cost and all are subject to other conditions specified in Rule 2a-7.

Temporary Taxable and Tax-Exempt Investments

        Although the Fund will be invested primarily in California Municipal Securities, the Fund is authorized to place up to 20% of its net assets in taxable investments, cash reserves or short-term municipal securities issued outside of California during normal market conditions for liquidity reasons. During periods of uncertain market conditions, the Fund may place more than 20% of its total assets for temporary defensive purposes in taxable investments, cash reserves or short-term municipal securities issued outside of California. The taxable investments in which the Fund may invest are:

               (a) obligations of the U.S. Government and its agencies and instrumentalities (not all of such obligations are backed by the full faith and credit of the United States; for example, bonds issued by Federal National Mortgage Association, a private corporation, are backed only by the credit of the issuing instrumentality);

               (b) certificates of deposit, bankers' acceptances and short-term obligations of domestic branches of U.S. banks with total assets of $1 billion or more;

               (c) commercial paper rated at least A-1 by Standard & Poor's, Prime-1 by Moody's (or equivalently rated by another NRSRO), or, if not rated, of equivalent investment quality as determined by the Adviser;

               (d) short-term debt securities of issuers having, at the time of purchase, a quality rating within one of the two highest rating categories by Moody's (Aaa or Aa) or Standard & Poor's (AAA or AA) (or equivalently rated by another NRSRO);

               (e) repurchase agreements with respect to an underlying security which would otherwise qualify for investment by the Fund.

        Temporary taxable investments of up to 20% of total assets may also be made in anticipation of redemptions, pending investment of proceeds from subscription for Fund shares or from the sale of portfolio securities, or because of market conditions or the scarcity of suitable California Municipal Securities. Interest income from taxable investments will be taxable to shareholders as ordinary income under federal tax laws and California personal income tax. Consequently, the Fund intends to invest its assets in California Municipal Securities to the maximum extent possible and prudent.

        The short-term tax exempt municipal securities of non-California issuers in which the Fund may invest include tax anticipation notes, revenue anticipation notes, general obligation bonds, industrial revenue bonds, construction loan notes and tax anticipation commercial paper. Such securities will be limited to those obligations which, at the time of purchase, are (a) rated in the top two categories of Moody's (Aaa or Aa) or Standard & Poor's (AAA or AA) or, in the case of municipal notes, rated MIG-1 by Moody's, or A-1 by S&P; or (b) unrated municipal obligations which, in the opinion of the Adviser, have credit characteristics equivalent to such ratings. The income from such securities is exempt from federal income taxes but may not be exempt from California personal income taxes.

Computer-Related Risks

        Many mutual funds and other companies that issue securities, as well as government entities upon whom those mutual funds and companies depend, may be adversely affected by computer systems (whether their own systems or systems of their service providers) that do not properly process dates beginning with January 1, 2000 and information related to those dates. The Advisor currently is in the process of reviewing its internal computer systems as they relate to the Fund, as well as the computer systems of those service providers upon which the Fund relies, in order to obtain reasonable assurances that the Fund will not experience a material adverse impact related to that problem. The Fund does not currently anticipate that that problem will have a material adverse impact on its portfolio investments, taken as a whole. There can be no assurances in that area, however, including the possibility that that problem could negatively affect the investment markets or the economy generally.

Generally

        There can be no assurance that the Fund will achieve its investment objectives or be able to maintain its net asset value per share at $1.00. The price stability and liquidity of the Fund may not be equal to that of a money market fund which exclusively invests in short-term taxable money market securities. The taxable money market is a broader and more liquid market with a greater number of investors, issuers, and market makers than the short-term California Municipal Securities market.

        Yields on California Municipal Securities are dependent on a variety of factors, including the general conditions of the money market and of the municipal bond and municipal note market, the size of a particular offering, the maturity of the obligations and the rating of the issue.

        Tax exempt securities purchased on a when-issued basis are subject to changes in value as a result of changes in interest rates in the same way that securities held in the Fund's portfolio are. Purchasing tax exempt securities on a when-issued basis can thus involve a risk that yields available in the market when delivery takes place may actually be higher than those obtained in the when-issued transaction.

                             INVESTMENT RESTRICTIONS

        The following investment restrictions may not be changed without a shareholder vote. A change requires the affirmative vote of a majority of the Fund's outstanding shares, which as used in this Statement means the lesser of
(1) 67% of the Fund's outstanding shares present at a meeting at which the holders of more than 50% of the outstanding shares are present in person or by proxy, or (2) more than 50% of the Fund's outstanding shares. With respect to investment restrictions Number 1 through 9 below, the Fund may not:

        1. Purchase securities on margin; sell short; purchase warrants; or write, purchase, or sell straddles, spreads, or combinations thereof.

        2. Borrow money, except from banks for temporary purposes (not for leveraging or investment) and then in an aggregate amount not in excess of 10% of the value of the Fund's assets at the time of such borrowing, provided, that so long as such borrowings exceed 5% of the value of the net assets, the Fund will not make any investments; or mortgage, pledge or hypothecate any assets except in connection with any such borrowing and in an aggregate amount not in excess of the dollar amount borrowed.

        3. Act as an underwriter of securities of other issuers, except to the extent that the purchase of securities in accordance with the Fund's investment objective, policies and limitations may be deemed to be an underwriting.

        4. Purchase securities (other than under repurchase agreements of not more than one week's duration, considering only the remaining days to maturity of each existing repurchase agreement) for which there exists no readily available market, or for which there are legal or contractual restrictions on resale (excluding restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, which the Board of Trustees or the Adviser has determined under Board-approved guidelines are liquid), if as a result of any such purchase, more than 10% of the Fund's net assets would be invested in such securities.

        5. Purchase any securities if, immediately after such purchase, more than 25% of the value of the Fund's total assets would be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that there is no limitation with respect to investments issued or guaranteed by the California state government or a political subdivision thereof and obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

        6. Purchase or sell real estate, except this shall not prevent the Fund from investing in securities secured by real estate or interests therein.

        7. Purchase or sell commodities or commodity futures contracts, or oil, gas or mineral exploration or development programs.

        8. Make loans, except that the Fund may hold debt instruments and enter into repurchase agreements in accordance with its investment objectives and policies.

        9. Issue any class of securities senior to any other class of securities, except that the Fund may purchase when-issued securities as described in the Prospectus and herein.

        10. The Fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and limitations as the Fund.

        The following investment restrictions may be changed by the Board of Trustees without the approval of shareholders. Appropriate notice will be given of any changes in these restrictions made by the Board of Trustees. With respect to investment restrictions Number 11 through 14 below, the Fund may not:

        11. Purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization, and except for purchases of securities of money market mutual funds.

        12. Purchase securities of any issuer for the purpose of exercising control or management, except in connection with a merger, consolidation, acquisition or reorganization.

        13. Invest more than 5% of the Fund's total assets in securities of any issuer which, together with its predecessors, has been in continuous operation less than three years, except obligations issued or guaranteed by the U.S. Government or its agencies, or California Municipal Securities (other than industrial development bonds) (for this purpose the period of operation of the issuer shall include the period of operation of any predecessor or unconditional guarantor of such issuer).

        14. Purchase or retain the securities of an issuer if those officers or trustees of the Trust or officers or directors of the Adviser who are also officers or directors of the issuer and who each own beneficially more than 1/2 of 1% of the securities of that issuer together own more than 5% of the securities of such issuer.

        15. The Fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and limitations as the Fund.

        For the purposes of the limitations set forth in paragraphs 5, 13 and 14, the Fund will regard the entity which has the ultimate responsibility for the payment of principal and interest as the issuer.

        If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in values of portfolio securities or amount of net assets will not be considered a violation of any of the foregoing restrictions.

                             PORTFOLIO TRANSACTIONS

        The Advisory Agreement authorizes the Adviser (subject to the control of the Board of Trustees) to select brokers and dealers to execute purchases and sales of portfolio securities. The Advisory Agreement directs the Adviser to use its best efforts to obtain the best overall terms for the Fund, taking into account such factors as price (including dealer spread), the size, type and difficulty of the transaction involved, and the financial condition and execution capability of the broker or dealer.

        Purchases and sales of the Fund's portfolio securities are generally placed by the Adviser with the issuer, the issuer's underwriter or with a primary market maker. Usually no brokerage commission is paid, although the price usually includes an undisclosed compensation. (Transactions with primary market makers reflect the spread between bid and asked prices; purchases of underwritten issues include an underwriting fee paid by the issuer to the underwriter.) During the last three fiscal years ended December 31, 1996, 1997 and 1998 the Fund paid no brokerage commissions.

        To the extent that the execution and price offered by more than one dealer are comparable, the Adviser may, in its discretion, effect transactions in portfolio securities with dealers who provide the Fund with research services such as credit analysis. Any such research services would be available for use on all investment advisory accounts of the Adviser.

        Other investment advisory clients advised by the Adviser may also invest in the same securities as the Fund. When these clients buy or sell the same securities at substantially the same time, the Adviser may average the transactions as to price and allocate the amount of available investments in a manner which the Adviser believes to be equitable to each client, including the Fund. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtainable for it. On the other hand, to the extent permitted by law, the Adviser may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other clients managed by it in order to obtain best execution.

        In no instance will portfolio securities be purchased from or sold to Sutro, Tucker Anthony Incorporated or any affiliated person (as defined in the 1940 Act) thereof.

                                  CURRENT YIELD

        The Securities and Exchange Commission requires by rule that a yield quotation set forth in an advertisement or prospectus for a "money market" fund be computed by a standardized method based on a historical seven calendar day period referred to as the "base period." The yield quoted may be a simple annualized yield or a compounded effective yield which gives effect to the reinvestment of the proceeds of the investment portfolio. The yield for the Fund may also be quoted on a tax equivalent basis. If the compounded effective yield is used in an advertisement, the simple annualized yield must also be included. Both yields are computed on the basis of the base period return on a hypothetical pre-existing account in the Fund having a balance of one share at the beginning of the seven-day base period. The base period return equals the net change in value of the account over the seven-day period, including dividends declared both on the original share and on any additional shares purchased with previous dividends (such dividends are declared daily and paid from the net investment income of the Fund) and minus all fees, other than nonrecurring account or sales charges charged to all shareholder accounts, in proportion to the length of the base period and the Fund's average account size. The fees deducted will take into account the expense limitation agreement as described in "Our Management" in the Prospectus. The net change in value does not include realized gains and losses from the sale of securities or unrealized appreciation or depreciation of the securities. The base period return is then multiplied by 365/7 to arrive at the annualized simple yield. The compounded effective yield is calculated by dividing the base period return (calculated as above) by 7, adding 1, raising that sum to the 365th power and subtracting 1 from the result. Both calculations of yields are then expressed to at least two decimal points. The tax equivalent annualized simple yield is determined by dividing that portion of the annualized simple yield that is tax-exempt by 1 minus a stated income tax rate, and adding the quotient to that portion, if any, of the Fund's yield that is not tax-exempt. The tax equivalent compounded effective yield is calculated by dividing that portion of the compounded effective yield by 1 minus a stated income tax rate and adding the quotient to that portion, if any, of the Fund's compounded effective yield that is not tax-exempt.

        For the seven day period ended December 31, 1998, the simple annualized yield of the Fund was [__]%, the compound effective yield was [__]%, the tax equivalent annualized simple yield was [__]% and the tax equivalent compounded effective yield was [__]% (in each case assuming an income tax rate of [__]%), and the Fund had an average weighted maturity of investments of [__] days.

                      ADDITIONAL INFORMATION ON REDEMPTION

        The Fund may suspend redemption privileges or postpone the date of payment on shares for more than seven days during any period (1) when the New York Stock Exchange is closed (other than for weekends or holidays) or trading on the Exchange is restricted as determined by the Securities and Exchange Commission ("SEC"), (2) when an emergency exists, as defined by the

SEC, which makes it not reasonably practicable for the Fund to dispose of securities owned by it or fairly to determine the value of its assets, or (3) as the SEC may otherwise permit.

        It is possible that under unusual circumstances the redemption price may be more or less than the shareholder's cost, depending on the market value of the Fund's portfolio at the time.

                                 NET ASSET VALUE

        As disclosed in the Prospectus, the net asset value per share of the Fund is determined at 12:00 noon New York time Monday through Friday, as described below. The Fund will be closed on the following national business holidays: New Year's Day, Martin Luther King Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

        The net asset value per share of the Fund is determined daily under the general supervision of the Trust's Board of Trustees by the Fund's custodian at 12:00 noon New York time on each day on which the New York Stock Exchange is open for regular trading or on which there is a sufficient degree of trading in the Fund's portfolio securities that the current net asset value of the Fund's redeemable securities might be materially affected by changes in the value of the portfolio securities. Purchase or redemption orders accepted by Freedom Services Corp. prior to 12:00 noon New York time will be priced at 12:00 noon New York time that day. Purchase or redemption orders accepted by Freedom Services Corp. subsequent to 12:00 noon New York time will be priced at 12:00 noon New York time the next day that net asset value is computed. Net asset value per share is computed by taking the value of all assets of the Fund, less liabilities, and dividing by the number of shares outstanding. To determine the value of the assets of the Fund for the purpose of obtaining the net asset value, portfolio securities are valued at amortized cost, as described below, and interest is accrued daily.

        Since the Fund has adopted a policy of normally holding portfolio securities to maturity, all portfolio securities of the Fund will normally be valued at amortized cost. Thus, it is not expected that realized or unrealized gains or losses on portfolio securities will be a substantial factor in the computation of the net asset value or gross income of the Fund. If in some extraordinary circumstance the Fund experiences gains or losses (realized or unrealized), whether recognized or unrecognized, this could result in a change in net asset value, a change in dividends, or both.

        The Trust intends to comply with the provisions of Rule 2a-7 under the 1940 Act, which permits the Fund to compute the net asset value using the amortized cost method of valuing portfolio securities. To comply with that rule, the Board of Trustees has agreed to establish procedures to stabilize the net asset value for the Fund at $1.00 per share. These procedures include a review by the Board of Trustees of the extent of any deviation of net asset value per share, based on available market quotations or estimates of market value determined by the Board of Trustees in good faith, from the Fund's $1.00 amortized cost value per share. If that deviation exceeds 1/2 of 1%, the Board of Trustees will consider any action that should be initiated to reasonably eliminate or reduce material dilution or other unfair results to shareholders. Such action may include selling portfolio securities prior to maturity, withholding dividends, or utilizing a net asset value per share as determined by using available market quotations. In addition, the Fund must (a) maintain a dollar weighted average portfolio maturity of 90 days or less, (b) not purchase any instrument with a remaining maturity greater than 397 days, (c) limit portfolio investments, including repurchase agreements, to securities that, at the time of acquisition, (i) are rated in one of the two highest categories by at least two NRSROs (or by one organization if only one organization has rated the security), (ii) if not rated, are obligations of an issuer whose other outstanding short-term debt obligations are so rated, or
(iii) if not rated, are of comparable quality as determined by the Board of Trustees in accordance with procedures established by the Board of Trustees, and
(d) comply with certain reporting and recordkeeping procedures. The Trust's officers will periodically review the method of valuation and recommend changes to the Board of Trustees which may be necessary to assure that the portfolio securities of the Fund are valued at their fair value as determined by the Trustees in good faith. The Fund will limit its investments to securities that present minimal credit risks, as determined by the Board of Trustees in accordance with the procedures established by the Board of Trustees.

        Amortized cost valuation involves valuing a security at its acquisition cost and adding or subtracting, ratably to maturity, adjustments for amortization of premium or accretion of discount, regardless of the impact of current market factors on the market value of the security. Under the amortized cost method of valuation, neither the amount of daily income nor net asset value is affected by any unrealized appreciation or depreciation of the portfolio. As a result, in periods of declining interest rates, the indicated daily yield on a portfolio valued by amortized cost will be higher than on a portfolio valued by market prices.

        Since there is no sales load involved in an investment in the Fund, 100% of the shareholder's purchase price is invested in shares of the Fund.

                         ADDITIONAL INFORMATION ON TAXES

        The following discussion offers only a brief outline of certain federal and California tax consequences of investing in the Fund. Investors should consult their own tax advisors for more detailed information and for the information regarding the impact of other state and local taxes upon such an investment.

Federal Income Taxation of the Fund

        The Fund intends to qualify and elect to be treated as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). If so qualified, the Fund will not be liable for federal income taxes on its net investment income (i.e., the Fund's investment company taxable income, as that term is defined in the Code, without regard to the deduction for dividends paid) and net capital gain (i.e., the Fund's net long-term capital gains in excess of the sum of net short-term capital losses and capital loss carryovers from prior years, if any) that it distributes to shareholders, provided that the Fund distributes at least 90% of its net investment income and tax-exempt interest income for the taxable year. However, the Fund will be subject under current tax rates to a federal income tax at a maximum effective rate of 35% on any undistributed net investment income and net capital gain. To qualify for tax treatment as a "regulated investment company" under the Code, the Fund must, among other things, (i) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies and (ii) diversify its holdings so that, at the end of each quarter of its taxable year, (A) at least 50% of the market value of the Fund's assets is represented by cash, U.S. Government securities, securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer and (B) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies). Furthermore, in order to be entitled to pay tax-exempt interest income dividends to its shareholders, the Fund must satisfy the requirement that, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of obligations the interest of which is exempt from federal income tax. The Fund intends to satisfy this requirement.

        The Code imposes a nondeductible 4% excise tax on a regulated investment company that fails to distribute, or be deemed to have distributed, during each calendar year an amount at least equal to the sum of (1) 98% of its taxable ordinary income for the calendar year (not taking into account any capital gains or losses), (2) 98% of its capital gains in excess of capital losses (adjusted for certain ordinary losses) for the twelve month period ending on October 31 of the calendar year, and (3) all ordinary income and capital gains for previous years that were not distributed during such years. For this purpose, any income or gain retained by the Fund that is subject to corporate tax will be considered to have been distributed by year-end. The Fund intends to make sufficient distributions to avoid this 4% excise tax.

Federal Income Taxation of Shareholders

        Information concerning the tax status of dividends and distributions is mailed to shareholders annually. The Fund anticipates that substantially all of the dividends to be paid by the Fund will be exempt from federal income taxes and California personal income taxes. If any portion of the Fund's dividends is not exempt from federal or California personal income taxes, the Fund will advise shareholders in the annual tax information notice of the percentage of both tax exempt and taxable income. In accordance with the Code, expenses of the Fund will be allocated pro rata between taxable and nontaxable income.

        Net investment income received by the Fund from investments in debt securities other than tax exempt securities, and any excess of net short-term capital gain over net long-term capital loss recognized by the Fund, will be taxable to shareholders upon distribution as ordinary income, regardless of whether they are paid in cash or in additional shares. The excess of net long-term capital gain over net short-term capital loss, to the extent properly designated by the Fund, will be taxable to shareholders upon distribution as long-term capital gain, regardless of the length of time the shares have been held or whether they are paid in cash or in additional shares. However, it is expected that any such amounts will be insubstantial in relation to the tax exempt interest generated by the Fund.

        Taxable distributions generally are included in a shareholder's gross income for the taxable year in which they are received. However, dividends declared in October, November and December and made payable to shareholders of record in such a month are taxable as of December 31, provided that the Fund pays the dividend during the following January. It is expected that none of the Fund's distributions will qualify for the 70% corporate dividends-received deduction.

        The Fund designates and pays exempt-interest dividends from interest earned on all tax exempt obligations. Such exempt-interest dividends may be excluded by shareholders of the Fund from their gross income for federal income tax purposes.

        To the extent that the net asset value at the time of purchase of shares in the Fund reflects capital gains, a subsequent distribution to the shareholder of such amounts, although constituting a return of his or her investment, would be taxable as described above. Any loss on the sale or exchange of shares of the Fund held for six months or less will be disallowed to the extent that tax-exempt interest dividends were paid on such shares.

        To the extent that the Fund's dividends distributed to shareholders are derived from interest income exempt from federal income tax and are properly designated as "exempt-interest dividends" by the Fund, they will be excludable from a shareholder's gross income for federal income tax purposes. Shareholders who are recipients of Social Security benefits should be aware that exempt interest dividends received from the Fund must be taken into account for purposes of determining whether their incomes are large enough to result in taxation of up to 85% of the amount of such Social Security benefits.

        All distributions of investment income during the year will have the same percentage designated as tax exempt. Since the Fund invests primarily in tax exempt securities, the percentage will be substantially the same as the amount actually earned during any particular distribution period.

        Interest on certain private activity bonds issued after August 7, 1986 not otherwise subject to federal income tax may be subject to the federal alternative minimum tax ("AMT") although the interest continues to be excludable from gross income for other purposes. The AMT requires certain taxpayers to use alternative rate schedules and calculations to ensure that they pay at least a minimum amount of income tax, even if they make substantial use of certain tax deductions and exclusions (including the "items of tax preference"). Interest from certain private activity bonds is one of the items of tax preference that is added into income from other sources for the purposes of determining whether a taxpayer is subject to the AMT and the amount of any tax to be paid. Under regulations to be prescribed, exempt-interest dividends paid by the Fund will be treated as interest on such private activity bonds to the extent of the proportionate share of the interest on such bonds received by the Fund. In addition, corporate investors should note that exempt-interest dividends will be a component of the "current earnings" adjustment for the corporate AMT. Prospective investors should consult their own tax advisors with respect to the possible application of the AMT to their tax situation.

        Opinions relating to the validity of tax exempt securities and the exemption of interest thereon from federal and California income taxes are rendered by recognized bond counsel to the issuers. Neither the Adviser's nor the Fund's counsel makes any review of proceedings relating to the issuance of tax-exempt securities or the bases of such opinions.

        From time to time, proposals have been introduced before Congress for the purpose of restricting, limiting, or eliminating the federal income tax exemptions for interest on municipal securities. It can be expected that similar proposals may be introduced in the future. If any such proposal were enacted, the availability of California Municipal Securities for investment by the Fund and the value of the Fund's portfolio would be affected. In such an event, the Fund would reevaluate its investment objective and policies.

California Taxation

        The State of California has adopted legislation incorporating the federal provisions relating to regulated investment companies effective as of January 1, 1998. Thus, to the extent the Fund distributes its income annually, the Fund will be exempt from the California franchise and corporate income tax as a regulated investment company under Section 24871 of the California Revenue and Taxation Code.

        As a regulated investment company, the Fund may distribute dividends ("California exempt-interest dividends") that are exempt from the California personal income tax to its individual shareholders, provided 50% or more of the value of the total assets of the Fund at the close of each quarter of its taxable year consists of obligations the interest on which (when held by an individual) is exempt from personal income taxation under California law. The Fund intends to satisfy this requirement so that it can distribute California exempt-interest dividends. If the Fund fails to so qualify, no part of its dividends will be exempt from the California personal income tax.

        The portion of dividends constituting California exempt-interest dividends is that portion derived from interest on obligations of California and its municipalities and localities which pay interest excludable from income under California law. Distributions from the Fund that are attributable to sources other than those described in the preceding sentence generally will be taxable to such shareholders as ordinary income. In addition, distributions other than exempt-interest dividends to such shareholders are includable in income that may be subject to the California alternative minimum tax. Any dividends paid to corporate shareholders subject to the California franchise or corporate income tax will be taxed as ordinary dividends to such shareholders. The total amount of California exempt-interest dividends paid by the Fund to all of its individual shareholders with respect to any taxable year cannot exceed the amount of interest received by the Fund during such year on California Municipal Obligations less any expenses and expenditures (including any dividends paid to corporate shareholders) deemed to have been paid from such interest.

        Because, unlike federal law, California law does not impose personal income tax on an individual's Social Security benefits, the receipt of California exempt-interest dividends will have no effect on an individual's California personal income tax.

        Interest on indebtedness incurred by shareholders to purchase or carry shares of the Fund will not generally be deductible for California income tax purposes. If the shareholders of the Fund receive any California exempt-interest dividends and sell their shares within six months of their acquisition, then any loss, to the extent of the amount of exempt-interest dividends received on the sale, will be disallowed. Any loss realized upon the redemption of shares within thirty days before or after the acquisition of other shares of the same series may be disallowed under the "wash sale" rules.

        With respect to individual shareholders, California does not treat tax-exempt interest as a tax preference item for purposes of its alternative minimum tax. Distributions other than exempt-interest dividends are includable in income subject to the California alternative minimum tax.

        The foregoing is only a summary of some of the important California personal income tax considerations generally affecting the Fund and its shareholders. No attempt is made to present a detailed explanation of the California personal income tax treatment of the Fund or its shareholders, and this discussion is not intended as a substitute for careful planning. Accordingly, potential investors in the Fund should consult their tax advisers with respect to the application of California taxes to the receipt of the Fund's dividends and to their own California tax situation.

                             MANAGEMENT OF THE FUND

        The Trustees and executive officers of the Trust and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is One Beacon Street, Boston, Massachusetts 02108.

        *Dexter A. Dodge-Trustee, Chairman of the Board and Chief Executive Officer and Managing Director of the Adviser since July 1992. He is 64. Vice President of Freedom Distributors Corporation since 1989 and Director since 1994.

        Richard A. Farrell-Trustee-160 Federal Street, Boston, Massachusetts 02110. He is 65. President since 1980 of Farrell, Healer & Co., a venture capital management firm that manages The Venture Capital Fund of New England.

        Ernest T. Kendall-Trustee-230 Beacon Street, Boston, Massachusetts 02116. He is 66. President, Commonwealth Research Group, Inc., Boston, MA, a consulting firm specializing in microeconomics, regulatory economics and labor economics, since 1978.

         Richard B. Osterberg-Trustee-84 State Street, Boston, Massachusetts 02109. He is 54. Member of the law firm of Weston, Patrick, Willard & Redding, Boston, MA since 1978.

         *William C. Dennis, Jr.-Trustee-1 World Financial Center, New York, New York 10281. He is 55. Chief Financial Officer of Freedom Securities Corporation since 1997. Director of the Adviser since 1998.

--------
* Trustee may be deemed to be an "interested person" of the Trust as defined in the Investment Company Act of 1940.

        William H. Darling -Trustee - 294 Washington Street, Suite 310, Boston, Massachusetts 02108. He is 49. President, W.H. Darling & Co., Inc., managing corporate general partner to a coal land lessor, since 1994. Partner of Sagamore Partners, which provides trustee services to family and related trusts, since 1993. Certified Public Accountant, William A. Darling, CPA since 1982.

         John R. Haack - Trustee - 311 Commonwealth Avenue #81, Boston, Massachusetts 02115. He is 56. Vice President of Operations, Reliable Transaction Processing, 1995 to present. Major General, Assistant to the Commander in Chief, U.S. Space Command, 1993 to 1995. General Manager, Unilect Industries, which is an electrical component manufacturer, 1993 to 1994. Brigadier General, Commander of 102nd Fighter Interceptor Wing, U.S. Air Force and Air National Guard, 1986 to 1993.

         Laurence R. Veator, Jr. - Trustee - 8 Cove Way, Rust Island, Gloucester, Massachusetts 01930. He is 65. Currently retired. Formerly, President, Pacific/Interamerican Divisions of Grace Specialty Chemicals Co. from 1975 to 1987.

        John J. Danello-President and Secretary-Executive Vice President of the Adviser since 1997, Managing Director, Clerk and General Counsel since November 1986. He is 43. Senior Vice President since April 1998 and Director since February 1989 and Clerk since February 1987 of Freedom Distributors Corporation. Prior to November 1986, Mr. Danello was associated with the law firm of Goodwin, Procter & Hoar.

        Darlene F. Rego-Treasurer-Vice President of the Adviser since February 1995 and Assistant Vice President since December 1992. She is 35. Assistant Treasurer of the Trusts from July 1987 until December 1992.

         Mary Jeanne Currie-Vice President-Vice President of the Adviser since February 1983. She is 50.

        Paul F. Marandett-Vice President-Vice President of the Adviser since 1990. He is 56. From 1980 to 1990, Mr. Marandett was vice president with the Bank of Boston.

        Maureen M. Renzi-Assistant Secretary-Vice President of the Adviser since February 1996 and Assistant Clerk and Compliance Officer since July 1992. She is
34. Paralegal at New England Securities from March 1989 to July 1992.

        Messrs. Dodge, Danello, Dennis, and Marandett and Mesdames Currie, Rego and Renzi are all officers of the Adviser as well as of the Trust.

        During the last fiscal year of the Trust, the Trustees were compensated as follows:

                               AGGREGATE                          TOTAL
                             COMPENSATION                     COMPENSATION
                          FROM THE CALIFORNIA               FROM FUND COMPLEX
NAME OF TRUSTEE          TAX EXEMPT MONEY FUND             PAID TO TRUSTEES(a)
Dexter A. Dodge


Richard A. Farrell

Ernest T. Kendall

Richard B. Osterberg

William C. Dennis, Jr.

William H. Darling

John R. Haack

Laurence R. Ventor, Jr.

------------------

        (a) Includes compensation from the Freedom Tax Exempt Money Fund, Freedom Government Securities Fund, Freedom Cash Management Fund, California Tax Exempt Money Fund and the FundManager Portfolios. The Trust does not provide any pension or retirement benefits for the Trustees.

        Although the nominees of the Fund may at times be the record holders of in excess of 5% of shares of the Fund by virtue of holding shares in "street name," to the knowledge of the Trust, no person owns beneficially 5% or more of the shares of the Fund. As of January 31, 1999, the officers and Trustees of the Trust as a group own less than 1% of the outstanding shares of the Fund.

                             THE INVESTMENT ADVISER

        The investment adviser for the Fund is Freedom Capital Management Corporation, a Massachusetts corporation (the "Adviser"), with offices at One Beacon Street, Boston, Massachusetts 02108-3105. The Adviser is a registered investment advisory firm which maintains a large securities research department, the efforts of which will be made available to the Fund.

        The Adviser is an indirect, wholly-owned subsidiary of Freedom Securities Corporation, formerly known as JHFSC Acquisition Corp., a Delaware corporation. Freedom Securities Corporation is located at One Beacon Street, Boston, Massachusetts 02108.

        On April 2, 1998, 7,400,000 shares of common stock of Freedom Securities Corporation were sold to the public in an initial public offering. As a consequence of this offering of stock, as well as an acquisition by Freedom Securities Corporation and the implementation of certain incentive and stock option plans, the previous controlling shareholder Thomas H. Lee Equity Fund
II, L.P. (and certain related entity shareholders), now owns less than 25% of Freedom Securities Corporation's stock.

        Freedom Distributors Corporation ("Freedom" or the "Distributor"), located at One Beacon Street, Boston, MA 02108-3105, serves as distributor and principal underwriter for the Fund pursuant to a distribution agreement with the Trust. Freedom, established in 1987, is a wholly-owned subsidiary of the Adviser. Sutro & Co. Incorporated and Tucker Anthony Incorporated, brokerage firms which are members of the New York Stock Exchange, are also distributors for the Fund and indirect subsidiaries of Freedom Securities Corporation.

        Pursuant to an investment advisory agreement dated as of May 20, 1998 (the "Advisory Agreement") between the Trust and the Adviser, the Adviser agreed to act as investment adviser and manager to the Fund. As manager and investment adviser, the Adviser will: (a) furnish continuously an investment program for the Fund and determine, subject to the overall supervision and review of the Board of Trustees, which investments should be purchased, held, sold or exchanged, (b) provide supervision over all aspects of the Fund's operations except those which are delegated to a custodian, transfer agent or other agent, and (c) provide the Trust with such executive, administrative and clerical personnel, officers and equipment as are deemed necessary for the conduct of the business of the Trust.

        For the services and facilities to be provided by the Advisor under the Advisory Agreement, the Trust pays to the Advisor a monthly fee with respect to the Fund as soon as practical after the last day of each calendar month, at a rate equal to (i) one-half of one percent (.50%) on an annual basis of the Monthly Average Net Assets (defined below) of the Fund for such calendar month up to $500 million, and (ii) forty-five hundredths of one percent (.45%) on an annual basis of the Monthly Average Net Assets of the Fund for such calendar month in excess of $500 million.

        The "Monthly Average Net Assets" of the Fund for any calendar month is equal to the quotient produced by dividing (i) the sum of the net assets of the Fund, determined in accordance with procedures established from time to time by or under the direction of the Board of Trustees of the Fund's Trust in accordance with the Trust's Agreement and Declaration of Trust, as of the time of day on which net asset value per share is determined on each day during such month on which such net asset value is determined, by (ii) the number of such days.

        In the case of termination of the Advisory Agreement with respect to the Fund during any calendar month, the fee with respect to such Fund for that month will be reduced proportionately based upon the number of calendar days during which it is in effect and the fee will be computed upon the average net assets of such Fund for the days during which it is in effect.

         The Fund bears all costs of its organization and operation, including expenses of preparing, printing and mailing all shareholders' reports, notices, prospectuses (except that the expense of printing and mailing prospectuses used for promotional purposes will not be borne by the Fund), proxy statements and reports to regulatory agencies; expenses relating to the issuance, registration and qualification of shares of the Fund; government fees; interest charges; expenses of furnishing to shareholders their account statements; taxes; expenses of redeeming shares; brokerage and other expenses connected with the execution of portfolio securities transactions; fees and expenses of the Trust's custodian, including those for keeping books and accounts and calculating the net asset value of shares of the Fund; fees and expenses of its independent accountants, legal counsel, transfer agent and dividend disbursing agent; the compensation and expenses of its Trustees who are not otherwise affiliated with the Trust, the Adviser or John Hancock or any of their affiliates; expenses of trustees' and shareholders' meetings; trade association memberships; insurance premiums; and any extraordinary expenses.

        The Advisory Agreement was approved by the outstanding shareholders of the Fund at a meeting held on May 20, 1998. The Advisory Agreement for the Trust was approved on May 19, 1998 by all of the Trustees, including all of the Trustees who are not parties to the Advisory Agreement or "interested persons" (as defined in the 1940 Act) of any such party. The Advisory Agreement will continue in effect from year to year, provided that its continuance is approved annually both (i) by the holders of a majority of the outstanding voting securities of each Fund or by the Board of Trustees, and (ii) by a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" of any such party. The Advisory Agreement may be terminated on 60 days written notice by either party and will terminate automatically if it is assigned.

        Mr. Osterberg, a Trustee of the Trust, is a member of the law firm of Weston, Patrick, Willard & Redding, which has retained the Adviser from time to time to provide investment advisory consulting services for clients of such firm.

        For the fiscal year ended December 31, 1996, the Fund incurred investment advisory fees in the amount of $528,064. During the fiscal year ended December 31, 1995, the Adviser waived $158,420 of that amount.

        For the fiscal year ended December 31, 1997, the Fund incurred investment advisory fees in the amount of $556,289. During the fiscal year ended December 31, 1996, the Advisor waived $116,330 of that amount.

        For the fiscal year ended December 31, 1998, the Fund incurred investment advisory fees in the amount of [$________]. During the fiscal year ended December 31, 1998, the Adviser waived [$________] of that amount.

                       DISTRIBUTION OF SHARES OF THE FUND

        The Trust has entered into a Distribution Agreement with Freedom Distributors Corporation, Tucker Anthony Incorporated, One Beacon Street, Boston, Massachusetts, 02108 and Sutro & Co. Incorporated, 201 California Street, San Francisco, California, 94111 (together the "Distributors") whereby the Distributors act as exclusive selling agents of the Fund selling shares of the Fund on a "best efforts" basis. Although the Distributors distribute shares of the Fund on a continuous basis, shares may also be purchased directly from the Fund. No underwriting commissions or discounts are paid to the Distributors in connection with their distribution of shares of the Fund.

                                 TRANSFER AGENT

        Freedom Services Corporation ("FSC"), One World Financial Center, 200 Liberty Street, New York, New York 10281, acts as transfer and shareholder services agent for the Fund. FSC is a wholly-owned subsidiary of Freedom Securities Corporation. Generally, FSC receives from the Fund a fee of $17.75 per account in payment for the shareholder services it provides (such as providing monthly statements and processing purchase and sale orders) for shareholders who hold shares of the Fund through their brokerage accounts. Transfer agent charges are reduced for those shareholder accounts that are held through a brokerage account with FSC.

                                    CUSTODIAN

        All cash and securities of the Fund are held by State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02106, as custodian.

                FINANCIAL STATEMENTS AND INDEPENDENT ACCOUNTANTS

        PricewaterhouseCoopers LLP, 160 Federal Street, Boston, Massachusetts 02110 serves as the Trust's independent accountants, providing audit services, including review and consultation, in connection with various filings by the Trust with the Securities and Exchange Commission and tax authorities.

        Each of the Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Net Assets and Schedule of Investments included in each Fund's Annual Report as of or for the year ended December 31, 1998, including any notes thereto or report of independent accounts, is hereby incorporated by reference from such Fund's Annual Report filed with the SEC.

               INFORMATION ABOUT SECURITIES RATINGS OF NATIONALLY
             RECOGNIZED STATISTICAL RATING ORGANIZATIONS ("NRSROS")

Debt Security Ratings, Including Municipal Bonds

        MOODY'S INVESTORS SERVICE, INC. Aaa--the "best quality." Aa--"high quality by all standards", but margins of protection or other elements make long-term risks appear somewhat larger than Aaa rated municipal bonds.

        STANDARD & POOR'S CORPORATION. AAA--"obligations of the highest quality." AA--issues with investment characteristics "only slightly less marked than those of the prime quality issues."

Municipal Bonds

MOODY'S INVESTORS SERVICE, INC. ("MOODY'S")

        Aaa: Municipal bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

        Aa: Municipal bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large, fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

        A: Municipal bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

        Baa: Bonds which are rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B in its bond ratings. The modifier 1 indicates that the security ranks in the higher end of its generic rating category. The modifier 2 indicates a mid-range ranking; and modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

STANDARD & POOR'S CORPORATION ("S&P")

        AAA: Municipal bonds rated AAA are highest grade obligations. They possess the ultimate degree of protection as to principal and interest. In the market they move with interest rates and hence provide the maximum safety on all counts.

        AA: Municipal bonds rated AA also qualify as high-grade obligations, and in the majority of instances differ from AAA issues only in small degree. Here, too, prices move with the long-term money market.

        A: Municipal bonds rated A are regarded as upper medium grade. They have considerable investment strength but are not entirely free from adverse effects of changes in economic and trade conditions. Interest and principal are regarded as safe. They predominantly reflect money rates in their market behavior, but also to some extent, economic conditions.

        BBB: Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

Municipal Notes

MOODY'S

        Moody's ratings for state and municipal and other short-term obligations will be designated Moody's Investment Grade ("MIG"). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower are uppermost in importance in short-term borrowing, while various factors of the first importance in long-term borrowing risk are of lesser importance in the short run. Symbols used will be as follows:

MIG-1 - Notes are of the best quality enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

MIG-2 - Notes are of high quality, with margins of protection ample, although not so large as in the preceding group.

MIG-3 - Notes are of favorable quality, with all security elements accounted for, but lacking the undeniable strength of the preceding grades. Market access for refinancing, in particular, is likely to be less well established.

MIG-4 - Notes are of adequate quality, carrying specific risk but having protection commonly regarded as required of an investment security and not distinctly or predominantly speculative.

S&P'S

SP-1 - Issues carrying this designation have a very strong or strong capacity to pay principal and interest. Issues determined to possess overwhelming safety characteristics will be given a "plus" (+) designation.

SP-2 - Issues carrying this designation have a satisfactory capacity to pay principal and interest.

Commercial Paper

MOODY'S

        Moody's Commercial Paper ratings, which are also applicable to municipal paper investments permitted to be made by the Fund, are opinions of the ability of issuers to repay punctually their promissory obligations not having an original maturity in excess of nine months. Moody's employs the following designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

P-1 (Prime-1):  Superior capacity for repayment.

P-2 (Prime-2):  Strong capacity for repayment.

S&P'S

        S&P's ratings are a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Issues within the "A" category are delineated with the numbers 1, 2, and 3 to indicate the relative degree of safety, as follows:

A-1: This designation indicates the degree of safety regarding timely payment is very strong. A "plus" (+) designation indicates an even stronger likelihood of timely payment.

A-2: Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as overwhelming as for issues designated A-1.

A-3: Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

IBCA LIMITED/IBCA INC.

        Short-term obligations, including commercial paper, rated A-1+ by IBCA Limited or its affiliate IBCA Inc. are obligations supported by the highest capacity for timely repayment. Obligations rated A-1 have a very strong capacity for timely repayment. Obligations rated A-2 have a strong capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic or financial conditions.

FITCH INVESTORS SERVICES, INC.

        Fitch Investors Services, Inc. employs the rating F-1+ to indicate issues regarded as having the strongest degree of assurance for timely payment. The rating F-1 reflects an assurance of timely payment only slightly less in degree than issues rated F-1+, while the rating F-2 indicates a satisfactory degree of assurance for timely payment, although the margin of safety is not as great as indicated by the F-1+ and F-1 categories.

DUFF & PHELPS INC.

        Duff & Phelps Inc. employs the designation of Duff 1 with respect to top grade commercial paper and bank money instruments. Duff 1+ indicates the highest certainty of timely payment: Short-term liquidity is clearly outstanding, and safety is just below risk-free U.S. Treasury short-term obligations. Duff 1-indicates high certainty of time payment. Duff 2 indicates good certainty of timely payment: liquidity factors and company fundamentals are sound.

THOMSON BANKWATCH, INC. ("BANKWATCH")

        BankWatch will assign both short-term debt ratings and issuer ratings to the issuers it rates. BankWatch will assign a short-term rating ("TBW-1," "TBW-2," "TBW-3," or "TBW-4") to each class of debt (e.g., commercial paper or non-convertible debt), having a maturity of one year or less, issued by a holding company structure or an entity within the holding company structure that is rated by BankWatch. Additionally, BankWatch will assign an issuer rating ("A," A/B," "B," "B/C, "C," "C/D," "D," "D/E," and "E") to each issuer that it rates.

        Note: Certain NRSROs utilize rankings within rating categories indicated by a + or -. The Fund, in accordance with industry practice, recognizes such rankings with categories as graduations, viewing for example S&P's rating of A-1+ and A-1 as being in S&P's highest rating category.

                       STATEMENT OF ADDITIONAL INFORMATION

                          FREEDOM CASH MANAGEMENT FUND
                       FREEDOM GOVERNMENT SECURITIES FUND
                                EACH A SERIES OF
                               FREEDOM MUTUAL FUND
                                       AND
                          FREEDOM TAX EXEMPT MONEY FUND
                                   A SERIES OF
                        FREEDOM GROUP OF TAX EXEMPT FUNDS
                                  (THE "FUNDS")

     This Statement of Additional Information is not a prospectus but should be read in conjunction with the Funds' Prospectus dated March 1, 1999, which may be obtained at no charge from Freedom Distributors Corporation, One Beacon Street, Boston, Massachusetts 02108. Unless otherwise defined herein, capitalized terms have the meanings given to them in the Prospectus.

     The date of this Statement of Additional Information is March 1, 1999.


                                TABLE OF CONTENTS
                                                                            PAGE

GENERAL INFORMATION............................................................2

INVESTORS FOR WHOM THE TRUSTS ARE DESIGNED.....................................3

INVESTMENT POLICIES............................................................4

INVESTMENT RESTRICTIONS.......................................................13

PORTFOLIO TRANSACTIONS........................................................18

CURRENT YIELD.................................................................19

ADDITIONAL INFORMATION ON REDEMPTION..........................................20

NET ASSET VALUE...............................................................20

ADDITIONAL INFORMATION ON TAXES...............................................22

MANAGEMENT OF THE TRUSTS......................................................25

THE INVESTMENT ADVISER........................................................27

DISTRIBUTION OF SHARES OF THE TRUSTS..........................................30

TRANSFER AGENT................................................................30

CUSTODIAN.....................................................................30

FINANCIAL STATEMENTS AND INDEPENDENT ACCOUNTANTS..............................30

INFORMATION ABOUT SECURITIES RATINGS OF NATIONALLY
     RECOGNIZED STATISTICAL RATING ORGANIZATIONS ("NRSROs")...................32


      Each of the Fund's financial statements as of and for the year ended December 31, 1998, which are included in the Fund's Annual Report for that year, are incorporated by reference. The Annual Report is available with the Prospectus, without charge, upon request by calling (800) 453-8206.

                               GENERAL INFORMATION

      Freedom Mutual Fund and Freedom Group of Tax Exempt Funds are Massachusetts business trusts, having been organized on December 22, 1980 and June 1, 1982, respectively. Freedom Mutual Fund (the "Mutual Fund") has two series, Freedom Cash Management Fund (the "Cash Management Fund") and Freedom Government Securities Fund (the "Government Securities Fund"). Freedom Group of Tax Exempt Funds (individually the "Tax Exempt Trust" and collectively with the Mutual Fund the "Trusts") currently has two series, Freedom Tax Exempt Money Fund (the "Tax Exempt Money Fund") and Freedom California Tax Exempt Money Fund, which is described in a separate prospectus and statement of additional information. The Trustees of each Trust have authority to issue an unlimited number of shares of beneficial interest, [$.__] par value per share. The Trustees also have authority, without the necessity of a shareholder vote, to create any number of new series or classes or to commence the public offering of shares of any previously established series or classes. The Trustees have authorized shares of the Fund to be issued in only one class.

      The assets received by the Trusts from the issue and sale of shares of each Fund, and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are especially allocated to that Fund and constitute the underlying assets of such Fund. The underlying assets of each Fund are required to be segregated on the books of account and are to be charged with the expenses in respect to that Fund and with a share of the general expenses of the Trust. Any general expenses of the Trust not readily identifiable as belonging to a particular Fund shall be allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the Funds.

      Each share of a Fund has equal dividend, redemption and liquidation rights with other shares of that Fund and when issued is fully paid and nonassessable by the Trusts. Under the Trusts' Master Trust Agreements, no annual or regular meeting of shareholders is required. Thus, there will ordinarily be no annual shareholder meetings, unless otherwise required by the Investment Company Act of 1940 (the "1940 Act"). The Trusts called a meeting of shareholders on December 16, 1996 at which time shareholders elected the Board of Trustees. Thereafter, the Trustees are a self-perpetuating body until fewer than 50% of the Trustees serving as such are Trustees who were elected by shareholders. At that time another meeting of shareholders will be called to elect Trustees. On any matter submitted to the shareholders for a vote, the holder of each share of a Fund is entitled to one vote per share (with proportionate voting for fractional shares) regardless of the relative net asset value thereof. Shareholders of a Fund are not entitled to vote on any matter which does not affect that Fund but which requires a separate vote of another Fund. Under the Master Trust Agreements, any Trustee may be removed by vote of two-thirds of the outstanding Trust shares, and holders of ten percent or more of the outstanding shares of a Trust can require Trustees to call a meeting of shareholders for purposes of voting on the removal of one or more Trustees. The Master Trust Agreements also provide that if ten or more shareholders who have been such for at least six months and who hold in the aggregate shares with a net asset value of at least $25,000 inform the Trustees that they wish to communicate with other shareholders, the Trustees will either give such shareholders access to the shareholder lists or inform them of the cost involved if the Trusts forward materials to the shareholders on their behalf. If the Trustees object to mailing such materials, they must inform the Securities and Exchange Commission and thereafter comply with the requirements of the 1940 Act.

      Shares do not have cumulative voting rights, which means that in situations in which shareholders elect Trustees, holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trust's Trustees, and the holders of less than 50% of the shares voting for the election of Trustees will not be able to elect any person as a Trustee.

      Shares have no preemptive or subscription rights and are fully transferable. There are no conversion rights.

      Under Massachusetts law, the shareholders of each Trust could, under certain circumstances, be held personally liable for the obligations for the Trust. However, the Master Trust Agreement of each Trust disclaims shareholder liability for acts or obligations of the Trust and provides for indemnification for all losses and expenses of any shareholder of the Fund held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations. The Advisor believes that, in view of the above, the risk of personal liability to shareholders is remote.

      Each of the Trusts is an "open-end" management investment company, and is a "diversified company" as those terms are defined in the 1940 Act. Each Fund intends to qualify as a "money market fund" within the meaning of Rule 2a-7 under the 1940 Act, which includes complying with the portfolio quality, maturity and diversification requirements of that rule. Pursuant to Rule 2a-7, compliance with the diversification requirements under the rule constitutes meeting the definitional requirements of a diversified company under the 1940 Act. Generally, a fund that intends to meet its diversification requirements under Rule 2a-7 may not invest more than 5% of its total assets in any one issuer, although this limit may be greater if the securities are held for short periods, are guaranteed or are subject to certain redemption or resale rights, and there is no limit on investments in U.S. Government securities.

      The Trusts called a meeting of shareholders on May 20, 1998, at which time the shareholders approved (i) a new investment advisory agreement between each Trust and the Advisor and (ii) the election of PricewaterhouseCoopers LLP as each Trust's independent auditors.


                   INVESTORS FOR WHOM THE TRUSTS ARE DESIGNED

      The following information supplements the discussion of the Funds' investment objectives and policies in the Prospectus of the Funds.

      The Funds offer the economic advantages of block purchases of securities and diversification. Securities and instruments of the types in which the Funds invest are not generally available in denominations of less than $100,000, and in many cases the minimum denominations are substantially higher. Typically, higher yields are not available unless money market instruments are bought directly from issuers in amounts of $1,000,000 or more. The

Funds also offer investors the opportunity to participate in a more diversified selection of short-term securities than the size of each investor's own portfolio might otherwise permit.

      Investment in the Funds may also relieve the investor of several administrative burdens usually associated with the direct purchase of money market instruments, such as coordinating maturities and reinvestments, safekeeping of securities, surveying the market for the best price at which to buy and/or sell and maintaining separate principal and income records. Furthermore, purchasers electing and complying with the procedures for expedited redemption have the convenience, if a redemption order is received before 12:00 noon, New York time, on a business day on which the New York Stock Exchange is open for regular trading, of having the proceeds from the redemption of their shares remitted to their bank account at a member bank of the Federal Reserve System by Federal Funds wire for use on the same business day, provided that the federal wire system is open. In addition, shareholders availing themselves of the Trust's check redemption program have the convenience of making redemptions merely by writing a check. See "How to Redeem Shares" in the Prospectus. All such advantages, however, will be reduced to the extent of the expenses and losses of the Fund in which you invest (including losses from portfolio transactions or from defaults, if any, in payments of interest or principal by issuers).


                               INVESTMENT POLICIES

      The following information supplements the discussion of the Funds' investment policies discussed in the Prospectus. The policies described below in this section are not fundamental and may be changed upon notice to the shareholders.

OPERATING AS MONEY MARKET FUNDS--GENERALLY

      In order to provide you with liquidity, the Funds follow practices to maintain a $1.00 share price: limiting their portfolios' average maturity to 90 days or less; buying securities which mature in 397 days or less; and buying only high quality securities with minimal credit risks. Of course, the Funds cannot guarantee a $1.00 share price, but these practices help to minimize any price fluctuations that might result from rising or declining interest rates. While each Fund invests in high quality securities, you should be aware that your investment is not without risk even if all the securities in the portfolio are paid in full at maturity. Each of the Funds has a fundamental investment objective with an investment program to aid in achieving its objective. There is no assurance that the Funds will achieve their investment objectives. All money market instruments and debt securities, including U.S. Government securities, can change in value when interest rates change or when an issuer's creditworthiness changes.

      Each of the Funds will limit its portfolio investments to high quality money market obligations that, at the time of acquisition, (i) are rated in the two highest categories by at least two nationally recognized statistical rating organizations ("NRSROs") (or by one NRSRO if only one NRSRO has rated the security), (ii) if not rated, are obligations of an issuer whose other outstanding short-term debt obligations are so rated, or (iii) if not rated, are of comparable quality as determined by the Adviser in accordance with procedures established by the Trustees (collectively, "Eligible Securities"). Each Fund will limit its investments to

Eligible Securities that present minimal credit risk, as determined by the Adviser in accordance with procedures established by the Trustees.

      All Eligible Securities may be classified as "first tier" securities and "second tier" securities. In general, first tier securities consist of Eligible Securities that have received the highest rating by at least two NRSROs (or by one NRSRO if only one NRSRO has rated the security) or which are unrated but determined to be of comparable quality. All other Eligible Securities are classified as second tier securities. Neither the Cash Management Fund nor the Government Securities Fund may invest more than 5% of its total assets in second tier securities or invest more than 1% of its total assets or $1.0 million (whichever is greater) in the second tier securities of any single issuer. A description of the ratings of the NRSROs is contained in the Statement of Additional Information.

ADDITIONAL INFORMATION ON INVESTMENTS -- MUTUAL FUND ONLY

      The Cash Management Fund may invest in all categories of investments described below, whereas the Government Securities Fund may invest only in U.S. Treasury securities, U.S. Government agency securities and repurchase agreements with respect to which the underlying securities are in those two categories.

      U.S. Treasury Securities: Either Fund may invest in the various types of marketable securities issued by the U.S. Treasury, which consist of bills, notes and bonds. Such securities are direct obligations of the United States Government and differ mainly from each other in the length of their maturity. Treasury bills, the most frequently issued marketable government security, have a maturity of up to one year and are issued on a discount basis.

      U.S. Government Agency Securities: Either Fund may invest in U.S. Government agency securities, which are obligations guaranteed as to principal and interest by an agency or instrumentality of the U.S. Government. Some U.S. Government agency securities, such as Government National Mortgage Association pass-through certificates, are backed by the full faith and credit of the United States Treasury; others, such as securities of Federal Home Loan Banks, by the right of the issuer to borrow from the Treasury; still others, such as bonds issued by Federal National Mortgage Association, a private corporation, are supported only by the credit of the instrumentality. The Government Securities Fund will not invest in the securities issued by the Federal National Mortgage Association or any other instrumentality where the bonds are supported only by the credit of that instrumentality. Subject to the foregoing, the Funds may invest in all types of U.S. Government agency securities currently outstanding or issued in the future.

      Domestic and Foreign Issuers. The Cash Management Fund may invest in U.S. dollar-denominated time deposits, certificates of deposit, bankers' acceptances of U.S. banks and their branches located outside of the U.S., U.S. branches and agencies of foreign banks, and foreign branches of foreign banks. The Cash Management Fund may also invest in U.S. dollar-denominated securities issued or guaranteed by other U.S. or foreign issuers, including U.S. and foreign corporations or other business organizations, foreign governments, foreign government agencies or instrumentalities, and U.S. and foreign financial institutions, including savings and loan institutions, insurance companies, mortgage bankers, and real estate investment trusts, as well as banks. These short-term instruments may include obligations bearing fixed, floating or variable interest rates.

      Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits which may be held by the Cash Management Fund will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. Certificates of deposit are interest-bearing negotiable certificates issued by banks or financial institutions against funds deposited in the issuing institution.

      The obligations of foreign branches of U.S. banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by governmental regulation. Payment of interest and principal on these obligations may also be affected by governmental action in the country of domicile of the branch (generally referred to as sovereign risk). In addition, evidences of ownership of portfolio securities may be held outside of the U.S. and the Cash Management Fund may be subject to the risks associated with the holding of such property overseas. Various provisions of federal law governing the establishment and operation of U.S. branches do not apply to foreign branches of U.S. banks.

      Obligations of U.S. branches and agencies of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by federal and state regulation as well as by governmental action in the country in which the foreign bank has its head office.

      Obligations of foreign issuers involve certain additional risks. These risks may include future unfavorable political and economic developments, withholding taxes, seizures of foreign deposits, currency controls, interest limitations, or other governmental restrictions that might affect payment of principal or interest. Additionally, there may be less public information available about foreign banks and their branches. Foreign issuers may be subject to less governmental regulation and supervision than U.S. issuers. Foreign issuers also generally are not bound by uniform accounting, auditing and financial reporting requirements comparable to those applicable to U.S. issuers.

      Variable and Floating Rate Instruments. The Cash Management Fund may invest in certain variable rate instruments (where the coupon interest rate adjusts on set dates) or floating rate instruments (where the coupon interest rate adjusts whenever a specific interest rate changes). The Fund may invest, subject to various conditions, in any variable or floating rate instrument that is scheduled to mature in more than 397 days if the Fund has certain demand rights to sell the instrument. For the purposes of qualifying the Fund as a money market fund, which includes complying with Rule 2a-7 under the Investment Company Act of 1940, each such long-term variable rate instrument shall be deemed to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or until the principal amount can be recovered through demand, and each such long-term floating rate instrument shall be deemed to have a maturity equal to the period remaining until the principal amount can be recovered through demand. The Cash Management Fund also may invest, subject to various conditions, in variable or floating rate securities where the principal amount of each such security is unconditionally to be paid in full in 397 days or less. For the purposes of qualifying as a money market fund, the maturity of each such short-term variable rate instrument shall be deemed to be the earlier of the period remaining until the next adjustment of the interest rate or until the principal amount can be recovered through demand, and the maturity of each such short-term floating rate security shall be deemed to be one day. Any variable or floating rate instrument in which the Cash Management Fund may invest must be reasonably expected to have a market value that approximates its amortized cost and all are subject to other conditions specified in Rule 2a-7.

      Repurchase Agreements. Both Funds may invest in securities subject to repurchase agreements with any member bank of the Federal Reserve System or primary dealer in U.S. Government securities. A repurchase agreement is characterized as an agreement under which the purchaser (i.e., the Fund) acquires the obligation (debt security) and the seller agrees, at the time of the sale, to repurchase the obligation at a mutually agreed upon time and price, thereby determining the yield during the purchaser's holding period. This results in a fixed rate of return insulated from market fluctuations during such period. The underlying securities will only consist of U.S. Treasury or Government agency securities in the case of the Government Securities Fund, and those securities plus certificates of deposit, commercial paper or bankers' acceptances in the case of the Cash Management Fund. Repurchase agreements will be entered into with primary dealers for periods not to exceed seven days. Each repurchase agreement will be fully collateralized with respect to both principal and interest for the entire term of the agreement. Upon payment, possession of all of the underlying collateral will be transferred to an agent of a Fund for the term of the agreement. If a particular bank or securities dealer defaults on its obligation to repurchase the underlying security as required by the terms of a repurchase agreement, a Fund will incur a loss to the extent that the proceeds it receives in the sale of collateral are less than the repurchase price of the security. In addition, should the defaulting securities dealer or bank file for bankruptcy, a Fund could incur certain costs in establishing that it is entitled to dispose of the collateral and its realization on the collateral may be delayed or limited.

ADDITIONAL INFORMATION ON INVESTMENTS -- TAX EXEMPT MONEY FUND ONLY

      Following purchase by the Tax Exempt Money Fund, a Municipal Security (as defined in the Prospectus) may cease to be rated or its rating may be reduced below the minimum required for purchase by the Tax Exempt Money Fund. Neither event requires a sale of such security by the Fund, although Freedom Capital Management Corporation (the "Adviser") will consider such event to be relevant in determining whether the Fund should continue to hold such security in its portfolio. If the rating accorded by a Nationally Recognized Statistical Rating Organization ("NRSRO") for Municipal Securities changes due to changes in the rating systems, the Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained herein.

      The two principal classifications of Municipal Securities are "municipal notes" and "municipal bonds."

      Municipal Notes. Municipal notes generally are used to provide for short-term capital needs and generally have maturities of one year or less. Municipal notes include:

      1. Tax Anticipation Notes. Tax anticipation notes are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various seasonal tax revenues, such as income, sales, use and business taxes, and are payable from these specific future taxes.

      2. Revenue Anticipation Notes. Revenue anticipation notes are issued in expectation of receipt of other types of revenue, such as revenues available under federal revenue sharing programs.

      3. Bond Anticipation Notes. Bond anticipation notes are issued to provide interim financing until long-term financing can be arranged. In most cases, the long-term bonds then provide the money for the repayment of the notes.

      4. Construction Loan Notes. Construction loan notes are sold to provide construction financing. After successful completion and acceptance, many projects receive permanent financing through the Federal Housing Administration under "Fannie Mae" (the Federal National Mortgage Association) or "Ginnie Mae" (the Government National Mortgage Association).

      5. Tax-Exempt Commercial Paper. Tax-exempt commercial paper is a short-term obligation with a stated maturity of 365 days or less. It is issued by agencies of state and local governments to finance seasonal working capital needs or as short-term financing in anticipation of longer term financing.

      Municipal Bonds. Municipal bonds, which meet longer term capital needs and generally have maturities of more than one year when issued, have two principal classifications: general obligation bonds and revenue bonds.

      1. General Obligation Bonds. Issuers of general obligation bonds include states, counties, cities, towns and regional districts. The proceeds of these obligations are used to fund a wide range of public projects, including construction or improvement of schools, highways and roads, and waste and sewer systems. The basic security behind a general obligation bond is the issuer's pledge of its full faith and credit and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to the rate or amount of special assessments.

      2. Revenue Bonds. Revenue bonds fund two sorts of projects, publicly-operated facilities ("revenue bonds") and privately-operated facilities ("industrial development bonds").

            (a) Revenue Bonds. The principal security for a revenue bond is generally the net revenues derived from a particular facility, group of facilities, or, in some cases, the proceeds of a special excise or other specific revenue source. Revenue bonds are issued to finance a wide variety of capital projects including: electric, gas, waste and sewer systems; highways, bridges and tunnels; port and airport facilities; colleges and universities; and hospitals. Although the principal security behind these bonds may vary, many provide additional security in the form of a debt service reserve fund whose money may be used to make principal and interest payments on the issuer's obligations. Housing finance authorities have a wide range of security, including partially or fully insured mortgages, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. Some authorities provide further security in the form of a state's ability (without obligation) to make up deficiencies in the debt service reserve fund.

            (b) Industrial Development Bonds. Industrial development bonds, which are considered municipal bonds if the interest paid thereon is exempt from federal income tax, are issued by or on behalf of public authorities to raise money to finance various privately-operated facilities for business and manufacturing, housing, sports, and pollution control. These bonds are also used to finance privately-operated public facilities such as airports, mass transit systems, ports, and parking. The payment of the principal and interest on such bonds is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.

      There are also other types of Municipal Securities that are, or may become, available which are similar to the foregoing municipal notes and municipal bonds. Municipal Securities are sometimes supported by an irrevocable, unconditional external agreement (normally a bank letter of credit) from a bank whose own securities are of high quality in order to improve the credit rating of the Municipal Security. Such external agreement may be issued by a foreign bank.

      For the purpose of the Tax Exempt Money Fund's investment restrictions set forth beginning on page 10, the identification of the "issuer" of Municipal Securities which are not general obligation bonds is made by the Adviser on the basis of the characteristics of the obligation as described above, the most significant of which is the source of funds for the payment of principal and interest on such securities. In the case of industrial development bonds, the "issuer" is the user of the facility, which is usually a non-governmental entity.

      Obligations of issuers of Municipal Securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code. In addition, the obligations of such issuers may become subject to laws enacted in the future by Congress, state legislatures, or referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon municipalities to levy taxes. There is also the possibility that, as a result of litigation or other conditions, the power or ability of any issuer to pay, when due, the principal of and interest on its Municipal Securities may be materially affected. The Tax Exempt Money Fund may invest more than 25% of its total assets in Municipal Securities the interest upon which is paid from revenues of similar types of projects. There could be economic, business or political developments which might affect all Municipal Securities of a similar type. However, the Tax Exempt Money Fund believes that the most important consideration affecting credit risk is the quality of particular issues of Municipal Securities, rather than factors affecting all, or broad classes of, Municipal Securities.

SPECIAL TYPES OF MUNICIPAL SECURITIES -- TAX EXEMPT MONEY FUND ONLY

      In addition to the general types of Municipal Securities discussed above, the Tax Exempt Money Fund may invest in the following Municipal Securities.

      When-Issued Securities. Municipal Securities are frequently offered on a "when-issued" basis. When so offered, the price, which is generally expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued securities take place at a later date. Normally, the settlement date occurs within one month of the purchase of municipal notes; during the period between purchase and settlement, no payment is made by the Tax Exempt Money Fund to the issuer and no interest accrues to the Fund. To the extent that assets of the Fund are not invested prior to the settlement of a purchase of securities, the Fund will earn no income. It is the Fund's intention, however, to be fully invested to the extent practicable, subject to the policies stated above. While when-issued securities may be sold prior to the settlement date, the Fund intends to purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time the Fund makes the commitment to purchase a Municipal Security on a when-issued basis, it will record the transaction and reflect the value of the security in determining its net asset value.

      In accordance with Securities and Exchange Commission policy, whenever the Tax Exempt Money Fund agrees to purchase securities on a when-issued basis, its custodian will set aside cash or portfolio securities equal to the amount of the commitment in a separate account. If necessary, additional assets will be placed in the account daily so that the value of the account will equal the amount of the Fund's purchase commitment. When the time comes to pay for when-issued securities, the Fund will meet its obligations from the then-available cash flow, sale of securities held in the separate account, cash held in the separate account or otherwise, sale of other securities or, although it would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a value greater or less than the Fund's payment obligations). To the extent that the Fund sets aside portfolio securities to satisfy its purchase commitment for when-issued securities, there will be a greater possibility of fluctuation in market value of the Fund's shares (see "Pricing of Our Shares" in the Prospectus) than if the Fund were to set aside cash. The Fund does not intend to purchase when-issued securities for speculative purposes, but only in furtherance of its investment objectives.

      Variable and Floating Rate Instruments. The Tax Exempt Money Fund may invest in certain variable rate instruments (where the coupon interest rate adjusts on set dates) or floating rate instruments (where the coupon interest rate adjusts whenever a specific interest rate changes). The Fund may invest, subject to various conditions, in any variable or floating rate instrument that is scheduled to mature in more than 397 days if the Fund has certain demand rights to sell the instrument. For the purposes of qualifying the Fund as a money market fund, which includes complying with Rule 2a-7 under the Investment Company Act of 1940, each such long-term variable rate instrument shall be deemed to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or until the principal amount can be recovered through demand, and each such long-term floating rate instrument shall be deemed to have a maturity equal to the period remaining until the principal amount can be recovered through demand. The Tax Exempt Money Fund also may invest, subject to various conditions, in variable or floating rate securities where the principal amount of each such security is unconditionally to be paid in full in 397 days or less. For the purposes of qualifying as a money market fund, the maturity of each such short-term variable rate instrument shall be deemed to be the earlier of the period remaining until the next adjustment of the interest rate or until the principal amount can be recovered through demand, and the maturity of each such short-term floating rate security shall be deemed to be one day. Any variable or floating rate instrument in which the Tax Exempt Money Fund may invest must be reasonably expected to have a market value that approximates its amortized cost and all are subject to other conditions specified in Rule 2a-7.

TEMPORARY TAXABLE INVESTMENTS -- TAX EXEMPT MONEY FUND ONLY

      Although the Tax Exempt Money Fund will be invested primarily in Municipal Securities, the Fund is authorized to place up to 20% of its net assets in taxable investments or in cash reserves during normal market conditions for liquidity reasons. During periods of uncertain market conditions, the Fund may place more than 20% of its total assets for temporary defensive purposes in taxable investments or cash reserves. The taxable investments in which the Fund may invest are:

      (a) obligations of the U.S. Government and its agencies and instrumentalities (not all of such obligations are backed by the full faith and credit of the United States; for example, bonds issued by Federal National Mortgage Association, a private corporation, are backed only by the credit of the issuing instrumentality);

      (b) certificates of deposit, bankers' acceptances and short-term obligations of domestic branches of U.S. banks with total assets of $1 billion or more;

      (c) commercial paper rated at least A-1 by Standard & Poor's, Prime-1 by Moody's (or equivalently rated by another NRSRO), or, if not rated, of equivalent investment quality as determined by the Adviser;

      (d) short-term debt securities of issuers having, at the time of purchase, a quality rating within one of the two highest rating categories by Moody's (Aaa or Aa), Standard & Poor's (AAA or AA) or Fitch (AAA or AA) (or equivalently rated by another NRSRO); and

      (e) repurchase agreements with respect to an underlying security which would otherwise qualify for investment by the Fund.

      Temporary taxable investments of up to 20% of total assets may also be made in anticipation of redemptions, pending investment of proceeds from subscription for Fund shares or from the sale of portfolio securities, or because of market conditions or the scarcity of suitable tax exempt securities. Interest income from such investments will be taxable to shareholders as ordinary income under federal tax laws. Consequently, the Fund intends to invest its assets in Municipal Securities to the maximum extent possible and prudent.

CERTAIN INVESTMENT STRATEGIES

      Repurchase Agreements. Each of the Funds may enter into repurchase agreements with a bank, financial institution or broker-dealer as a means of earning income for periods as short as overnight. A repurchase agreement provides for a Fund to purchase securities, subject to the seller's agreement to repurchase such securities at a specified time (normally the next business day) and price. Each repurchase agreement entered into by a Fund will provide that the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest. A Fund's right to liquidate its collateral, in the event of a default by the seller, could involve certain costs, losses or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase are less than the repurchase price, a Fund could suffer a loss.

      Repurchase agreements maturing in more than seven days, together with any other illiquid instruments held by the Tax Exempt Money Fund (excluding restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, which the Board of Trustees or the Adviser has determined under Board-approved guidelines are liquid), will not, at the time entered into, exceed 10% of the net assets of such Fund. Because of their short maturity, repurchase agreements provide liquidity to the Fund while allowing the Fund to remain fully or substantially invested. The Fund will only enter into repurchase agreements of one business day's maturity and only with broker/dealers with substantial capital or major U.S. banks. Each repurchase agreement will be fully collateralized with respect to both principal and interest by U.S. Treasury instruments for the entire term of the agreement. Upon payment, possession of all underlying collateral will be transferred to an agent of the Fund for the term of the agreement. If a particular securities dealer or bank defaults on its obligation to repurchase the underlying security as required by the terms of a repurchase agreement, the Fund will incur a loss to the extent that the proceeds it realizes on the sale of the collateral are less than the repurchase price of the security. In addition, should the defaulting securities dealer or bank file for bankruptcy, the Fund could incur certain costs in establishing that it is entitled to dispose of the collateral and its realization on the collateral may be delayed or limited.

      Borrowing. Each Fund may borrow up to 10% of the value of its net assets from banks for temporary purposes (not for leveraging or investment) but will not make any new investments so long as such borrowings exceed 5% of the value of its net assets.

      Illiquid Securities. Each Fund may invest up to 10% of its net assets in securities for which no readily available market exists (including repurchase agreements maturing in more than one week) or for which there are legal or contractual restrictions on resale. However, if the Trustees or the Adviser determine, based upon a review of Board approved guidelines, that restricted securities eligible for resale to "qualified institutional buyers" pursuant to Rule 144A under the Securities Act of 1933 are liquid or, with respect to the Cash Management Fund only, that commercial paper issued as part of a non-public offering pursuant to Section 4(2) of the Securities Act of 1933 is liquid, then they may be purchased without regard to the 10% limit. The Trustees will carefully monitor each Fund's investments in Rule 144A securities, and the Cash Management Fund's investments in Section 4(2) commercial paper, focusing on factors, among others, such as valuation, liquidity and availability of information. This investment practice could have the effect of increasing the level of illiquidity in the Funds to the extent that qualified institutional buyers become for a time uninterested in purchasing these securities.

RISK CONSIDERATIONS

      There can be no assurance that the Tax Exempt Money Fund will achieve its investment objectives or be able to maintain its net asset value per share at $1.00. In addition, the ability of the Tax Exempt Money Fund to achieve its investment objective is dependent on the continuing ability of the issuers of Municipal Securities in which the Fund invests to meet their obligations for the payment of principal and interest when due. It should also be pointed out that, unlike other types of investments, Municipal Securities traditionally have not been subject to regulation by, or registration with, the Securities and Exchange Commission, although there have been proposals which would provide for regulation in the future. Further, the price stability and liquidity of the Fund may not be equal to that of a money market fund which exclusively invests in short-term taxable money market securities. The taxable money market is a broader and more liquid market with a greater number of investors, issuers and market makers than the short-term Municipal Securities market.

      With respect to Municipal Securities that are backed by a letter of credit issued by a foreign bank, the ultimate source of payment is the foreign bank. Investment in foreign banks may involve risks not present in domestic investments. These include the fact that the foreign bank may be subject to different, and in some cases less comprehensive, regulatory, accounting, financial reporting and disclosure standards than are domestic banks.

      Yields on Municipal Securities are dependent on a variety of factors, including the general conditions of the money market and of the municipal bond and municipal note market, the size of a particular offering, the maturity of the obligations and the rating of the issue.

      Tax exempt securities purchased on a when-issued basis are subject to changes in value as a result of changes in interest rates in the same way that securities held in the Fund's portfolio are. Purchasing tax exempt securities on a when-issued basis can thus involve a risk that yields available in the market when delivery takes place may actually be higher than those obtained in the when-issued transaction.

COMPUTER-RELATED RISKS

      Many mutual funds and other companies that issue securities, as well as government entities upon whom those mutual funds and companies depend, may be adversely affected by computer systems (whether their own systems or systems of their service providers) that do not properly process dates beginning with January 1, 2000 and information related to those dates. The Advisor currently is in the process of reviewing its internal computer systems as they relate to each of the Funds, as well as the computer systems of those service providers upon which each such Fund relies, in order to obtain reasonable assurances that the Fund will not experience a material adverse impact related to that problem. None of the Funds currently anticipates that that problem will have a material adverse impact on its portfolio investments, taken as a whole. There can be no assurances in that area, however, including the possibility that that problem could negatively affect the investment markets or the economy generally.

                             INVESTMENT RESTRICTIONS

CASH MANAGEMENT FUND AND GOVERNMENT SECURITIES FUND

      The following investment restrictions apply to both the Cash Management Fund and Government Securities Fund. They may not be changed without a shareholder vote, shareholders of each Fund voting separately to change restrictions applying to their Fund. A change requires the affirmative vote of a majority of a Fund's outstanding shares, which as used in this Statement means the lesser of (1) 67% of that Fund's outstanding shares present at a meeting at which the holders of more than 50% of the outstanding shares are present in person or by proxy, or (2) more than 50% of that Fund's outstanding shares.

      With respect to investment restrictions Number 1 through 10 below, neither Fund may:

      1. Purchase securities on margin; sell short; purchase warrants; or write, purchase, or sell puts, calls, straddles, spreads or combinations thereof.

      2. Borrow money, except from banks for temporary purposes (not for leveraging or investment) and then in an aggregate amount not in excess of 10% of the value of that Fund's assets at the time of such borrowing, provided, that so long as such borrowings exceed 5% of the value of the net assets, that Fund will not make any investments; or mortgage, pledge or hypothecate any assets except in connection with any such borrowing and in an aggregate amount not in excess of the dollar amount borrowed.

      3. Act as an underwriter of securities of other issuers.

      4. Purchase securities (other than under repurchase agreements of not more than one week's duration, considering only the remaining days to maturity of each existing repurchase agreement) for which there exists no readily available market, or for which there are legal or contractual restrictions on resale (excluding restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, and, with regard to the Cash Management Fund, commercial paper exempt from registration pursuant to Section 4(2) of the Securities Act of 1933, which the Board of Trustees or the Adviser has determined under Board-approved guidelines are liquid), if as a result of any such purchase, more than 10% of that Fund's net assets would be invested in such securities.

      5. Purchase any securities if, immediately after such purchase, more than 25% of the value of that Fund's total assets would be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that there is no limitation with respect to investments in U.S. Treasury securities, Government agency securities and bank obligations. Neither all finance companies as a group nor all utility companies as a group are considered a single industry for purposes of this restriction.

      6. Purchase securities of any one issuer, other than U.S. Treasury securities or Government agency securities, if immediately after such purchase, more than 5% of the value of that Fund's total assets would be invested in such issuer.

      7. Acquire more than 10% of any class of securities of an issuer. For this purpose, all outstanding bonds and other evidences of indebtedness shall be deemed within a single class regardless of maturities, priorities, coupon rates, series, designations, conversion rights, security or other differences.

      8. Purchase or sell real estate.

      9. Purchase or sell commodities or commodity futures contracts, or oil, gas or mineral exploration or development programs.

      10. Make loans, except that a Fund may purchase or hold debt instruments and may enter into repurchase agreements in accordance with its investment objective and policies.

      11. Issue any class of securities senior to any other class of securities, except each Fund may purchase when-issued securities as described under "Investment Objectives and Policies."

      12. Each Fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and limitations as that Fund.

      The following investment restrictions may be changed by the Board of Trustees without the approval of shareholders. Appropriate notice will be given of any changes in these restrictions made by the Board of Trustees. With respect to investment restrictions Number 12 through 15 below, the Funds may not:

      13. Purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization, and except for purchases of the securities of money market mutual funds.

      14. Purchase securities of any issuer for the purpose of exercising control or management, except in connection with a merger, consolidation, acquisition or reorganization.

      15. Invest more than 5% of either Fund's total assets in securities of any issuer which, together with its predecessors, has been in continuous operation less than three years.

      16. Purchase or retain the securities of an issuer if those officers or trustees of the Trust or officers or directors of the Adviser who are also officers or directors of the issuer and who each own beneficially more than 1/2 of 1% of the securities of that issuer together own more than 5% of the securities of such issuer.

      17. Neither Fund currently intends to invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and limitations as that Fund.

      If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in values of portfolio securities or amount of net assets will not be considered a violation of any of the foregoing restrictions.

TAX EXEMPT MONEY FUND

      The following investment restrictions apply to the Tax Exempt Money Fund. They may not be changed without a shareholder vote. A change requires the affirmative vote of a majority of the Fund's outstanding shares, which as used in this Statement means the lesser of (1) 67% of the Fund's outstanding shares present at a meeting at which the holders of more than 50% of the outstanding shares are present in person or by proxy, or (2) more than 50% of the Fund's outstanding shares. With respect to investment restrictions Number 1 through 12 below, the Fund may not:

      1. Purchase securities on margin; sell short; purchase warrants; or write, purchase, or sell straddles, spreads, or combinations thereof.

      2. Borrow money, except from banks for temporary purposes (not for leveraging or investment) and then in an aggregate amount not in excess of 10% of the value of the Fund's assets at the time of such borrowing, provided, that so long as such borrowings exceed 5% of the value of the net assets, the Fund will not make any investments; or mortgage, pledge or hypothecate any assets except in connection with any such borrowing and in an aggregate amount not in excess of the dollar amount borrowed.

      3. Act as an underwriter of securities of other issuers, except to the extent that the purchase of Municipal Securities in accordance with the Fund's investment objective, policies and limitations may be deemed to be an underwriting.

     4. Purchase securities (other than under repurchase agreements of not more than one week's duration, considering only the remaining days to maturity of each existing repurchase agreement) for which there exists no readily available market, or for which there are legal or contractual restrictions on resale (excluding restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, which the Board of Trustees or the Adviser has determined under Board-approved guidelines are liquid), if as a result of any such purchase, more than 10% of the Fund's net assets would be invested in such securities.

      5. Purchase any securities if, immediately after such purchase, more than 25% of the value of the Fund's total assets would be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that there is no limitation with respect to investments in general municipal obligations and obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

      6. Purchase securities of any one issuer, other than the U.S. Government, its agencies and instrumentalities, if immediately after such purchase more than 5% of the value of the Fund's total assets would be invested in such issuer.

      7. Acquire more than 10% of any class of securities of an issuer, except securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities which are backed by the full faith and credit of the United States.

      8. Purchase or sell real estate, except this shall not prevent the Fund from investing in Municipal Securities secured by real estate or interests therein.

      9. Purchase or sell commodities or commodity futures contracts, or oil, gas or mineral exploration or development programs.

      10. Make loans, except that the Fund may hold debt instruments and enter into repurchase agreements in accordance with its investment objectives and policies.

      11. Issue any class of securities senior to any other class of securities, except that the Fund may purchase when-issued securities as described under "Investment Objectives and Policies."

      12. Invest more than 25% of its total assets within a single state of the United States or the District of Columbia.

      13. The Fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and limitations as the Fund.

      The following investment restrictions may be changed by the Board of Trustees without the approval of shareholders. Appropriate notice will be given of any changes in these restrictions made by the Board of Trustees. With respect to investment restrictions Number 14 through 17 below, the Fund may not:

      14. Purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization, and except for purchases of the securities of money market mutual funds.

      15. Purchase securities of any issuer for the purpose of exercising control or management, except in connection with a merger, consolidation, acquisition or reorganization.

      16. Invest more than 5% of the Fund's total assets in securities of any issuer which, together with its predecessors, has been in continuous operation less than three years, except obligations issued or guaranteed by the U.S. Government or its agencies, or Municipal Securities (other than industrial development bonds) (for this purpose the period of operation of the issuer shall include the period of operation of any predecessor or unconditional guarantor of such issuer).

      17. Purchase or retain the securities of an issuer if those officers or trustees of the Trust or officers or directors of the Adviser who are also officers or directors of the issuer and who each own beneficially more than 1/2 of 1% of the securities of that issuer together own more than 5% of the securities of such issuer.

      18. The Fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and limitations as the Fund.

      For the purposes of the limitations set forth in paragraphs 5, 6, 7, 16 and 17, the Fund will regard the entity which has the ultimate responsibility for the payment of principal and interest as the issuer.

      If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in values of portfolio securities or amount of net assets will not be considered a violation of any of the foregoing restrictions.

                             PORTFOLIO TRANSACTIONS

      The Advisory Agreements authorize the Adviser (subject to the control of the Boards of Trustees) to select brokers and dealers to execute purchases and sales of portfolio securities. They direct the Adviser to use its best efforts to obtain the best overall terms for the Trusts, taking into account such factors as price (including dealer spread), the size, type and difficulty of the transaction involved, and the financial condition and execution capability of the broker or dealer.

      With respect to the Cash Management Fund and the Government Securities Fund, the Adviser generally will purchase portfolio securities for both Funds either directly from the issuer or from dealers who specialize in "money market" instruments. During the last three fiscal years ended December 31, 1996, 1997, and 1998, the Cash Management Fund and the Government Securities Fund paid no brokerage commissions.

      With respect to the Tax Exempt Money Fund, purchases and sales of the Fund's portfolio securities are generally placed by the Adviser with the issuer, the issuer's underwriter or with a primary market maker. Usually no brokerage commission is paid, although the price usually includes an undisclosed compensation. (Transactions with primary market makers reflect the spread between bid and asked prices; purchases of underwritten issues include an underwriting fee paid by the issuer to the underwriter.) During the last three fiscal years ended December 31, 1996, 1997 and 1998, the Tax Exempt Money Fund paid no brokerage commissions.

      With respect to all of the Funds, to the extent that the execution and price offered by more than one dealer are comparable, the Adviser may, in its discretion, effect transactions in portfolio securities with dealers who provide the Trusts with research services such as credit analysis. Any such research services would be available for use on all investment advisory accounts of the Adviser.

      Other investment advisory clients advised by the Adviser may also invest in the same securities as the Trusts. When these clients buy or sell the same securities at substantially the same time, the Adviser may average the transactions as to price and allocate the amount of available investments in a manner which the Adviser believes to be equitable to each client, including any Fund. In some instances, this investment procedure may adversely affect the price paid or received by any Fund or the size of the position obtainable for it. On the other hand, to the extent permitted by law, the Adviser may aggregate the securities to be sold or purchased for any Fund with those to be sold or purchased for other clients managed by it in order to obtain best execution.

      In no instance will portfolio securities be purchased from or sold to Tucker Anthony Incorporated ("Tucker Anthony"), Sutro & Co. Incorporated ("Sutro") or any affiliated person (as defined in the 1940 Act) thereof.

      The Board of Trustees of the Mutual Fund has determined that any portfolio transaction for the Mutual Fund may be executed through Tucker Anthony or Sutro, if, in the Adviser's judgment, the use of Tucker Anthony or Sutro is likely to result in price and execution at least as favorable as those of other qualified brokers, and if, in the transaction, Tucker Anthony or Sutro charges the Mutual Fund a commission rate consistent with those charged by Tucker Anthony or Sutro to comparable unaffiliated customers in similar transactions. Neither Tucker Anthony nor Sutro will participate in commissions in brokerage given by the Mutual Fund to other brokers or dealers and will not receive any reciprocal brokerage business resulting therefrom.

                                  CURRENT YIELD

      The Securities and Exchange Commission requires by rule that a yield quotation set forth in an advertisement or prospectus for a "money market" fund be computed by a standardized method based on a historical seven calendar day period referred to as the "base period." The yield quoted may be a simple annualized yield or a compounded effective yield which gives effect to the reinvestment of the proceeds of the investment portfolio. The yield for the Tax Exempt Money Fund may also be quoted on a tax equivalent basis. If the compounded effective yield is used in an advertisement, the simple annualized yield must also be included. Both yields are computed on the basis of the base period return on a hypothetical pre-existing account in each Fund having a balance of one share at the beginning of the seven-day base period. The base period return equals the net change in value of the account over the seven-day period, including dividends declared both on the original share and on any additional shares purchased with previous dividends (such dividends are declared daily and paid from the net investment income of the Fund) and minus all fees, other than nonrecurring account or sales charges charged to all shareholder accounts, in proportion to the length of the base period and the Fund's average account size. The fees deducted will take into account the expense limitation agreement as described in "Our Management" in the Prospectus. The net change in value does not include realized gains and losses from the sale of securities or unrealized appreciation or depreciation of the securities. The base period return is then multiplied by 365/7 to arrive at the annualized simple yield. The compounded effective yield is calculated by dividing the base period return (calculated as above) by 7, adding 1, raising that sum to the 365th power and subtracting 1 from the result. Both calculations of yields are then expressed to at least two decimal points. The tax equivalent annualized simple yield is determined by dividing that portion of the annualized simple yield that is tax-exempt by 1 minus a stated income tax rate, and adding the quotient to that portion, if any, of the Tax Exempt Money Fund's yield that is not tax-exempt. The tax equivalent compounded effective yield is calculated by dividing that portion of the compounded effective yield by 1 minus a stated income tax rate and adding the quotient to that portion, if any, of the Tax Exempt Money Fund's compounded effective yield that is not tax-exempt.

YIELD INFORMATION

      Cash Management Fund. For the seven day period ended December 31, 1998, the simple annualized yield of the Cash Management Fund was [__%], the compound effective yield was [__%], and the Fund had an average weighted maturity of investments of [___] days.

      Government Securities Fund. For the seven day period ended December 31, 1998, the simple annualized yield of the Government Securities Fund was [__%], the compound effective yield was [__%], and the Fund had an average weighted maturity of investments of [___] days.

      Tax Exempt Money Fund. For the seven day period ended December 31, 1998, the simple annualized yield of the Tax Exempt Money Fund was [__%], the compound effective yield was [__%], the tax equivalent annualized simple yield was [__]% and the tax equivalent compounded effective yield was [__]% (in each case assuming an income tax rate of [__]%), and the Fund had an average weighted maturity of investments of [___] days.

                      ADDITIONAL INFORMATION ON REDEMPTION

      The Trusts may suspend redemption privileges or postpone the date of payment on shares of any Fund for more than seven days during any period (1) when the New York Stock Exchange is closed (other than for week-ends or holidays) or trading on the Exchange is restricted as determined by the Securities and Exchange Commission ("SEC"), (2) when an emergency exists, as defined by the SEC, which makes it not reasonably practicable for either Trust to dispose of securities owned by it or fairly to determine the value of its assets, or (3) as the SEC may otherwise permit.

      It is possible that under unusual circumstances the redemption price may be more or less than the shareholder's cost, depending on the market value of a Fund's portfolio at the time.

                                 NET ASSET VALUE

      As disclosed in the Prospectus, the net asset value per share of each Fund is determined at 12:00 noon New York time Monday through Friday, as described below. The Funds will be closed on the following national business holidays: New Year's Day, Martin Luther King Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

      The net asset value per share of the Funds is determined daily under the general supervision of the Trusts' Board of Trustees by the Trusts' custodian at 12:00 noon New York time on each day on which the New York Stock Exchange is open or on which there is a sufficient degree of trading in the Trusts' portfolio securities that the current net asset value of the Trusts' redeemable securities might be materially affected by changes in the value of the portfolio securities. Purchase or redemption orders accepted by Freedom Services Corp. prior to 12:00 noon New York time will be priced at 12:00 noon New York time that day. Purchase or redemption orders accepted by Freedom Services Corp. subsequent to 12:00 noon New York time will be priced at 12:00 noon New York time the next day that net asset value is computed. Net asset value per share is computed by taking the value of all assets of any Fund, less liabilities, and dividing by the number of shares of the Fund outstanding. To determine the value of the assets of any Fund for the purpose of obtaining the net asset value, portfolio securities are valued at amortized cost, as described below, and interest is accrued daily.

      Since the Trusts have adopted a policy of normally holding portfolio securities to maturity, all portfolio securities of the Funds will normally be valued at amortized cost. Thus, it is not expected that realized or unrealized gains or losses on portfolio securities will be a substantial factor in the computation of the net asset value or gross income of any Fund. If in some extraordinary circumstance any Fund experiences gains or losses (realized or unrealized), whether recognized or unrecognized, this could result in a change in net asset value, a change in dividends, or both.

      The Trusts intend to comply with the provisions of Rule 2a-7 under the 1940 Act, which permits each Fund to compute the net asset value using the amortized cost method of valuing portfolio securities. To comply with that rule, the Board of Trustees of each Trust has agreed to establish procedures to stabilize the net asset value for each Fund at $1.00 per share. These procedures include a review by the Board of Trustees of the extent of any deviation of net asset value per share, based on available market quotations or estimates of market value determined by the Boards of Trustees in good faith, from the Fund's $1.00 amortized cost value per share. If that deviation exceeds 1/2 of 1%, the Trustees will consider any action that should be initiated to reasonably eliminate or reduce material dilution or other unfair results to shareholders. Such action may include selling portfolio securities prior to maturity, withholding dividends, or utilizing a net asset value per share as determined by using available market quotations. In addition, the Trusts must (a) maintain a dollar weighted average portfolio maturity of 90 days or less for each Fund, (b) not purchase any instrument with a remaining maturity greater than 397 days, (c) limit portfolio investments, including repurchase agreements, to securities that, at the time of acquisition, (i) are rated in one of the two highest categories by at least two NRSROs (or by one organization if only one organization has rated the security), (ii) if not rated, are obligations of an issuer whose other outstanding short-term debt obligations are so rated, or
(iii) if not rated, are of comparable quality as determined by the Boards of Trustees in accordance with procedures established by the Boards of Trustees, and (d) comply with certain reporting and recordkeeping procedures. The Trusts' officers will periodically review the method of valuation and recommend changes to the Boards of Trustees which may be necessary to assure that the portfolio securities of the Funds are valued at their fair value as determined by the Trustees in good faith. The Funds will limit their investments to securities that present minimal credit risks, as determined by the Boards of Trustees in accordance with the procedures established by the Boards of Trustees.

      Amortized cost valuation involves valuing a security at its acquisition cost and adding or subtracting, ratably to maturity, adjustments for amortization of premium or accretion of discount, regardless of the impact of current market factors on the value of the security. Under the amortized cost method of valuation, neither the amount of daily income nor net asset value is affected by any unrealized appreciation or depreciation of the portfolio. As a result, in periods of declining interest rates, the indicated daily yield on a portfolio valued by amortized cost will be higher than on a portfolio valued by market prices.

      Since there is no sales load involved in an investment in either Trust, 100% of the shareholder's purchase price is invested in shares of the Fund purchased.

                         ADDITIONAL INFORMATION ON TAXES

      The following discussion offers only a brief outline of certain federal tax consequences of investing in the Funds. Investors should consult their own tax advisors for more detailed information and for the information regarding the impact of state and local taxes upon such an investment.

      Each Fund intends to qualify and elect to be treated as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). If so qualified, a Fund will not be liable for federal income taxes on its net investment income (i.e., the Fund's investment company taxable income, as that term is defined in the Code, without regard to the deduction for dividends paid) and net capital gain (i.e., the Fund's net long-term capital gains in excess of the sum of net short-term capital losses and capital loss carryovers from prior years, if any) that it distributes to shareholders, provided that the Fund distributes at least 90% of its net investment income and tax-exempt interest income for the taxable year. However, the Fund will be subject under current tax rates to a federal income tax at a maximum effective rate of 35% on any undistributed net investment income and net capital gain. To qualify for tax treatment as a "regulated investment company" under the Code, a Fund must, among other things, (i) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies or other income derived with respect to its business of investing in such stock, securities or currencies and (ii) diversify its holdings so that, at the end of each quarter of its taxable year, (A) at least 50% of the market value of the Fund's assets is represented by cash, U.S. Government securities, securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer and (B) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies).

      If for any taxable year any Fund does not qualify as a regulated investment company, all of its taxable income will be subject to tax at corporate rates and, in such event, dividend distributions to its shareholders would be eligible for the corporate dividends received deduction.

      The Code imposes a nondeductible 4% excise tax on a regulated investment company that fails to distribute, or be deemed to have distributed, during each calendar year an amount at least equal to the sum of (1) 98% of its taxable ordinary income for the calendar year (not taking into account any capital gains or losses), (2) 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the twelve month period ending on October 31 of the calendar year, and (3) all ordinary income and capital gains for previous years that were not distributed during such years. For this purpose, any income or gain retained by the Fund that is subject to corporate tax will be considered to have been distributed by year-end. The Funds intend to make sufficient distributions to avoid this 4% excise tax.

      Taxable distributions generally are included in a shareholder's gross income for the taxable year in which they are received. However, dividends declared in October, November and December and made payable to shareholders of record in such a month are taxable as of December 31, provided that a Fund pays the dividend during the following January. It is expected that none of the Funds' distributions will qualify for the 70% corporate dividends-received deduction.

CASH MANAGEMENT FUND AND GOVERNMENT SECURITIES FUND

      Since none of the net investment income of the Cash Management Fund or the Government Securities Fund will arise from dividends on common or preferred stock, it is expected that none of the Trust's distributions to shareholders will be eligible for the corporate dividends received deduction.

      Since all net investment income will be distributed as dividends, it will be taxable to shareholders as ordinary income, except for (a) such portion as may exceed a shareholder's ratable share of a Fund's earnings and profits as determined for tax purposes and available therefor, which excess will be applied against and reduce the shareholder's adjusted tax basis for his shares, and (b) amounts representing distributions of realized net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) and properly designated as such. If the excess described in (a) above were to exceed the shareholder's tax basis for his shares, the amount thereof would be treated as gain from the sale or exchange of such shares. The amount of any net capital gain realized by a Fund is, to the extent designated by that Fund, taxable to shareholders as long-term capital gain, regardless of the length of time a particular shareholder may have held his shares in the Fund. Not later than sixty days after the end of each taxable year, each Fund will send to its shareholders a written notice designating the amount of any distributions made during such year which is a distribution of long-term capital gain or represents a return of capital. In view of their policy of investing only in instruments maturing within one year, it is unlikely that either Fund will realize any long-term capital gains.

TAX EXEMPT MONEY FUND

      Net investment income received by the Fund from investments in debt securities other than tax exempt securities, and any excess of net short-term capital gain over net long-term capital loss recognized by the Fund, will be taxable to shareholders upon distribution as ordinary income, regardless of whether the distribution is paid in cash or in additional shares. The excess of net long-term capital gain over net short-term capital loss ("net capital gain"), to the extent properly designated by the Fund, will be taxable to shareholders upon distribution as long-term capital gain, regardless of the length of time the shares have been held or whether the distribution is paid in cash or in additional shares. Such distributions of net capital gain will not be eligible for the dividends received deduction for corporations. However, it is expected that any such amounts will be insubstantial in relation to the tax exempt interest generated by the Fund.

      Interest on certain private activity bonds issued after August 7, 1986 not otherwise subject to federal income tax may be subject to the federal alternative minimum tax ("AMT") although the interest continues to be excludable from gross income for other purposes. The AMT requires certain taxpayers to use alternative tax rate schedules and calculations to ensure that they pay at least a minimum amount of income tax, even if they make substantial use of certain tax deductions and exclusions (including the "items of tax preference"). Interest from certain private activity bonds is one of the items of tax preference that is added into income from other sources for the purposes of determining whether a taxpayer is subject to the AMT and the amount of any tax to be paid. Under regulations to be prescribed, exempt-interest dividends paid by the Fund will be treated as interest on such private activity bonds to the extent of the proportionate share of the interest on such bonds received by the Fund. In addition, corporate investors should note that exempt-interest dividends will be a component of the "current earnings" adjustment for the corporate AMT. Prospective investors should consult their own tax advisors with respect to the possible application of the AMT to their tax situation.

      To the extent that the net asset value at the time of purchase of shares in the Fund reflects capital gains, a subsequent distribution to the shareholder of such amounts, although constituting a return of his investment, would be taxable as described above. Any loss on the sale or exchange of shares of the Fund held for six months or less will be disallowed to the extent that tax-exempt interest dividends were paid on such shares.

      Information concerning the tax status of dividends and distributions is mailed to shareholders annually. The Fund anticipates that substantially all of the dividends to be paid by the Fund will be exempt from federal income taxes. If any portion of the Fund's dividends is not exempt from federal income taxes, the Fund will advise shareholders in the annual tax information notice of the percentage of both tax exempt and taxable income. The Fund will also advise shareholders in the annual tax information notice of the proportion of dividends and distributions derived from Municipal Securities of each state. In accordance with the Code, expenses of the Fund will be allocated pro rata between taxable and nontaxable income.

      Shareholders who are recipients of Social Security benefits should be aware that tax-exempt interest dividends received from the Fund are taken into account for purposes of determining whether their incomes are large enough to result in taxation of up to 85% of the amount of such Social Security benefits.

      From time to time, proposals have been introduced before Congress for the purpose of restricting, limiting, or eliminating the federal income tax exemptions for interest on Municipal Securities. It can be expected that similar proposals may be introduced in the future. If any such proposal were enacted, the availability of Municipal Securities for investment by the Fund and the value of the Fund's portfolio would be affected. In such an event, the Fund would reevaluate its investment objective and policies.

                             MANAGEMENT OF THE TRUSTS

      The Trustees and executive officers of the Trusts and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is One Beacon Street, Boston, Massachusetts 02108.

      *Dexter A. Dodge -- Trustee, Chairman of the Board and Chief Executive Officer and Managing Director of the Adviser since July 1992. He is 64. Vice President of Freedom Distributors Corporation since 1989 and Director since 1994.*

      Richard A. Farrell -- Trustee-160 Federal Street, Boston, Massachusetts 02110. He is 65. President since 1980 of Farrell, Healer & Co., a venture capital management firm that manages The Venture Capital Fund of New England.

      Ernest T. Kendall -- Trustee-230 Beacon Street, Boston, Massachusetts 02116. He is 66. President, Commonwealth Research Group, Inc., Boston, MA, a consulting firm specializing in microeconomics, regulatory economics and labor economics, since 1978.

      Richard B. Osterberg -- Trustee-84 State Street, Boston, MA 02109. He is
54. Member of the law firm of Weston, Patrick, Willard & Redding, Boston, MA since 1978.

      *William C. Dennis, Jr. -- Trustee - 1 World Financial Center, New York, New York 10281. He is 55. Chief Financial Officer of Freedom Securities Corporation since 1997. Director of the Advisor since 1998.

      William H. Darling -- Trustee - 294 Washington Street, Suite 310, Boston, Massachusetts 02108. He is 49. President, W.H. Darling & Co., Inc., managing corporate general partner to a coal land lessor, since 1994. Partner of Sagamore Partners, which provides trustee services to family and related trusts, since 1993. Certified Public Accountant, William A. Darling, CPA since 1982.

      John R. Haack -- Trustee - 311 Commonwealth Avenue #81, Boston, Massachusetts 02115. He is 56. Vice President of Operations, Reliable Transaction Processing, 1995 to present. Major General, Assistant to the Commander in Chief, U.S. Space Command, 1993 to 1995. General Manager, Unilect Industries, which is an electrical component manufacturer, 1993 to 1994. Brigadier General, Commander of 102nd Fighter Interceptor Wing, U.S. Air Force and Air National Guard, 1986 to 1993.

      Laurence R. Veator, Jr. -- Trustee - 8 Cove Way, Rust Island, Gloucester, Massachusetts 01930. He is 65. Currently retired. Formerly, President, Pacific/Interamerican Divisions of Grace Specialty Chemicals Co. from 1975 to 1987.

      John J. Danello -- President and Secretary-Executive Vice President of the Adviser since 1997, Managing Director,

Clerk and General Counsel since November 1986. He is 43. Senior Vice President since April 1998 and Director since February 1989 and Clerk since February 1987 of Freedom Distributors Corporation. Prior to November 1986, Mr. Danello was associated with the law firm of Goodwin, Procter & Hoar.

      Darlene F. Rego -- Treasurer-Vice President of the Adviser since February 1995 and Assistant Vice President since December 1992. She is 35. Assistant Treasurer of the Trusts from July 1987 until December 1992.

      Mary Jeanne Currie -- Vice President-Vice President of the Adviser since February 1983. She is 50.

      Paul F. Marandett -- Vice President-Vice President of the Adviser since 1990. He is 56. From 1980 to 1990, Mr. Marandett was a vice president with the Bank of Boston.

      Maureen M. Renzi -- Assistant Secretary-Vice President of the Adviser since February 1996 and Assistant Clerk and Compliance Officer since July 1992. She is 34. Paralegal of New England Securities from March 1989 to July 1992.

      Messrs. Dodge, Danello, Dennis, and Marandett and Mesdames Currie, Rego and Renzi are all officers of the Adviser as well as of the Trusts.


----------
      * Trustee may be deemed to be an "interested person" of the Trust as defined in the Investment Company Act of 1940.

      During the last fiscal year of the Trust, the Trustees were compensated as follows:


                           AGGREGATE       AGGREGATE        AGGREGATE        TOTAL
                          COMPENSATION   COMPENSATION      COMPENSATION   COMPENSATION
                          FROM THE TAX     FROM THE       FROM THE CASH     FROM FUND
                             EXEMPT       GOVERNMENT        MANAGEMENT    COMPLEX PAID
NAME OF  TRUSTEE           MONEY FUND    SECURITIES FUND       FUND       TO TRUSTEES(a)
----------------           ----------    ---------------       ----       --------------
Dexter A. Dodge
Richard A. Farrell
Ernest T. Kendall
Richard B. Osterberg
William C. Dennis, Jr.
William H. Darling
John R. Haack
Laurence R. Veator, Jr.

----------
(a) Includes compensation from the Tax Exempt Money Fund, Government Securities Fund, Cash Management Fund, Freedom California Tax Exempt Money Fund and Fund Manager Portfolios. The Trust does not provide any pension or retirement benefits for the Trustees.

      To the knowledge of the Mutual Fund and the Tax Exempt Trust, no person beneficially owns 5% or more of the shares of any of the Funds. As of January 31, 1999, the officers and Trustees of the Mutual Fund as a group owned less than 1% of each of the Cash Management Fund and the Government Securities Fund, and the officers and Trustees of the Tax Exempt Trust as a group owned less than 1% of the Tax Exempt Money Fund.

                             THE INVESTMENT ADVISER

      The investment adviser for each of the Funds is Freedom Capital Management Corporation (formerly Tucker Anthony Management Corporation), a Massachusetts corporation (the "Adviser"), with offices at One Beacon Street, Boston, Massachusetts 02108-3105. The Adviser is a registered investment advisory firm which maintains a large securities research department, the efforts of which will be made available to the Funds.

      The Adviser is an indirect, wholly-owned subsidiary of Freedom Securities Corporation, formerly known as JHFSC Acquisition Corp., a Delaware Corporation. Freedom Securities Corporation is located at One Beacon Street, Boston, Massachusetts 02108.

      On April 2, 1998, 7,400,000 shares of common stock of Freedom Securities Corporation were sold to the public in an initial public offering. As a consequence of this offering of stock, as well as an acquisition by Freedom Securities Corporation and the implementation of certain incentive and stock option plans, the previous controlling shareholder Thomas H. Lee Equity Fund II, L.P. (and certain related entity shareholders), now owns less than 25% of Freedom Securities Corporation's stock.

      Freedom Distributors Corporation ("Freedom"), located at One Beacon Street, Boston, MA 02108-3105, Sutro & Co., Incorporated ("Sutro"), located at 201 California Street, San Francisco, CA 94111, and Tucker Anthony Incorporated, located at One Beacon Street, Boston, MA 02108, ("Tucker Anthony", and together with Freedom and Sutro, the "Distributors"), affiliates of the Adviser, serve as distributors and principal underwriters for the Funds pursuant to a distribution agreement with each Trust. Freedom, established in 1987, is an indirect subsidiary of Freedom Securities Corporation. Tucker Anthony (formerly Tucker, Anthony & R.L. Day, Inc.), a brokerage firm which is a member of the New York Stock Exchange, is also an indirect subsidiary of Freedom Securities Corporation and continues an investment banking and brokerage business established in 1892. Sutro, a brokerage firm which is a member of the New York Stock Exchange, is an indirect, wholly-owned subsidiary of Freedom Securities Corporation.

      Pursuant to investment advisory agreements dated as of May 20, 1998
(the "Advisory Agreements") between the respective Trusts and the Adviser, the Adviser agreed to act as investment adviser and manager to the Funds. As manager and investment adviser, the Adviser will: (a) furnish continuously an investment program for the Funds and determine, subject to the overall supervision and review of the Boards of Trustees, which investments should be purchased, held, sold or exchanged, (b) provide supervision over all aspects of the Funds' operations except those which are delegated to a custodian, transfer agent or other agent, and (c) provide the Trusts with such executive, administrative and clerical personnel, officers and equipment as are deemed necessary for the conduct of the business of the Trusts.

      For the services and facilities to be provided by the Advisor under the Advisory Agreements, each Trust pays to the Advisor a monthly fee with respect to each Fund as soon as practical after the last day of each calendar month, at a rate equal to (i) one-half of one percent (.50%) on an annual basis of the Monthly Average Net Assets (defined below) of each such Fund for such calendar month up to $500 million, and (ii) forty-five hundredths of one percent (.45%) on an annual basis of the Monthly Average Net Assets of each Fund for such calendar month in excess of $500 million.

      The "Monthly Average Net Assets" of any of the Funds for any calendar month is equal to the quotient produced by dividing (i) the sum of the net assets of such Fund, determined in accordance with procedures established from time to time by or under the direction of the Board of Trustees of the Fund's Trust in accordance with the Trust's Agreement and Declaration of Trust, as of the time of day on which net asset value per share is determined on each day during such month on which such net asset value is determined, by (ii) the number of such days.

      In the case of commencement or termination of the Advisory Agreement with respect to any Fund during any calendar month, the fee with respect to such Fund for that month will be reduced proportionately based upon the number of calendar days during which it is in effect and the fee will be computed upon the average net assets of such Fund for the days during which it is in effect.

      Each Trust bears all costs of its organization and operation, including expenses of preparing, printing and mailing all shareholders' reports, notices, prospectuses (except that the expense of printing and mailing prospectuses used for promotional purposes will not be borne by the Trusts), proxy statements and reports to regulatory agencies; expenses relating to the issuance, registration and qualification of shares of the Trust; government fees; interest charges; expenses of furnishing to shareholders their account statements; taxes; expenses of redeeming shares; brokerage and other expenses connected with the execution of portfolio securities transactions; fees and expenses of the Trust's custodian, including those for keeping books and accounts and calculating the net asset value of shares of each Fund; fees and expenses of its independent accountants, legal counsel, transfer agent and dividend disbursing agent; the compensation and expenses of its Trustees who are not otherwise affiliated with the Trust, the Adviser or any of their affiliates; expenses of trustees' and shareholders' meetings; trade association memberships; insurance premiums; and any extraordinary expenses.

      The Advisory Agreement for each of the Mutual Fund and the Tax Exempt Trust was approved on May 19, 1998 by all of the Trustees, including all of the Trustees who are not parties to such Advisory Agreement or "interested persons" (as defined in the Investment Company Act of 1940) of any such party and was approved at a meeting held on May 20, 1998 by the outstanding shareholders of each of the Cash Management Fund and the Government Securities Fund and the outstanding shareholders of the Tax Exempt Money Fund, respectively. The Advisory Agreements will continue in effect with respect to the Mutual Fund and Tax Exempt Trust from year to year, provided that its continuance is approved annually both (i) by the holders of a majority of the outstanding voting securities of each Fund or by the Board of Trustees, and (ii) by a majority of the Trustees who are not parties to the Advisory Agreements or "interested persons" of any such party. The Advisory Agreements may be terminated on 60 days written notice by either party and will terminate automatically if they are assigned.

      Mr. Osterberg, a Trustee of the Trusts, is a member of the law firm of Weston, Patrick, Willard & Redding, which has retained the Adviser from time to time to provide investment advisory consulting services for clients of such firm.

      For the fiscal year ended December 31, 1996, the Cash Management Fund, the Government Securities Fund and the Tax Exempt Money Fund paid the Adviser an investment advisory fee of $6,993,034, $1,573,331, and $1,434,813 respectively.

      For the fiscal year ended December 31, 1997, the Cash Management Fund, Government Securities Fund and the Tax Exempt Money Fund paid the Adviser an investment advisory fee of $7,749,372, $ 1,603,441 and $ 1,416,138 respectively.

      For the fiscal year ended December 31, 1998, the Cash Management Fund, the Government Securities Fund and the Tax Exempt Money Fund paid the Adviser an investment advisory fee of [$________], [$________] and [$________], respectively.

                      DISTRIBUTION OF SHARES OF THE TRUSTS

      The Trusts have each entered into a Distribution Agreement with the Distributors whereby the Distributors act as exclusive selling agent of the Funds selling shares of each Fund on a "best efforts" basis. Although the Distributors distribute shares of each Fund on a continuous basis, shares may also be purchased directly from the Funds. No underwriting commissions or discounts are paid to the Distributors in connection with their distribution of shares of the Funds.

                                 TRANSFER AGENT

      Freedom Services Corporation ("FSC"), One World Financial Center, 200 Liberty Street, New York, New York 10281 acts as transfer and shareholder services agent for the Funds. FSC is a wholly-owned subsidiary of Freedom Securities Corporation. Generally, FSC receives from each of the Funds a fee of $17.75 per account in payment for the shareholder services it provides (such as providing monthly statements and processing purchase and sale orders) for shareholders who hold shares of the Funds through their brokerage accounts. Transfer agent charges are reduced for those shareholder accounts that are held through a brokerage account with FSC.

                                    CUSTODIAN

      All cash and securities of the Trusts are held by State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02106, as custodian.

                FINANCIAL STATEMENTS AND INDEPENDENT ACCOUNTANTS

      PricewaterhouseCoopers LLP, 160 Federal Street, Boston, Massachusetts 02110 serves as the Trusts' independent accountants, providing audit services, including review and consultation, in connection with various filings by the Trusts with the Securities and Exchange Commission and tax authorities.

      Each of the Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Net Assets and Schedule of Investments included in each Fund's Annual Report as of or for the year ended December 31, 1998, including any notes thereto or report of independent accounts, is hereby incorporated by reference from such Fund's Annual Report filed with the SEC.

               INFORMATION ABOUT SECURITIES RATINGS OF NATIONALLY
             RECOGNIZED STATISTICAL RATING ORGANIZATIONS ("NRSROS")

Debt Security Ratings, Including Municipal Bonds

      MOODY'S INVESTORS SERVICE, INC. Aaa -- the "best quality." Aa -- "high quality by all standards", but margins of protection or other elements make long-term risks appear somewhat larger than Aaa rated municipal bonds.

      STANDARD & POOR'S CORPORATION. AAA -- "obligations of the highest quality." AA --issues with investment characteristics "only slightly less marked than those of the prime quality issues."

Ratings of Municipal Notes

      MOODY'S INVESTORS SERVICE, INC. MIG 1: the best quality. MIG 2: high quality, with margins of protection ample although not so large as in the preceding group.

Ratings of Commercial Paper

      MOODY'S INVESTORS SERVICE, INC. The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: valuation of the management of the issuer; economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; evaluation of the issuer's products in relation to competition and customer acceptance; liquidity; amount and quality of long-term debt; trend of earnings over a period of 10 years; financial strength of the parent company and the relationships which exist with the issuer; and recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. These factors are all considered in determining whether the commercial paper is rated P1, P2 or P3.

      STANDARD & POOR'S CORPORATION. Commercial paper rated A-1+ (highest quality) by S&P has the following characteristics: liquidity ratios are adequate to meet cash requirements; and long-term senior debt is rated "A-1+" or better, although in some cases "BBB" credits may be allowed. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. The relative strength or weakness of the above factors determines whether the issuer's commercial paper is rated A1, A2, or A3.

      IBCA LIMITED/IBCA INC. Short-term obligations, including commercial paper, rated A-1+ by IBCA Limited or its affiliate IBCA Inc. are obligations supported by the highest capacity for timely repayment. Obligations rated A-1 have a very strong capacity for timely repayment. Obligations rated A-2 have a strong capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic or financial conditions.

      FITCH INVESTORS SERVICES, INC. Fitch Investors Services, Inc. employs the rating F-1+ to indicate issues regarded as having the strongest degree of assurance for timely payment. The rating F-1 reflects an assurance of timely payment only slightly less in degree than issues rated F-1+, while the rating F-2 indicates a satisfactory degree of assurance for timely payment, although the margin of safety is not as great as indicated by the F-1+ and F-1 categories.

      DUFF & PHELPS INC. Duff & Phelps Inc. employs the designation of Duff 1 with respect to top grade commercial paper and bank money instruments. Duff 1+ indicates the highest certainty of timely payment: Short-term liquidity is clearly outstanding, and safety is just below risk-free U.S. Treasury short-term obligations. Duff 1- indicates high certainty of time payment. Duff 2 indicates good certainty of timely payment: liquidity factors and company fundamentals are sound.

      THOMSON BANKWATCH, INC. ("BANKWATCH"). BankWatch will assign both short-term debt ratings and issuer ratings to the issuers it rates. BankWatch will assign a short-term rating ("TBW-1," "TBW- 2," "TBW-3," or "TBW-4") to each class of debt (e.g., commercial paper or non-convertible debt), having a maturity of one-year or less, issued by a holding company structure or an entity within the holding company structure that is rated by BankWatch. Additionally, BankWatch will assign an issuer rating ("A," A/B," "B," "B/C, "C," "C/D," "D," "D/E," and "E") to each issuer that it rates.

      Certain NRSROs utilize rankings within rating categories indicated by a + or -. The Funds, in accordance with industry practice, recognize such rankings with categories as graduations, viewing for example S&P's rating of A-1+ and A-1 as being in S&P's highest rating category.

Ratings of Short-Term Corporate Debt Securities

      MOODY'S INVESTORS SERVICE, INC. Aaa -- Best quality. These securities carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large, or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Aa -- High quality by all standards. They are rated lower than the best bond because margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be of greater amplitude, or there may be other elements present which made the long-term risks appear somewhat greater.

      STANDARD & POOR'S CORPORATION. AAA -- Highest grade. They possess the ultimate degree of protection as to principal and interest. Marketwise, they move with interest rates, and hence provide the maximum safety on all counts. AA -- High grade. Generally, these bonds differ from AAA issues only in a small degree. Here, too, prices move with the long-term money market.

      FITCH INVESTORS SERVICE, INC. AAA-High grade, broadly marketable, suitable for investment by trustees and fiduciary institutions, and liable to but slight market fluctuation other than through changes in the money rate. The prime feature of an "AAA" bond is the showing of earnings several times or many times interest requirements for such stability of applicable interest that safety is beyond reasonable question whenever changes occur in conditions. Other features may be considered, such as a wide margin of protection through collateral, security or direct lien on specific property. Sinking funds or voluntary reduction of debt by call or purchase are often factors, while guarantee or assumption by parties other than the original debtor may influence their rating. AA -- Of safety virtually beyond question and readily salable. Their merits are not greatly unlike those of "AAA" class but a bond so rated may be junior though it has a strong lien, or the margin of safety may be less strikingly broad. The issue may be the obligation of a small company, strongly secured, but influenced as to rating by the lesser financial power of the enterprise and more local type of market.

                                     PART C

                To the Registration Statement of Freedom Group of
               Tax Exempt Funds including Freedom Tax Exempt Money Fund (the "Tax Exempt Fund") and Freedom California
                  Tax Exempt Money Fund (the "California Fund")

Item 23. Exhibits.

         EXHIBIT NO.                        DESCRIPTION


         1.       (a)      Amended and Restated Agreement and Declaration of
                           Trust (Master Trust Agreement) dated September 27,
                           1982.(i)

                  (b)      Amendment No. 1 to Master Trust Agreement. (i)

                  (c)      Amendment No. 2 to Master Trust Agreement. (i)

                  (d)      Amendment No. 3 to Master Trust Agreement. (i)

                  (e)      Amendment No. 4 to Master Trust Agreement. (i)

         2.       By-Laws as amended and restated. (i)

         3. Specimen share certificates for the Tax Exempt Fund and California Fund. (ii)

         4. Advisory Agreement dated May 20, 1998 between Registrant and Freedom Capital Management Corporation.

         5. Distribution Agreement dated November 29, 1996 between the Registrant, Tucker Anthony Incorporated, Freedom Distributors Corporation and Sutro & Co., Incorporated. (iii)

         6.       None.

         7.       (a)      Custodian Agreement between Registrant and State
                           Street Bank and Trust Company. (iv)

                  (b) Letter Agreement to add the California Fund to Custodian Agreement. (v)

         8. Transfer Agency and Service Agreement dated June 16, 1998 by and between Freedom Mutual Fund, and Freedom Group of Tax Exempt Funds and Freedom Services Corporation.

         9. Opinion and Consent of Goodwin, Procter & Hoar with respect to the Tax Exempt Fund, Opinion and Consent of Goodwin, Procter & Hoar with respect to the California Fund. (vi)

         10.      Consent of PricewaterhouseCoopers LLP.

         11.      Not Applicable.

         12.      Investment Letter. (vii)

         13.      None.

         14. Financial Data Schedules for the Tax Exempt Fund and the California Fund.

         15.      None.

         16.      Powers of  Attorney. (viii)

------------

Footnote
Reference
------------

(i) Filed as an exhibit under Post-Effective Amendment No. 21, File No. 2-78609, to the Registrant's Registration Statement on Form N-1A, under the same exhibit number and incorporated herein by reference.

(ii) Filed as exhibit number 4 under Post-Effective Amendment No. 21, File No. 2-70863, to the Registrant's Registration Statement on Form N-1A, and incorporated herein by reference.

(iii) Filed as exhibit number 6 under Post-Effective Amendment No. 21, File No. 2-70863, to the Registrant's Registration Statement on Form N-1A, and incorporated herein by reference.

(iv) Filed as exhibit number 8(a) under Post-Effective Amendment No. 21, File No. 2-70863, to the Registrant's Registration Statement on Form N-1A, and incorporated herein by reference.

(v) Filed as exhibit number 8(b) under Post-Effective Amendment No. 21, File No. 2-70863, to the Registrant's Registration Statement on Form N-1A, and incorporated herein by reference.

(vi) Filed as exhibit number 10 under Post-Effective Amendment No. 21, File No. 2-70863, to the Registrant's Registration Statement on Form N-1A, and incorporated herein by reference.

(vii) Filed as exhibit number 13 under Post-Effective Amendment No. 21, File No. 2-70863, to the Registrant's Registration Statement on Form N-1A, and incorporated herein by reference.

(viii) Filed as exhibit number 19 under Post-Effective Amendment No. 21, File No. 2-70863, to the Registrant's Registration Statement on Form N-1A, and incorporated herein by reference.

------------

Item 24. Persons Controlled by or Under Common Control with Registrant.

                  Registrant is not directly or indirectly controlled by or under common control with any person other than the Trustees. Registrant does not have any subsidiaries.

Item 25.          Indemnification.

                  Under Article VII of the Registrant's Amended and Restated Agreement and Declaration of Trust, any present or former Trustee, Officer, agent or employee or person serving in such capacity with another entity at the request of the Registrant ("Covered Person") shall be indemnified against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromises or as fines or penalties and expenses, including reasonable legal and accounting fees, in connection with the defense or disposition of any proceeding by or in the name of the Registrant or any shareholder in his capacity as such if: (i) a favorable final decision on the merits is made by a court or administrative body; or (ii) a reasonable determination is made by a vote of the majority of a quorum of disinterested Trustees or by independent legal counsel that the Covered Person was not liable by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in his office ("Disabling Conduct"); or (iii) a determination is made to indemnify the Covered Person under procedures approved by the Board of Trustees which in the opinion of independent legal counsel are not inconsistent with the Investment Company Act of 1940. Said Article VII further provides that the Registrant shall indemnify any Covered Person against any such liabilities and expenses incurred in connection with the defense or disposition of any other type of proceeding except with respect to any matter as to which the Covered Person shall have engaged in Disabling Conduct or shall have been finally adjudicated not to have acted in good faith and in the reasonable belief that such Covered Person's action was in or not opposed to the best interests of the Registrant.

Item 26. Business and Other Connections of Investment Adviser.

                  Freedom Capital Management Corporation (the "Adviser") is a registered investment adviser. The Adviser's offices are located at One Beacon Street, Boston, Massachusetts. It is a wholly-owned subsidiary of Freedom Securities Corporation. Freedom Distributors Corporation, a registered broker-dealer, is a wholly-owned subsidiary of the Adviser and acts as a distributor of shares of the Registrant. The principal office of Freedom Distributors Corporation is at One Beacon Street, Boston, Massachusetts 02108. The principal office of Freedom Securities Corporation is at One Beacon Street, Boston, Massachusetts. The Adviser offers a wide range of investment advisory services to both individuals and institutions.

                  On June 25, 1982, the Adviser and Tucker Anthony Incorporated, a brokerage firm which is a member of the New York Stock Exchange and continues an investment banking and brokerage business established in 1892, were acquired by John Hancock Mutual Life Insurance Company ("John Hancock") as indirect subsidiaries.

                  On November 29, 1996, John Hancock Mutual Life Insurance Company (John Hancock), through its subsidiary, John Hancock Subsidiaries, Inc., transferred 95.1% of the capital stock of John Hancock Freedom Securities Corporation to JHFSC Acquisition Corp., now known as Freedom Securities Corporation, a Delaware corporation.

                  On April 2, 1998, 7,400,000 shares of common stock of Freedom Securities Corporation were sold to the public in an initial public offering. As a consequence of this offering of stock, as well as an acquisition by Freedom Securities Corporation and the implementation of certain incentive and stock option plans, the previous controlling shareholder Thomas H. Lee Equity Fund II, L.P. (and certain related entity shareholders), now owns less than 25% of Freedom Securities Corporation's stock.

                  The Adviser also acts as investment adviser for two other registered investment companies, Freedom Mutual Fund and FundManager Portfolios.

                  The following information is provided with respect to each director and executive officer of the Adviser:



                                                                 BUSINESS AND OTHER
                                     POSITION                    POSITIONS WITHIN
NAME                               WITH ADVISER                  LAST TWO YEARS
----                               ------------                  --------------
Dexter A. Dodge         Chairman, CEO and Director               Director of the Adviser.
                                                                 Director of Freedom Distributors
                                                                 Corporation.

John J. Danello         Executive Vice President, Director       Senior Vice President and Director
                        Clerk and General Counsel                of Freedom Distributors Corporation.


John H. Goldsmith       Director                                 President and Chief Executive
                                                                 Officer of Freedom Securities
                                                                 Corporation Inc.  Chairman and Chief
                                                                 Executive Officer of Tucker Anthony
                                                                 Incorporated.

William C. Dennis       Director                                 Chief Financial Officer of Freedom
                                                                 Securities Corporation.

Michael M. Spencer      Director                                 Director of the Adviser

Amy E. Ghisletta        Chief Financial Officer                  Employee of Tucker Anthony
                                                                 Incorporated

Item 27.          Principal Underwriters.

                  (a) Freedom Distributors Corporation ("Freedom") acts as co-distributor with Sutro & Co. Incorporated ("Sutro"), and Tucker Anthony Incorporated ("Tucker Anthony") with respect to the California Fund and the Tax Exempt Fund. Freedom, Sutro and Tucker Anthony also act as co-distributors for Freedom Mutual Fund and FundManager Portfolios, and Freedom acts as a distributor for Freedom Investment Trust, Freedom Investment Trust II and Freedom Investment Trust III, all registered investment companies.

                  (b)(1) The name of each director and officer of Freedom, together with the offices held by such person with Freedom and the Registrant, are set forth below. The principal business address of each person named below is One Beacon Street, Boston, MA 02108.

                    NAME                                      OFFICES WITH FREEDOM AND THE REGISTRANT
                    ----                                      ---------------------------------------
           John J. Danello.............................       President and Director of Freedom and Secretary of the
                                                              Registrant

           Amy E. Ghisletta............................       Treasurer of Freedom

           Dexter A. Dodge.............................       Director of Freedom and Chief Executive Officer of the
                                                              Registrant.

           Maureen M. Renzi............................       Vice President and Clerk of Freedom and Assistant
                                                              Secretary of the Registrant.

                  (b)(2) The persons whose names and addresses are set forth below hold the offices with Tucker Anthony indicated below. None of these persons holds any position or office with Freedom.



NAME AND PRINCIPAL
BUSINESS ADDRESS                                    OFFICES WITH TUCKER ANTHONY
----------------                                    ---------------------------
John H. Goldsmith (1).......................        Chairman, Chief Executive Officer and Director

Robert H. Yevich (2)........................        President and Director

Kevin J. McKay (2)..........................        Executive Vice President

Marc Menchel (2)............................        General Counsel, Secretary and Clerk

John B. Mullin (2)..........................        Treasurer and Chief Financial Officer

         (1)      Business address is One Beacon Street, Boston, Massachusetts
                  02108.

         (2) Business address is One World Financial Center, 200 Liberty Street, New York, New York 10281.

                  (b)(3) The name and principal business address of each director and officer of Sutro, together with the offices held by such persons with Sutro, are set forth below. No officer or director of Sutro holds any office with the Registrant.


NAME AND PRINCIPAL
BUSINESS ADDRESS                                    OFFICES WITH SUTRO
----------------                                    ------------------

John F. Luikart (1).........................        President and CEO

Mary Jane Delaney (1).......................        Executive Vice President, General Counsel and Secretary

John H. Goldsmith (2).......................        Chairman

Raymond J. Minehan (1)......................        Executive Vice President

John W. Eisele (1)..........................        Executive Vice President

Thomas R. Weinberger (3)....................        Executive Vice President

Jerry Phillips (1)..........................        Executive Vice President

         (1) Business address is 201 California Street, San Francisco, California 94111.

         (2)      Business address is One Beacon Street, Boston, Massachusetts
                  02108.

         (3) Business address is 11150 Santa Monica Blvd., Suite 1500, Los Angeles, California 90025

                  (c)      Not applicable.

Item 28. Location of Accounts and Records.

                  The accounts and records of the Registrant are maintained at the offices of Registrant at One Beacon Street, Boston, Massachusetts and at the offices of the Custodian, State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02106 and 1776 Heritage Drive, North Quincy, Massachusetts 01171.

Item 29. Management Services.

                  There are no management-related service contracts other than the Advisory Agreement relating to management services described in Parts A and B.

Item 30. Undertakings.

                  Not applicable.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant hereby certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(a) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in this City of Boston and Commonwealth of Massachusetts on the 31st day of December, 1998.


                              FREEDOM GROUP OF TAX EXEMPT FUNDS

                              By: /s/ Dexter A. Dodge
                                  ----------------------------------------
                                  Dexter A. Dodge, Chief Executive Officer


     Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.



Signature                     Title                         Date
/s/ Dexter A. Dodge           Chairman and Trustee          December 31, 1998
--------------------------
Dexter A. Dodge, Principal
Executive Officer

/s/ Darlene F. Rego           Treasurer                     December 31, 1998
--------------------------
Darlene F. Rego, Principal
Financial and Accounting
Officer

                              Trustee                       December 31, 1998
--------------------------
William C. Dennis

           *                  Trustee                       December 31, 1998
--------------------------
Richard A. Farrell

           *                  Trustee                       December 31, 1998
--------------------------
Ernest T. Kendall

           *                  Trustee                       December 31, 1998
--------------------------
Richard B. Osterberg

           *                  Trustee                       December 31, 1998
--------------------------
William H. Darling

           *                  Trustee                       December 31, 1998
--------------------------
John R. Haack

           *                  Trustee                       December 31, 1998
--------------------------
Laurence R. Veator, Jr.


*By: /s/ Dexter A. Dodge
--------------------------
     Dexter A. Dodge, Attorney-in-Fact under Powers of
     Attorney dated February 1, 1995, January 27, 1997
     and January 28, 1997 and included as Exhibit 19 to
     Post-Effective Amendment No. 21, File No. 2-78609,
     and incorporated herein by reference.